Dated

April 2023
$100,000,000
TERM LOAN FACILITY
MAJURO SHIPPING COMPANY INC.
TOKU SHIPPING COMPANY INC.
MEJATO

SHIPPING COMPANY INC.
RAKARU SHIPPING COMPANY INC.
EBADON SHIPPING COMPANY INC.
PULAP SHIPPING COMPANY INC.
WENO SHIPPING COMPANY INC.
ERIKUB SHIPPING COMPANY INC.
WOTHO SHIPPING COMPANY INC.
as joint and several Borrowers
and
DIANA SHIPPING INC.
as Parent Guarantor
and
DANISH SHIP FINANCE A/S
as Original Lender
FACILITY AGREEMENT
relating to
(i) the refinancing of the Existing Indebtedness secured on m.vs. "ALCMENE", "SEATTLE", "PHAIDRA",
"ELECTRA", "ASTARTE", "P.

S. PALIOS"

and "G. P.

ZAFIRAKIS",
(ii) the refinancing of the Borrowers'

equity in respect of m.vs "CRYSTALIA

"

and "ATALANDI

"

and (iii) the provision to the Borrowers

of working capital for their general corporate purposes

Index
Clause

Page
Section 1 Interpretation ...........................................................................................................................

3
1

Definitions and Interpretation ....................................................................................................

3
Section 2 The Facility

..............................................................................................................................30
2

The Facility

.................................................................................................................................30
3

Purpose......................................................................................................................................30
4

Conditions of Utilisation

............................................................................................................31
Section 3 Utilisation................................................................................................................................33
5

Utilisation ..................................................................................................................................33
Section 4 Repayment, Prepayment and Cancellation

............................................................................36
6

Repayment ................................................................................................................................36
7

Prepayment and Cancellation ...................................................................................................37
Section 5 Costs of Utilisation

..................................................................................................................41
8

Interest ......................................................................................................................................41
9

Interest Periods .........................................................................................................................42
10

Changes to the Calculation of Interest

......................................................................................42
11

Fees ...........................................................................................................................................47
Section 6 Additional Payment Obligations

.............................................................................................49
12

Tax Gross

Up and Indemnities

...................................................................................................49
13

Increased Costs .........................................................................................................................52
14

Other Indemnities .....................................................................................................................54
15

Mitigation by the Lender and force Majeure

............................................................................56
16

Costs and Expenses ...................................................................................................................57
Section 7 Guarantees and Joint and Several Liability of Borrowers

.......................................................59
17

Guarantee and Indemnity – Parent Guarantor .........................................................................59
18

Joint and Several Liability of the Borrowers

..............................................................................62
Section 8 Representations, Undertakings and Events of Default ..........................................................64
19

Representations ........................................................................................................................64
20

Information Undertakings

.........................................................................................................71
21

Financial Covenants

...................................................................................................................74
22

General Undertakings ...............................................................................................................76
23

Insurance Undertakings ............................................................................................................83
24

General Ship Undertakings

........................................................................................................89
25

Security Cover ...........................................................................................................................96
26

Earnings Accounts and Application of Earnings

........................................................................98
27

Events of Default .......................................................................................................................99
Section 9 The Lender and the Obligors ................................................................................................104
28

Changes to the Lender ............................................................................................................104
29

Changes to the Transaction Obligors ......................................................................................105
Section 10 Administration

....................................................................................................................107
30

Payment Mechanics ................................................................................................................107
31

Set-Off .....................................................................................................................................109
32

Conduct of Business by the Lender

.........................................................................................109
33

Bail-In

.......................................................................................................................................109

34

Notices

.....................................................................................................................................109
35

Calculations and Certificates

...................................................................................................111
36

Partial Invalidity

.......................................................................................................................112
37

Remedies and Waivers ............................................................................................................112
38

Entire Agreement ....................................................................................................................112
39

Settlement or Discharge Conditional ......................................................................................112
40

Irrevocable Payment ...............................................................................................................112
41

Amendments

...........................................................................................................................113
42

Confidential Information

.........................................................................................................113
43

Confidentiality of Funding Rates

.............................................................................................116
44

Counterparts ...........................................................................................................................117
Section 11 Governing Law and Enforcement

.......................................................................................118
45

Governing Law

.........................................................................................................................118
46

Enforcement

............................................................................................................................118
Schedules
Schedule 1 The Parties .........................................................................................................................119
Part A The Obligors

.................................................................................................................

119
Part B The Original Lender

......................................................................................................

121
Schedule 2 Conditions Precedent ........................................................................................................122
Part A Conditions Precedent to Utilisation Request ..............................................................

122
Part B Conditions Precedent to Utilisation under each Tranche

............................................

126
Schedule 3 Utilisation Request

.............................................................................................................128
Schedule 4 Form of Compliance Certificate

.........................................................................................130
Schedule 5 Details of the Ships ............................................................................................................131
Schedule 6 Timetables..........................................................................................................................133
Execution
Execution Pages

....................................................................................................................................134

THIS AGREEMENT
is made on

April 2023
PARTIES
(1)
MAJURO SHIPPING CO

MPANY

INC.
, a

corporation incorporated

in the

Republic of

The Marshall
Islands

whose

registered

address

is

at

Trust

Company

Complex,

Ajeltake

Road,

Ajeltake

Island,
Majuro MH96960, The Marshall Islands as a borrower (" Borrower A ")
(2) TOKU
SHIPPING

COMPANY

INC.
,

a

corporation

incorporated

in

the

Republic

of

The

Marshall
Islands

whose

registered

address

is

at

Trust

Company

Complex,

Ajeltake

Road,

Ajeltake

Island,
Majuro MH96960, The Marshall Islands as a borrower (" Borrower B ")
(3) MEJATO
SHIPPING COMPANY

INC.
, a

corporation

incorporated

in the

Republic of

The Marshall
Islands

whose

registered

address

is

at

Trust

Company

Complex,

Ajeltake

Road,

Ajeltake

Island,
Majuro MH96960, The Marshall Islands as a borrower (" Borrower C ")
(4) RAKARU
SHIPPING COMPANY

INC.
, a

corporation

incorporated

in the

Republic of

The Marshall
Islands

whose

registered

address

is

at

Trust

Company

Complex,

Ajeltake

Road,

Ajeltake

Island,
Majuro MH96960, The Marshall Islands as a borrower (" Borrower D ")
(5) EBADON
SHIPPING COMPANY

INC.
, a

corporation incorporated

in the

Republic of

The Marshall
Islands

whose

registered

address

is

at

Trust

Company

Complex,

Ajeltake

Road,

Ajeltake

Island,
Majuro MH96960, The Marshall Islands as a borrower (" Borrower E ")
(6) PULAP
SHIPPING

COMPANY

INC.
,

a

corporation

incorporated

in

the

Republic

of

The

Marshall
Islands

whose

registered

address

is

at

Trust

Company

Complex,

Ajeltake

Road,

Ajeltake

Island,
Majuro MH96960, The Marshall Islands as a borrower (" Borrower F ")
(7) WENO
SHIPPING

COMPANY

INC.
,

a

corporation

incorporated

in

the

Republic

of

The

Marshall
Islands

whose

registered

address

is

at

Trust

Company

Complex,

Ajeltake

Road,

Ajeltake

Island,
Majuro MH96960, The Marshall Islands as a borrower (" Borrower G ")
(8) ERIKUB
SHIPPING

COMPANY

INC.
,

a

corporation

incorporated

in

the

Republic

of

The

Marshall
Islands

whose

registered

address

is

at

Trust

Company

Complex,

Ajeltake

Road,

Ajeltake

Island,
Majuro MH96960, The Marshall Islands as a borrower (" Borrower H ")
(9) WOTHO
SHIPPING COMPANY

INC.
, a

corporation

incorporated

in the

Republic of

The Marshall
Islands

whose

registered

address

is

at

Trust

Company

Complex,

Ajeltake

Road,

Ajeltake

Island,
Majuro MH96960, The Marshall Islands as a borrower (" Borrower I ")
(10) DIANA SHIPPING INC.
, a corporation

incorporated in the

Republic of The Marshall

Islands whose
registered address is at

Trust Company Complex, Ajeltake Road, Ajeltake

Island, Majuro

MH96960,
The Marshall Islands as guarantor (the " Parent Guarantor ")
(11) DANISH SHIP FINANCE A/S

as lender (the "
Original Lender ")

BACKGROUND
The Lender

has agreed

to make

available to

the Borrowers

a term

loan facility

of up

to the

lesser of

(i)
$100,000,000 and (ii) 60

per cent. of the

aggregate Initial Market

Value of

the Ships in nine

Tranches

for
the purposes of:
(a)
refinancing the Existing Indebtedness secured on Ship A, Ship B, Ship C,

Ship D and Ship E
under Existing Loan Agreement A;
(b)
refinancing the

Existing Indebtedness

secured on

Ship F

and Ship

G under

Existing Loan
Agreement B;
(c)
refinancing

the

Borrowers'

equity

which

has

been

applied

against

prepayment

of

the
indebtedness under Loan Agreement C; and
(d) providing the Borrowers with working capital for their general corporate purposes.
OPERATIVE PROVISIONS

SECTION 1
INTERPRETATION
1 DEFINITIONS AND INTERPRETATION
1.1 Definitions
In this Agreement:
" Account Bank " means, in relation to the Earnings Account held in the name of:
(a)
Borrower B,

Borrower F,

Borrower G, Borrower

H and Borrower

I, ABN AMRO

Bank N.V.
acting through its office at Gustav

Mahlerlaan 10, 1082 PP Amsterdam, The Netherlands,
and

registered

with

the

Dutch

Commercial

Register

(
Handelsregister
)

under

number
34334259; and
(b)
Borrower A,

Borrower C,

Borrower D

and Borrower

E, Joh. Berenberg,

Gossler & Co.

KG,
acting through its office at Neuer Jungfernstieg 20, 20354 Hamburg, Germany, or any replacement bank or other financial institution as may be approved by the Lender.
"
Account

Security
"

means

a

document

creating

Security

over

any

Earnings

Account

in

agreed
form.
" Advance " means a borrowing of all or part of a Tranche under this Agreement.
" Affiliate
" means, in relation to

any person, a Subsidiary of

that person or a

Holding Company of
that person or any other Subsidiary of that Holding Company.
" Annex VI
" means Annex

VI of the

Protocol of 1997

(as subsequently amended

from time to time)
to amend the International Convention for the Prevention

of Pollution from Ships 1973 (Marpol),
as modified by the Protocol of 1978 relating thereto.
" Anti-Money Laundering Laws " means all applicable anti-corruption laws, anti-bribery laws, anti-
money

laundering

laws

and

reporting

requirements,

regulations

or

rules

in

any

applicable
jurisdiction.
"
Approved

Brokers
"

means

any

firm

or

firms

of

insurance

brokers

approved

in

writing

by

the
Lender.
" Approved Classification " means, in relation to a Ship:
(a)
as

at

the

date

of

this

Agreement,

the

classification

in

relation

to

that

Ship

specified

in
Schedule 5 ( Details of the Ships
);

(b)
the equivalent classification with another Approved Classification Society;

or
(c)
another classification

approved

by the

Lender as

its classification,

at the

request of

the
relevant Borrower.

" Approved Classification Society " means, in relation to a Ship:
(a)

as at the date

of this Agreement the

classification society in relation

to that Ship specified
in

Schedule

5

(
Details

of

the

Ships
)

subject

to

Clause

4.5

(
Conditions

subsequent
)

and
paragraph (c) of Clause 24.3 ( Repair and classification ); and
(b)
American

Bureau

of

Shipping, Bureau

Veritas,

Det

Norske

Veritas/Germanischer

Lloyd,
Lloyd's Register,

Nippon Kaiji, Polish

Register of Shipping, Registro

Italiano Navale (RINA)
or any

other classification

society which

is a member

of the

International Association

of
Classification Societies and is approved in writing by the Lender.

" Approved Commercial Manager " means, in relation to a Ship:
(a)
as

at

the

date

of

this

Agreement,

the

manager

specified

as

the

approved

commercial
manager in relation to that Ship in Schedule 5 ( Details of the Ships
);

(b)
DWM or Diana Shipping;

or
(c)
any other

person approved

in writing by

the Lender,

as the commercial

manager of that
Ship.
" Approved Flag
" means, in relation to a Ship, as at the date of this Agreement, the flag in relation
to that Ship specified in Schedule 5 ( Details of the Ships ) or such other flag and, if applicable port of registry, approved in writing by the Lender

and a reference to "the Approved Flag"

in respect of
a Ship shall

be a reference

to the flag

and, if applicable

port of registry,

under which that

Ship is
then flagged with the agreement of the Lender.
"
Approved

Manager
"

means,

in

relation

to

a

Ship,

the

Approved

Commercial

Manager

or

the
Approved Technical

Manager of that Ship.
"
Approved Technical

Manager
" means in relation to a Ship:
(a)

as

at

the

date

of

this

Agreement,

the

manager

specified

as

the

approved

technical
manager in relation to that Ship in Schedule 5 ( Details of the Ships
);

(b)
DWM or Diana Shipping;

or
(c)
any other person

approved in writing

by the Lender, as the

technical manager of

that Ship.
"
Approved

Valuer
"

means

Arrow

Valuations,

Braemar

ACM

Valuations,

Clarksons,

Fearnleys,
Galbraith, Howe

Robinson and SSY

(or any

Affiliate of

such person

through which valuations

are
commonly

issued)

or

any

other

firm

or

firms

of

independent

sale

and

purchase

shipbrokers
approved in writing by the Lender.
"
Article

55

BRRD
"

means

Article

55

of

Directive

2014/59/EU

establishing

a

framework

for

the
recovery and resolution of credit institutions and investment firms.
" Assignable Charter " means, in relation to a Ship:

(a)
any time or consecutive voyage Charter

in respect of that

Ship which exceeds or, by virtue
of

any

optional extensions,

is capable

of

exceeding,

a duration

of 12

months, made

on
terms and with a third party charterer approved in writing by the Lender; and
(b)
any intra-Group time or consecutive voyage Charter for any

tenor in respect of that Ship.
" Authorisation
" means an authorisation, consent, approval, resolution, licence,

exemption, filing,
notarisation, legalisation or registration.
" Availability Period
" means, in

relation to each

Tranche,

the period from

and including the

date
of this Agreement to and including 1 May 2023.
" Available Facility " means the Commitment minus:
(a) the amount of the outstanding Loan; and
(b)
in relation to any proposed Utilisation, the

amount of any Advance that is

due to be made
on or before the proposed Utilisation Date.
" Bail-In Action " means the exercise of any Write-down and Conversion Powers.
" Bail-In Legislation " means:
(a)
in

relation

to

an

EEA

Member

Country

which

has

implemented,

or

which

at

any

time
implements, Article 55 BRRD, the relevant implementing

law or regulation as described in
the EU Bail-In Legislation Schedule from time to time;

(b)
in relation to any state other than such

an EEA Member Country and

the United Kingdom,
any analogous law or regulation from time

to time which requires contractual recognition
of any Write-down and Conversion Powers contained

in that law or regulation; and
(c) in relation to the United Kingdom, the UK Bail-In Legislation.
" Borrower
" means

Borrower

A, Borrower

B,

Borrower

C,

Borrower

D,

Borrower

E, Borrower

F,
Borrower G, Borrower H or Borrower I.
" Break Costs
" means all

costs, liability or

loss including a

loss of prospective

profit, premiums or
penalties

incurred

by

the

Lender

in

the

circumstances

contemplated

by

Clause

14.2

(
Other
indemnities
), or as a result

of it receiving any

prepayment of all or

any part of the Loan

(whether
pursuant to

Clause 6 (
Repayment) and Clause

7 (Prepayment and Cancellation
) or otherwise), or
any other

payment under

or in

relation to

the Finance

Documents on

a day

other than

the due
date

for

payment

of

the

sum

in

question,

and

includes (without

limitation)

any

losses or

costs
incurred

in

such

circumstances

in

liquidating

or

re-employing

any

funding

obtained

from

third
parties acquired to effect or maintain

the Loan, and any liabilities, expenses or losses incurred by the Lender in terminating or

reversing, or otherwise in connection

with, any interest

rate and/or
currency

swap,

transaction

or

arrangement

entered

into

by

the Lender

to

hedge

any

exposure
arising under this Agreement, or in terminating or reversing, or otherwise in connection with, any
open position arising under this Agreement or a number of transactions of which this Agreement is one.

"
Business

Day
"

means

a

day

(other

than

a

Saturday

or

Sunday)

on

which

banks

are

open

for
general business in Athens, Copenhagen and:

(a) New York; and
(b) (in relation to the fixing of an interest rate) which is a US Government Securities Business
Day.
" Change of Control
" means the occurrence of

any of the following

acts, events or circumstances
without the prior written consent of the Lender:

(a)
the shares of the Parent Guarantor

cease to be listed on the New York

Stock Exchange or
any other stock exchange acceptable to the Lender; and/or
(b)
the Palios

Family (either

directly or indirectly

through companies

legally and

beneficially
owned)

ceases

to

own

at

least

12.5

per

cent.

of

the

common

stock

in

the

Parent
Guarantor;

and/or
(c)
the Palios

Family (either

directly or indirectly

through companies

legally and

beneficially
owned) ceases

to control at

least 25 per

cent. of the

maximum number

of votes that

might
be cast in

respect of any

matter submitted

to the vote

of the shareholders

of the Parent
Guarantor;

and/or
(d)
Semiramis

Paliou

ceases

to

hold

the

Chief

Executive

Officer

position

in

the

Parent
Guarantor and active role in the decision making in respect of the Parent Guarantor.
" Charter
" means, in

relation to

a Ship, any

charter relating

to that

Ship, or other

contract for

its
employment, whether or not already in existence.
" Charter Guarantee
" means any guarantee, bond,

letter of credit or

other instrument (whether

or
not already issued) supporting a Charter.
" Charterparty Assignment
" means,

in respect

of any Assignable

Charter, a first priority

assignment
of the rights of the relevant Borrower in respect of that Assignable Charter in agreed form.
" Code " means the US Internal Revenue Code of 1986.
" Commercial Management Agreement " means the agreement entered into between a Borrower and the Approved Commercial Manager regarding the commercial management of a Ship.
" Commitment
"

means

$100,000,000,

to

the

extent

not

cancelled

or

reduced

under

this
Agreement.
" Compliance Certificate
" means

a certificate in

the form

set out

in Schedule

4 (
Form of

Compliance
Certificate
) or in any other form agreed between the Parent Guarantor and the Lender.

" Confidential Information
" means all information relating to any Transaction

Obligor, the Group,
the Finance Documents

or the Facility of

which the Lender

becomes aware in its

capacity as, or for
the purpose of becoming, the Lender

or which is received

by the Lender in relation

to, or for

the
purpose of becoming the Lender under,

the Finance Documents or the Facility from any

member

of the Group

or any of its

advisers in whatever form, and

includes information given orally

and any
document,

electronic

file

or

any

other

way

of

representing

or

recording

information

which
contains or is derived or copied from such information but excludes:
(a) information that:
(i)
is or

becomes public

information other

than as

a direct

or indirect

result of

any
breach by the Lender of Clause 42 ( Confidential Information );
(ii)
is identified in writing at

the time of delivery as non-confidential

by any member
of the Group or any of its advisers; or
(iii)
is known

by the Lender

before the

date the

information is

disclosed to it

by any
member of the Group

or any of

its advisers or is

lawfully obtained by the

Lender
after that date, from a

source which is, as

far as the Lender

is aware, unconnected
with the

Group and

which, in

either case,

as far

as the

Lender is

aware, has

not
been

obtained

in

breach

of,

and

is

not

otherwise

subject

to,

any

obligation

of
confidentiality; and
(b) any Funding Rate.
"
Confidentiality

Undertaking
"

means

a

confidentiality

undertaking

in

substantially

the
appropriate

form

recommended

by

the

LMA

from

time

to

time

or

in

any

other

form

agreed
between the Borrowers and the Lender.
"
Deed

of

Release
"

means,

in

respect

of

each

Existing

Loan

Agreement,

a

deed

releasing

the
relevant Existing Security in a form acceptable to the Lender.
" Default " means an Event of Default or a Potential Event of Default.
" Delegate " means any delegate, agent, attorney or co-trustee appointed by the Lender.
" Diana Shipping
" means Diana Shipping

Services S.A., a company

incorporated and existing under
the

laws

of

Panama

having its

registered

office

at

Edificio

Universal,

Piso

12,

Avenida

Federico
Boyd, Panama, Republic of Panama and maintaining an

office at 16 Pendelis Street, 175 64, Palaio
Faliro, Greece.
" Disruption Event " means either or both of:
(a)
a material disruption

to those payment

or communications systems

or to those financial
markets which are, in each case, required to operate in order for payments to be made in connection with the

Facility (or otherwise

in order for

the transactions contemplated

by
the Finance Documents

to be carried

out) which disruption

is not

caused by, and is

beyond
the control of, any of the Parties or,

if applicable, any Transaction Obligor; or
(b)
the occurrence of any other event which results in

a disruption (of a technical or systems-
related

nature)

to

the treasury

or

payments

operations

of

a Party

or,

if applicable,

any
Transaction Obligor

preventing that, or any

other,

Party or,

if applicable, any Transaction
Obligor:

(i) from performing its payment obligations under the Finance Documents; or
(ii)
from communicating with

other Parties or,

if applicable, any

Transaction

Obligor
in accordance with the terms of the Finance Documents,
and

which

(in

either

such

case)

is

not

caused

by,

and

is

beyond

the

control

of,

the

Party

or,

if
applicable, any Transaction Obligor whose operations are disrupted.
" Document of Compliance " has the meaning given to it in the ISM Code.
" dollars " and " $ " mean the lawful currency, for the time being, of the United States of America.
" DWM
"

means

Diana

Wilhelmsen

Management

Limited,

a

company

incorporated

and

existing
under the laws of the Republic

of Cyprus having its registered

office at 21 Vasili

Michailidi Street,
3026 Limassol, Cyprus and maintaining an office at 350 Syngrou Avenue, Kalithea, Greece.
" Earnings
" means, in

relation to a

Ship, all moneys

whatsoever which are

now,

or later

become,
payable

(actually

or

contingently)

to

a

Borrower

or

the

Lender

and

which

arise

out

of

or

in
connection with or relate to the use or operation of that Ship, including (but not limited to):
(a)
the following, save to the extent that any of them is,

with the prior written consent of the
Lender, pooled or shared with any other person:
(i)
all

freight,

hire

and

passage

moneys

including,

without

limitation,

all

moneys
payable

under,

arising

out

of

or

in

connection

with

a

Charter

or

a

Charter
Guarantee;
(ii) the proceeds of the exercise of any lien on sub-freights;
(iii)
compensation payable to

a Borrower or the

Lender in the event of

requisition of
that Ship for hire or use;
(iv) remuneration for salvage and towage services;
(v) demurrage and detention moneys;
(vi)
without

prejudice

to

the

generality

of

sub-paragraph

(i)

above,

damages

for
breach

(or

payments

for

variation

or

termination)

of

any

charterparty

or

other
contract for the employment of that Ship;
(vii) all moneys which are at any time payable under any Insurances in relation to loss of hire;
(viii)
all

monies

which

are

at

any

time

payable

to

a

Borrower

in

relation

to

general
average contribution; and
(b)
if and whenever that

Ship is employed on

terms whereby any

moneys falling within

sub-
paragraphs (i) to (viii) of paragraph (a) above are pooled or shared with any other person,
that proportion of the net receipts of

the relevant pooling or sharing arrangement

which
is attributable to that Ship.

" Earnings Account " means, in relation to a Borrower:
(a)
an

account

in

the

name

of

that

Borrower

with

the

Account

Bank

designated

"Earnings
Account";
(b)
any other account

in the name of that

Borrower with the Account

Bank which may,

with
the prior

written consent

of the

Lender,

be opened

in lieu

of the

account referred

to in
paragraph

(a)

above,

irrespective

of

the

number

or

designation

of

such

replacement
account; or
(c) any sub-account of any account referred to in paragraphs (a) or (b) above.
" EEA Member Country
" means any

member state of

the European Union,

Iceland, Liechtenstein
and Norway.
"
Environmental

Approval
"

means

any

present

or

future

permit,

ruling,

variance

or

other
Authorisation required under Environmental Law.
" Environmental Claim
" means any claim by any

governmental, judicial or regulatory

authority or
any

other

person

which

arises

out

of

an

Environmental

Incident

or

an

alleged

Environmental
Incident or which relates to any Environmental Law and, for this purpose, "
claim " includes a claim
for damages, compensation, contribution, injury, fines, losses and penalties or

any other payment
of any kind, including

in relation to clean-up and

removal, whether or not similar

to the foregoing;
an order

or direction

to take,

or not

to take,

certain action

or to

desist from

or suspend

certain
action; and any

form of

enforcement or

regulatory action,

including the arrest

or attachment

of
any asset.
" Environmental Incident " means:
(a)
any

release,

emission,

spill

or

discharge

of

Environmentally

Sensitive

Material

whether
within a Ship

or from

a Ship into

any other

vessel or

into or

upon the air,

water,

land or
soils (including the seabed) or surface water; or
(b)
any incident

in which

Environmentally

Sensitive Material

is released,

emitted, spilled

or
discharged into or

upon the

air, water,

land or

soils (including

the seabed)

or surface water
from

a vessel

other than

any

Ship and

which involves

a collision

between any

Ship and
such

other

vessel

or

some

other

incident

of

navigation

or

operation,

in

either

case,

in
connection

with

which

a

Ship

is

actually

or

potentially

liable

to

be

arrested,

attached,
detained or injuncted and/or

a Ship and/or any

Transaction

Obligor and/or any operator
or

manager

of

a

Ship

is

at

fault

or

allegedly

at

fault

or

otherwise

liable

to

any

legal

or
administrative action; or
(c)
any other

incident in

which Environmentally Sensitive

Material is

released, emitted,

spilled
or discharged

into or

upon the air,

water,

land or

soils (including the

seabed) or surface
water

otherwise

than

from

a

Ship

and

in

connection

with

which

a

Ship

is

actually

or
potentially

liable

to

be

arrested

and/or

where

any

Transaction

Obligor

and/or

any
operator

or manager

of a

Ship is

at fault

or allegedly

at fault

or otherwise

liable to

any
legal or administrative action.

"
Environmental

Law
"

means

any

present

or

future

law

relating

to

vessel

disposal,

energy
efficiency,

carbon

reduction,

emissions,

emissions

trading,

pollution

or

protection

of

human
health or the environment,

to conditions in the

workplace, to the carriage,

generation, handling,
storage, use,

release or spillage

of Environmentally

Sensitive Material or

to actual or

threatened
releases of Environmentally

Sensitive Material.
" Environmentally Sensitive Material
" means and

includes all contaminants, oil,

oil products, toxic
substances and

any other

substance (including

any chemical,

gas or

other hazardous

or noxious
substance) which is (or is capable of being or becoming) polluting, toxic or hazardous.
"
EU Bail-In

Legislation Schedule
" means

the document

described as

such and

published by

the
LMA from time to time.
" EU Ship Recycling Regulation
" means Regulation (EU)

No 1257/2013 of

the European Parliament
and

of

the

Council

of

20

November

2013

on

ship

recycling

and

amending

Regulation

(EC)

No
1013/2006 and Directive 2009/16/EC.
"
Event

of

Default
"

means

any

event

or

circumstance

specified

as

such

in

Clause

27

(
Events

of
Default ).
" Existing Agent
" means, in respect of Existing Loan Agreement A

and Existing Loan Agreement B,
BNP Paribas, acting through its office at 9 rue du débarcadère, 93500 Pantin, France.
"
Existing

Indebtedness
"

means,

in

respect

of

an

Existing

Loan

Agreement,

at

any

date,

the
outstanding Financial Indebtedness of

the Parent Guarantor

or,

as the case may

be, the relevant
Borrowers

on that date under that Existing Loan Agreement.
" Existing Loan Agreement " means Existing Loan Agreement A or Existing Loan Agreement B.
" Existing Loan Agreement A
" means the loan

agreement dated 13 July 2018

(as from time to time
amended and/or supplemented) and entered into between (i) the Parent Guarantor as borrower,
(ii) the banks

and financial institutions listed

in schedule 1 therein

as lenders, (iii)

BNP Paribas as
swap bank, bookrunner and security

trustee and (iv) the

Existing Agent as agent

secured on Ship
A, Ship B, Ship C, Ship D and Ship E.
" Existing Loan Agreement B
" means the loan agreement dated 18

December 2014 (as from time
to time amended and/or supplemented)

and entered into between (i) Borrower F and

Borrower E
as joint and several borrowers, (ii) the banks and financial institutions listed in schedule 1 therein as lenders, (iii) BNP Paribas as swap bank and security trustee and (iv) the Existing Agent as agent secured on Ship F and Ship G.
"
Existing

Security
"

means,

in

respect

of

an

Existing

Loan

Agreement,

any

Security

created

to
secure

the

relevant

Existing

Indebtedness

under

Existing

Loan

Agreement

A

and

Existing

Loan
Agreement B.
" Facility
" means the

term loan facility

made available under

this Agreement as

described in

Clause
2 ( The Facility ).

" Facility Office
" means the office or offices through which the Lender will perform its obligations
under this Agreement.
" FATCA " means:
(a) sections 1471 to 1474 of the Code or any associated regulations;
(b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the

US and

any other jurisdiction,

which (in

either case)

facilitates the
implementation of any law or regulation referred to in paragraph (a) above; or
(c)
any agreement pursuant

to the implementation of

any treaty,

law or regulation referred
to in paragraphs (a)

or (b) above

with the US

Internal Revenue Service,

the US government
or any governmental or taxation authority in any other jurisdiction.
"
FATCA

Deduction
" means

a deduction

or withholding

from a payment

under a

Finance Document
required by FATCA.
"
FATCA

Exempt Party
" means

a Party

that is

entitled to

receive payments

free from

any FATCA
Deduction.
" Finance Document " means:
(a) this Agreement;
(b) the Utilisation Request;
(c) any Security Document;
(d) any Manager's Undertaking;
(e) any Subordination Agreement;
(f)
any

other

document

which

is

executed

for

the

purpose

of

establishing

any

priority

or
subordination arrangement in relation to the Secured Liabilities; or
(g) any other document designated as such by the Lender and the Borrowers.
" Financial Indebtedness " means any indebtedness for or in relation to:
(a) moneys borrowed;
(b)
any amount

raised by

acceptance under any

acceptance credit facility

or dematerialised
equivalent;
(c)
any

amount

raised

pursuant

to

any

note

purchase

facility

or the

issue of

bonds, notes,
debentures, loan stock or any similar instrument;
(d) the amount of any liability in relation to any lease or hire purchase contract which would, in accordance with GAAP,

be treated as a balance sheet liability;

(e)
receivables sold or discounted

(other than any receivables to

the extent they are

sold on
a non-recourse basis);
(f)
any amount

raised under

any other

transaction (including

any forward

sale or

purchase
agreement) of a type

not referred to

in any other paragraph

of this definition having

the
commercial effect of a borrowing;
(g)
any derivative

transaction entered

into in

connection with

protection against

or benefit
from

fluctuation in

any

rate

or

price (and,

when calculating

the value

of

any

derivative
transaction, only the

marked to

market value

(or,

if any

actual amount is

due as a

result
of the termination or close-out of that derivative transaction, that amount)

shall be taken
into account);
(h)
any counter-indemnity obligation in relation to a

guarantee, indemnity, bond, standby or
documentary

letter

of

credit

or

any

other

instrument

issued

by

a

bank

or

financial
institution; and
(i)
the amount of any liability in

relation to any

guarantee or indemnity for

any of the items
referred to in paragraphs (a) to (h) above.
"
Financial

Year
"

means

the

12-month

period

commencing

on

1

January

and

ending

on

31
December.

" Fleet Vessels
" means all of the

vessels (including, but not

limited to, the Ships) from time

to time
wholly owned by members of the Group or bareboat

chartered by members

of the Group on long
term leases

the duration

of which is

equal to

or exceeds

(or is

capable of exceeding

by virtue

of
any optional extensions)

12 months (each a "
Fleet Vessel ").
" Funding Rate
" means

any individual

rate

notified by

the Lender

to an

Obligor pursuant

to any
Finance Document.
" GAAP " means generally accepted accounting principles in the United States of America.
" General Assignment
" means, in

relation to a Ship,

the general assignment creating

Security over:
(a)
that Ship's Earnings,

its Insurances

and any Requisition

Compensation in relation

to that
Ship; and
(b) any Charter and any Charter Guarantee in relation to that Ship, in agreed form.
" Group
" means

the Parent

Guarantor

and its

Subsidiaries from

time to

time (including,

for

the
avoidance of doubt and without limitation, Diana Shipping).
"
Historic

Term

SOFR
"

means,

in

relation

to

the

Loan

or

any

part

of

the

Loan,

the

most

recent
applicable Term

SOFR for a

period equal in

length to

the Interest

Period of the

Loan or that

part
of

the

Loan

and

which

is

as

of

a

day

which

is

no

more

than

three

US

Government

Securities
Business Days before the Quotation Day.

" Holding Company
" means,

in relation

to a

person, any

other person

in relation

to which

it is

a
Subsidiary.
" Indemnified Person " has the meaning given to it in Clause 14.2 ( Other indemnities ).
"
Initial Market

Value
" means,

in relation

to a

Ship, the

Market

Value

of that

Ship calculated

in
accordance with the valuation relative

thereto referred

to in paragraph

6.1 of Part A of

Schedule
2 ( Conditions Precedent
).

" Insurances " means, in relation to a Ship:
(a) all policies and contracts of insurance, including entries of that Ship in any protection and indemnity

or

war

risks

association,

effected

in

relation

to

that

Ship,

the

Earnings

or
otherwise in relation to that Ship whether before, on or after the date of this Agreement;
and
(b)
all rights

and other assets

relating to,

or derived

from, any

of such

policies, contracts

or
entries, including any rights to a return of premium and any rights in relation to any claim whether or not

the relevant policy, contract of insurance

or entry has

expired on or

before
the date of this Agreement.
"
Interest Payment

Date
" has the

meaning given to

it in paragraph

(a) of

Clause 8.1 (
Payment of
interest ).
" Interest Period
" means, in relation to the Loan

or any part of the Loan, each

period determined
in

accordance

with

Clause

9

(
Interest

Periods
)

and,

in

relation

to

an

Unpaid

Sum,

each

period
determined in accordance with Clause 8.3 ( Default interest ).
" Interpolated Historic Term SOFR
" means, in relation

to the Loan or

any part of the

Loan, the rate
(rounded to

the same number of

decimal places as Term

SOFR) which results

from interpolating
on a linear basis between:
(a)
either:

(i)
the most recent

applicable Term

SOFR (as of a

day which is

not more than

three
US

Government

Securities

Business

Days

before

the

Quotation

Day)

for

the
longest period

(for which

Term

SOFR is

available) which

is less

than the

Interest
Period of the Loan or that part of the Loan; or
(ii)
if no such

Term SOFR is available for a

period which is

less than the

Interest Period
of the Loan

or that part

of the Loan,

the most recent

SOFR for

a day which

is no
more than five US Government Securities Business Days (and no less than two US
Government Securities Business Days)

before the Quotation Day; and
(b)
the

most

recent

applicable

Term

SOFR

(as

of

a

day

which

is

not

more

than

three

US
Government Securities

Business Days

before the

Quotation Day)

for the

shortest period
(for which Term

SOFR is available)

which exceeds

the Interest

Period of

the Loan or

that
part of the Loan.

"
Interpolated

Term

SOFR
"

means,

in

relation

to

the

Loan

or

any

part

of

the

Loan,

the

rate
(rounded to

the same number of

decimal places as Term

SOFR) which results

from interpolating
on a linear basis between:
(a)
either:

(i)
the applicable Term

SOFR (at or

after 5

am Chicago Time

on the Quotation

Day)
for

the longest

period (for

which Term

SOFR is

available)

which is

less than

the
Interest Period of the Loan or that part of the Loan; or
(ii)
if no such

Term SOFR is available for a

period which is

less than the

Interest Period
of

the

Loan

or

that

part

of

the

Loan,

the

SOFR

for

the

day

which

is

two

US
Government Securities Business Days before the Quotation Day; and
(b)
the applicable

Term

SOFR (at

or after

5 am

Chicago Time

on the

Quotation Day)

for the
shortest period

(for which

Term

SOFR is

available) which

exceeds

the Interest

Period of
the Loan or that part of the Loan.
"
Inventory

of

Hazardous

Materials
"

means,

in

relation

to

a

Ship,

an

inventory

certificate

or
statement of compliance (as applicable) supplemented by a list of any and all materials known to
be potentially hazardous utilised in

the construction of, or otherwise installed

on, that Ship, which
is certified in

accordance with the

EU Ship Recycling

Regulation, 2013 (EU

SRR) and/or the

Hong
Kong International

Convention for

the Safe

and Environmentally

Sound Recycling

of Ships,

2009
(HKC)

as

further

described

by

the

International

Maritime

Organisation

and/or

the

Approved
Classification Society.

" ISM Code
" means the

International Safety Management Code

for the Safe Operation

of Ships and
for

Pollution

Prevention

(including

the

guidelines

on

its

implementation),

adopted

by

the
International Maritime

Organisation, as

the same may

be amended or

supplemented from

time
to time.
" ISPS Code " means the International Ship and Port Facility Security (ISPS) Code as adopted by the
International

Maritime

Organization's

(IMO)

Diplomatic

Conference

of

December

2002,

as

the
same may be amended or supplemented from time to time.
" ISSC " means an International Ship Security Certificate issued under the ISPS Code.
" Lender " means:
(a) the Original Lender; and
(b)
any bank, financial institution, trust, fund or other entity which has become the Lender in
accordance with Clause 28 ( Changes to the Lender ),
which in each case has not ceased to be a Party in accordance with this Agreement.
" Limitation Acts " means the Limitation Act 1980 and the Foreign Limitation Periods Act 1984.
" LMA " means the Loan Market Association or any successor organisation from time to time.

" Loan " means the loan to be made available under the Facility or the aggregate principal amount outstanding for the

time being

of the borrowings

under the

Facility and a

"
part of

the Loan
" means
an

Advance,

a

Tranche,

a

part

of

a

Tranche

or

any

other

part

of

the

Loan

as

the

context

may
require.
"
Loan

Agreement

C
"

means

the

loan

agreement

dated

5

March

2019

(as

from

time

to

time
amended and/or supplemented) and entered into between (i) Borrower H and

Borrower I as joint
and several

borrowers and

(ii) the banks

and financial institutions

listed in

schedule 1 therein

as
lenders and

(iii) DNB

Bank ASA as

arranger,

agent, swap

provider and

security agent

secured on
Ship H and Ship I.
" Major Casualty
" means,

in relation

to a

Ship, any

casualty to

that Ship

in relation

to which

the
claim

or

the

aggregate

of

the

claims

against

all

insurers,

before

adjustment

for

any

relevant
franchise or deductible, exceeds $1,000,000 or the equivalent in any other currency.
"
Management

Agreement
"

means

a

Technical

Management

Agreement

or

a

Commercial
Management Agreement.
" Manager's Undertaking
" means, in

relation to a

Ship, the letter

of undertaking from

its Approved
Technical

Manager

and

the

letter

of

undertaking

from

its

Approved

Commercial

Manager
subordinating

the

rights

of

such

Approved

Technical

Manager

and

such

Approved

Commercial
Manager respectively against that Ship and the relevant Borrower to the rights of the Lender and assigning

the

rights

and

interests

of

such

Approved

Technical

Manager

and

such

Approved
Commercial Manager respectively in the Insurances to the Lender in agreed form.
" Margin " means 2.20 per cent. per annum.
"
Market

Disruption Rate
" means

the percentage

rate

per annum

which is

the aggregate

of the
Reference Rate and 1.366 per cent.

" Market Value
" means, in

relation to a Ship

or any other vessel (including

any Fleet Vessel), at any
date,

an amount

determined in

dollars

by

the Lender

as being

an amount

equal to

the market
value of that Ship or

vessel shown by the arithmetic

mean of two valuations (subject

to paragraph
(b)(ii) of Clause 25.7 ( Provision of valuations )), each addressed to the Lender and prepared:
(a) as at a date not more than 30 days previously;
(b) by an Approved Valuer selected by the Borrowers and appointed by the Lender;
(c)
with or without physical inspection

of that Ship or vessel

(as the Lender may require); and
(d)
on

the basis

of

a sale

for

prompt

delivery for

cash

on

normal

arm's length

commercial
terms

as

between

a

willing

seller

and

a

willing

buyer,

and

on

an

"as

is

where

is"

basis
without taking into

account the benefit or

detriment of any

charter commitment/free of
any existing charter or other contract of employment,
Provided that

if the difference

between the two

valuations is

greater than

10 per cent.

a third
valuation shall be carried out on the same

basis by an Approved Valuer appointed by the Lender
at

the cost

of the

Borrowers

and the

Market

Value

shall be

the arithmetic

mean of

the three

valuations. For the avoidance of

doubt, if a

valuation is provided as

a range between two figures,
the figure to be used shall be the arithmetic mean of those two figures.
" Material Adverse Effect " means a material adverse effect on:
(a)
the business, operations, property,

condition (financial or otherwise) or prospects of any
member of the Group or the Group as a whole; or
(b)
the

ability

of

any

Transaction

Obligor

to

perform

its

obligations

under

any

Finance
Document; or
(c)
the validity or enforceability of,

or the effectiveness or ranking of any Security granted or
intended

to

be

granted

pursuant

to

any

of,

the

Finance

Documents

or

the

rights

or
remedies of the Lender under any of the Finance Documents.
" Month
" means a period starting

on one day in a

calendar month and ending on the

numerically
corresponding day in the next calendar month, except that:
(a)
(subject to sub-paragraph

(c) below)

if the

numerically corresponding

day is not

a Business
Day,

that period shall end on the next

Business Day in that calendar month

in which that
period is to

end if there

is one, or

if there is

not, on the immediately

preceding Business
Day;
(b)
if there is no numerically corresponding day in the calendar month in which that period is
to end, that period shall end on the last Business Day in that calendar month; and
(c)
if an

Interest

Period

begins on

the last

Business Day

of

a calendar

month, that

Interest
Period

shall

end

on

the last

Business Day

in

the calendar

month

in which

that

Interest
Period is to end.
The above rules will only apply to the last Month of any period.
" Mortgage " means, in relation to a Ship, a first priority or, as the case may be, first preferred ship mortgage

on

that

Ship

in

agreed

form

or

any

replacement

first

preferred

or

first

priority

ship
mortgage

on

that

Ship under

the

laws

of

an

Approved

Flag, and

if

required

by

the

laws

of

the
relevant Approved Flag a deed of covenant collateral thereto,

each in agreed form.
" Obligor " means a Borrower or the Parent Guarantor.
"
Operational

Carbon

Intensity

Rating
"

means,

in

respect

of

each

Ship,

the

A

to

E

rating
determined based on that Ship's carbon intensity indicator calculation as set out in Annex VI.
" Original Financial Statements
"

means,

in

relation

to

the

Parent

Guarantor

the

audited
consolidated

financial

statements

of

the

Group

for

the

Financial

Year

ending

on

31

December
2022.
"
Original

Jurisdiction
"

means, in

relation

to

an

Obligor,

the jurisdiction

under whose

laws

that
Obligor is incorporated as at the date of this Agreement.
" Overseas Regulations " means the Overseas Companies Regulations 2009 (SI 2009/1801).

"Palios Family
" means, together, each

of the following:
(a)
Mr.

Simeon Palios;

(a) all the lineal descendants in direct line of Mr. Simeon Palios;
(b) a husband or wife or widower or widow of any of the above persons;
(c)
the

estates,

trusts

or

legal

representatives

of

which

any

of

the

above

persons

are

the
beneficiaries; and
(d)
each company legally

and beneficially owned or

(as the case may

be) controlled by

one or
more

of

the

persons

or

entities

which

would

fall

within

paragraphs

(a)

to

(d)

of

this
definition,
and each one of the above shall be referred to as " a member of the Palios Family ".
" Participating Member State " means any member state of the European Union that has the euro as its

lawful currency in

accordance with

legislation of the

European Union relating

to Economic
and Monetary Union.
" Party " means a party to this Agreement.
" Permitted Charter " means, in relation to a Ship, a Charter:
(a)
which is a time,

voyage or

consecutive voyage

charter (i) the duration

of which does not
exceed and

is not capable

of exceeding, by

virtue of any

optional extensions, 12

months
plus

a

redelivery

allowance

of

not

more

than

30

days

or

(ii)

which

is

an

intra-Group
consecutive

voyage

Charter

for

any

tenor

provided

that

the

relevant

Borrower

has
complied with Clause 24.22 ( Charterparty Assignment
);

(b)
which is

entered

into on
bona fide

arm's length

terms at

the time

at which

that Ship

is
fixed; and
(c)
in relation to which not more than two months'

hire is payable in advance,
and any other Charter which is approved in writing by the Lender.
" Permitted Financial Indebtedness " means:
(a) any Financial Indebtedness incurred under the Finance Documents;
(b)
in relation to each Borrower,

until the Utilisation Date of the Advance under the relevant
Tranche, the relevant

Existing Indebtedness;

(c)
any

Financial

Indebtedness

that

is

subordinated

to

all

Financial

Indebtedness

incurred
under the Finance Documents

pursuant to a

Subordination Agreement or

otherwise and
which

is,

in

the

case

of

any

such

Financial

Indebtedness

of

a

Borrower,

the

subject

of
Subordinated Debt Security;

and

(d)
incurred or created in

respect of the

Parent Guarantor in the normal

course of its

business
of

holding

the

shares

of

single

purpose

shipowning

Subsidiaries

and

assisting

its
Subsidiaries with acquiring

and financing vessels

and with their

arrangements in

respect
of the operation of such vessels or for working capital purposes.

" Permitted Security " means:
(a) Security created by the Finance Documents;
(b)
in relation to each Borrower,

until the Utilisation Date of the Advance under the relevant
Tranche,

the relevant Existing Security;
(c)
liens for

unpaid master's

and crew's wages

in accordance with

first class

ship ownership
and management practice provided that it is outstanding for no more than 30 days;
(d) liens for salvage;
(e)
liens for

master's disbursements

incurred in the

ordinary course

of trading

provided the
underlying payment obligation has not yet

fallen due for payment or

has been contested
in good faith by the Borrowers;

and
(f)
any

other

lien

arising

by

operation

of

law

or

otherwise

in

the

ordinary

course

of

the
operation, repair or maintenance of any Ship:
(i) which is not yet overdue for payment according to its payment terms; or
(ii)
which is

being contested

in good

faith by

the relevant

Borrower

by appropriate
proceedings

and

for

which

adequate

reserves

or

security

are

maintained

or
provided; or
(iii)
subject, in

the case

of liens

for repair

or maintenance,

to Clause

24.17 (
Restrictions
on chartering, appointment of managers etc. ).
"
Poseidon

Principles
"

means

the

financial

industry

framework

for

assessing

and

disclosing

the
climate alignment of ship finance portfolios published in June 2019 as the same may be amended
or replaced from time to time.
" Potential Event of Default
" means

any event

or circumstance

specified in

Clause 27

(
Events

of
Default
) which

would (with

the expiry

of a

grace period,

the giving

of notice,

the making

of any
determination under

the Finance Documents

or any

combination of

any of

the foregoing)

be an
Event of Default.
" Prohibited Person " means a person that is:
(a)
listed on, or directly or indirectly owned or otherwise controlled by a person listed on, or
acting on behalf of or for the benefit of any one or more

persons listed on, any Sanctions
List;
(b)
resident,

located

or

having a

place of

business in,

incorporated

or organised

under the
laws of, or owned or (directly or

indirectly) controlled by,

or acting on behalf of, a person

resident,

located

or

having a

place of

business in,

incorporated

or organised

under the
laws of a country or territory that is, or whose government is, the target of country-wide, region-wide

or

territory-wide

Sanctions

or

comprehensive

Sanctions

(currently

Crimea,
Donetsk oblast,

Luhansk oblast,

Zaporizjzja oblast

and Kherson

oblast, Cuba,

Iran, North
Korea,

Syria and Venezuela); or
(c)
otherwise

a

target

of

Sanctions

(including

a

person

with

whom

a

US

person

or

other
national under the jurisdiction of a Sanctions Authority would be prohibited or restricted
by law from engaging in trade, business or other activities).
" Quotation Day
" means, in relation to

any period for which

an interest rate

is to be determined,
two

US

Government

Securities Business

Days

before

the

first

day

of

that

period unless

market
practice

differs

in the

relevant

syndicated

loan market

in which

case the

Quotation Day

will be
determined

by

the

Lender

in

accordance

with

that

market

practice

(and

if

quotations

would
normally be given on more than one day, the Quotation Day will be the last of those days).
" Receiver
" means a

receiver or receiver

and manager or

administrative receiver

of the whole

or
any part of the Security Assets.
" Reference Rate " means, in relation to the Loan or any part of the Loan:
(a)
the applicable Term

SOFR at or

after 5 am

Chicago Time on

the Quotation Day

and for

a
period equal in length to the Interest Period of the Loan or that part of the Loan; or
(b)
as

otherwise

determined

pursuant

to

Clause

10.1

(
Temporary

unavailability

of

Term
SOFR ),
and if, in either case, that rate is less than zero,

the Reference Rate shall be deemed to be zero.
" Related Fund " in relation to a fund (the "first fund"), means a fund which is managed or advised by the same investment

manager or investment

adviser as the first

fund or,

if it is managed

by a
different

investment

manager

or

investment

adviser,

a

fund

whose

investment

manager

or
investment

adviser is

an

Affiliate

of

the

investment

manager

or

investment

adviser of

the

first
fund.
" Relevant Jurisdiction " means, in relation to a Transaction Obligor:
(a) Its Original Jurisdiction;
(b)
any

jurisdiction

where

any

asset

subject

to,

or

intended

to

be

subject

to,

any

of

the
Transaction Security created, or intended to be created, by it is situated;
(c) any jurisdiction where it conducts its business; and
(d)
the

jurisdiction

whose

laws

govern

the

perfection

of

any

of

the

Security

Documents
entered into by it.
"
Relevant

Market
"

means

the

market

for

overnight

cash

borrowing

collateralised

by

US
Government Securities.

" Repayment Date
"

means

each

date

on

which

a

Repayment

Instalment

is

required

to

be

paid
under Clause 6.1 ( Repayment of Loan ).
" Repayment Instalment " has the meaning given to it in Clause 6.1 ( Repayment of Loan ).
" Repeating Representation
"

means

each

of

the

representations

set

out

in

Clause

19
( Representations
) except

Clause 19.10

(
Insolvency
),

Clause 19.11

(
No filing

or

stamp

taxes
) and
Clause 19.12

(
Deduction of Tax
) and

any representation

of any

Transaction

Obligor made

in any
other

Finance Document

that

is

expressed

to

be

a

"Repeating

Representation"

or

is

otherwise
expressed to be repeated.
" Representative
" means any

delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.
" Requisition " means, in relation to a Ship:
(a)
any expropriation,

confiscation, requisition

(excluding a

requisition for

hire or use

which
does

not

involve

a

requisition

for

title)

or

acquisition

of

that

Ship,

whether

for

full
consideration,

a

consideration

less

than

its

proper

value,

a

nominal

consideration

or
without

any

consideration,

which

is

effected

(whether
de

jure

or
de

facto
)

by

any
government or official

authority or

by any

person or persons

claiming to

be or

to represent
a government or official authority; and
(b)
any

capture

or

seizure

of

that

Ship

(including

any

hijacking

or

theft)

by

any

person
whatsoever.
" Requisition Compensation
" includes

all compensation

or other

moneys payable

to a

Borrower
by

reason

of

any

Requisition

or

any

arrest

or

detention

of

a

Ship

in

the

exercise

or

purported
exercise of any lien or claim.
"
Resolution

Authority
"

means

any

body

which

has

authority

to

exercise

any

Write-down

and
Conversion Powers.
" Safety Management Certificate " has the meaning given to it in the ISM Code.
" Safety Management System " has the meaning given to it in the ISM Code.
" Sanctioned Country
" means a country or territory that is, or whose government is,

the target of
country-wide,

region-wide

or

territory-wide

Sanctions

or

comprehensive

Sanctions

(currently
Crimea, Donetsk oblast,

Luhansk oblast, Zaporizjzja

oblast and Kherson

oblast, Cuba, Iran,

North
Korea, Syria and Venezuela).
" Sanctions
"

means

the

economic

or

financial

sanctions

laws,

orders

and/or

regulations,

trade
embargoes

prohibitions,

decisive

executive

orders

or

other

restrictive

measures

implemented,
adapted, improved,

administered, enacted

and/or enforced

from time

to time

by any

Sanctions
Authority (whether or not any Transaction Obligor,

any Affiliate of any Transaction

Obligor or the
Lender is legally bound to comply with such laws, regulations, embargoes or measures).
" Sanctions Authority " means any of:

(a) the United States of America;
(b)
the United Nations;

(c)
the European Union;

(d) any member state of the European Economic Area;
(e) the United Kingdom; or
(f)
any

country

which

any

Transaction

Obligor

is

registered

or

has

material

(financial

or
otherwise) interests or operations,
and includes any government

entity of any of

the above, including, without limitation, the

Office
of Foreign Assets Control

of the US

Department of Treasury (OFAC), the United

States Department
of State,

the United

States

Department of

Commerce or

any

other agency

of the

United States
Government, the United

Nations Security Council, the European

Union or His Majesty's

Treasury
of

the

United

Kingdom

and

HM

Treasury

Office

of

Financial

Sanctions

Implementation

of

the
United Kingdom.

" Sanctions List
" means any of the lists of designated

sanctions targets maintained by a Sanctions
Authority from time to time, including (without limitation) as at the date of this Agreement:
(a)
the

"Specially

Designated

Nationals

and

Blocked

Persons"

list

and

the

Consolidated
Sanctions List maintained by OFAC;
(b)
the

Consolidated

List

of

persons,

groups

and

entities

subject

to

the

European

Union
financial sanctions; and
(c)
in

the

case

of

His

Majesty's

Treasury

of

the

United

Kingdom,

the

Consolidated

List

of
Financial Sanctions Targets and the

List of Persons Subject

to Restrictive Measures in

View
of Russia's Actions Destabilising the Situation in Ukraine.
" Secured Liabilities
" means

all present

and future

obligations

and liabilities,

(whether actual

or
contingent

and whether

owed

jointly or

severally

or in

any

other capacity

whatsoever) of

each
Transaction Obligor to the Lender under or in connection with each Finance Document.
" Security
" means a

mortgage, pledge, lien, charge, assignment,

hypothecation or security interest
or any other agreement or arrangement having the effect of conferring security.
" Security Assets
" means all of the assets of

the Transaction Obligors which from time to time are,
or are expressed to be, the subject of the Transaction Security.
" Security Cover Ratio " means:
(a)
the

aggregate

Market

Value

(or,

if

less

in

relation

to

an

individual

Ship,

the

maximum
amount capable of being secured

by the Mortgage of such

Ship) of all of the

Ships which
are then subject to a Mortgage and have not then become a Total Loss; plus

(b)
the

net

realisable

value

of

additional

Security

previously

provided

under

Clause 25
( Security Cover ),
expressed as a percentage of the Loan.
" Security Document " means:
(a) any Shares Security;
(b) any Mortgage;
(c) any General Assignment;
(d) any Charterparty Assignment;
(e) any Account Security;
(f) any Subordinated Debt Security;
(g) any other document (whether or not it creates Security) which is executed as security for the Secured Liabilities; or
(h) any other document designated as such by the Lender and the Borrowers.
" Security Period
" means the

period starting on

the date of this

Agreement and ending

on the date
on which

the Lender

is satisfied

that there

is no

outstanding Commitment

in force

and that

the
Secured Liabilities have been irrevocably and unconditionally paid and discharged in full.
" Security Property " means:
(a) the Transaction Security expressed to be granted in favour of the Lender and all proceeds of that Transaction Security;
(b)
all

obligations

expressed

to

be

undertaken

by

a

Transaction

Obligor

to

pay

amounts

in
relation to

the Secured

Liabilities to

the Lender

and secured

by the Transaction

Security
together with

all representations

and warranties

expressed to

be given by

a Transaction
Obligor or any other person in favour of the Lender; and
(c) the Lender's interest in any turnover trust created under the Finance Documents.
" Shares Security
" means, in relation

to a Borrower,

a document creating

Security over the share
capital in that Borrower in agreed form.
" Ship " means Ship A, Ship B, Ship C, Ship D, Ship E, Ship F, Ship G, Ship H or Ship I.
" Ship A
"

means

m.v.

ALCMENE,

details

of

which

are

set

out

opposite

its

name

in

Schedule

5
( Details of the Ships ).
" Ship B
" means m.v.

SEATTLE,

details of which are set

out opposite its name

in Schedule 5 (
Details
of the Ships ).

" Ship C
" means

m.v. PHAIDRA,

details of which

are set out

opposite its name

in Schedule 5

(
Details
of the Ships ).
" Ship D
" means m.v. ELECTRA, details of

which are set

out opposite its

name in Schedule

5 (
Details
of the Ships ).
" Ship E
" means m.v. ASTARTE

,

details of which are

set out opposite

its name in

Schedule 5 (
Details
of the Ships ).
" Ship F
" means

m.v.

P.

S. PALIOS

,

details

of which

are

set out

opposite

its name

in Schedule

5
( Details of the Ships ).
" Ship G
" means m.v.

G. P.

ZAFIRAKIS, details of which are set out opposite its name in Schedule 5
( Details of the Ships ).
" Ship H
"

means

m.v.

CRYSTALIA

,

details

of

which

are

set

out

opposite

its

name

in

Schedule

5
( Details of the Ships ).
" Ship I
" means

m.v. ATALANDI

,

details of

which are

set out

opposite its

name in

Schedule 5

(
Details
of the Ships ).
" SOFR
" means the secured overnight financing rate

administered by the Federal

Reserve Bank of
New York (or any other person which takes over

the administration of that rate) published by the
Federal Reserve

Bank of New York

(or any other

person which takes

over the publication

of that
rate).
" Specified Time " means a day or time determined in accordance with Schedule 6 ( Timetables ).
"
Statement

of Compliance
"

means

a

Statement

of

Compliance related

to

fuel oil

consumption
pursuant to regulations 6.6 and 6.7 of Annex VI.
" Subordinated Creditor " means:
(a)
a member of the Group;

or
(b)
any

other

person

who

becomes

a

Subordinated

Creditor

in

accordance

with

this
Agreement.
"
Subordinated Debt

Security
" means

a Security

over Subordinated

Liabilities entered

into or

to
be entered into by a Subordinated Creditor in favour of the Lender in an agreed form.
" Subordinated Finance Document " means:
(a) a Subordinated Loan Agreement; and
(b) any other document relating to or evidencing Subordinated Liabilities.
"
Subordinated

Liabilities
"

means

all

indebtedness

owed

or

expressed

to

be

owed

by

the
Borrowers

to

a

Subordinated

Creditor

whether

under

the

Subordinated

Finance Documents

or
otherwise.

" Subordinated Loan Agreement " means a loan agreement made between (a) a Borrower and (b)
a Subordinated Creditor.
" Subordination Agreement
" means a

subordination agreement entered into or

to be entered into
by each Subordinated Creditor and the Lender in agreed form.
" Subsidiary
" means a subsidiary within the meaning of section 1159

of the Companies Act 2006.
" Tax
"

means

any

tax,

levy,

impost,

duty

or

other

charge

or

withholding

of

a

similar

nature
(including any

penalty or

interest

payable

in connection

with any

failure

to

pay or

any

delay

in
paying any of the same).
" Tax Credit " has the meaning given to it in Clause 12.1 ( Definitions ).
" Tax Deduction " has the meaning given to it in Clause 12.1 ( Definitions ).
" Tax Payment " has the meaning given to it in Clause 12.1 ( Definitions ).
"
Technical

Management

Agreement
" means

the agreement

entered

into

between

a

Borrower
and the Approved Technical Manager regarding

the technical management of a Ship.
"
Term

SOFR
"

means

the

term

SOFR

reference

rate

administered

by

CME

Group

Benchmark
Administration Limited (or any other person which

takes over the administration

of that rate) for
the

relevant

period

published

(before

any

correction,

recalculation

or

republication

by

the
administrator) by CME Group

Benchmark Administration Limited

(or any other

person which takes
over the publication of that rate).
" Termination Date
" means, in

relation to

each Tranche,

the earlier of

(i) the fifth

anniversary of
the first Utilisation Date and (ii) 1 May 2028.

" Third Parties Act " has the meaning given to it in Clause 1.5 ( Third party rights ).
" Total Loss " means, in relation to a Ship:
(a) actual, constructive, compromised, agreed or arranged total loss of that Ship; or
(b)
any Requisition of that Ship unless that Ship is returned to the full control of the relevant
Borrower within 30 days of such Requisition.
" Total Loss Date " means, in relation to the Total Loss of a Ship:
(a)
in

the

case

of

an

actual

loss

of

that

Ship,

the

date

on

which

it

occurred

or,

if

that

is
unknown, the date when that Ship was last heard of;
(b)
in the case of a constructive, compromised, agreed or

arranged total loss of that Ship, the
earlier of:
(i)
the date on which

a notice of abandonment is

given (or deemed or agreed

to be
given) to the insurers; and

(ii) the date of any compromise, arrangement or agreement made by or on behalf of the relevant Borrower

with that

Ship's insurers in

which the

insurers agree to

treat
that Ship as a total loss; and
(c)
in the case

of any

other type of

Total

Loss, the date

(or the most

likely date)

on which it
appears to the Lender that the event constituting the total loss occurred.
" Tranche
" means Tranche

A, Tranche

B, Tranche

C, Tranche

D, Tranche

E, Tranche

F,

Tranche

G,
Tranche H or Tranche

I.
" Tranche A
" means

that part

of the

Loan made

or to

be made

available to

Borrower A

to (inter
alia) refinance

the Existing

Indebtedness secured

on Ship

A in

a principal

amount not

exceeding
$8,513,342 or as the

context may require, the amount outstanding thereunder from time to time.
" Tranche B
" means

that part

of the

Loan made

or to

be made

available to

Borrower B

to (inter
alia) refinance

the Existing

Indebtedness secured

on Ship

B in

a principal

amount not

exceeding
$12,706,480 or

as the

context may require,

the amount

outstanding thereunder

from time

to time.
" Tranche C
" means

that part

of the

Loan made

or to

be made

available to

Borrower

C to

(inter
alia) refinance

the Existing

Indebtedness secured

on Ship

C in

a principal

amount not

exceeding
$9,656,925 or as the

context may require, the amount outstanding thereunder from time to time.
" Tranche D
" means

that part

of the

Loan made

or to

be made

available to

Borrower D

to (inter
alia) refinance

the Existing

Indebtedness secured

on Ship

D in

a principal

amount not

exceeding
$9,656,925 or as the

context may require, the amount outstanding thereunder from time to time.
" Tranche E
" means that

part of the

Loan made or

to be made

available to Borrower E to

(inter alia)
refinance

the

Existing

Indebtedness

secured

on

Ship

E

in

a

principal

amount

not

exceeding
$11,944,091 or

as the

context may require,

the amount

outstanding thereunder

from time

to time.
" Tranche F
" means that

part of the

Loan made or

to be made

available to Borrower F

to (inter alia)
refinance

the

Existing

Indebtedness

secured

on

Ship

F

in

a

principal

amount

not

exceeding
$14,231,258 or

as the

context may require,

the amount

outstanding thereunder

from time

to time.
" Tranche G
" means

that part

of the

Loan made or

to be

made available

to Borrower

G to

(inter
alia) refinance

the Existing Indebtedness

secured on

Ship G

in a

principal amount not

exceeding
$12,452,351 or

as the

context may require,

the amount

outstanding thereunder

from time

to time.
" Tranche H
" means

that part

of the

Loan made or

to be

made available

to Borrower

H to

(inter
alia) refinance

the Existing

Indebtedness secured

on Ship

H in

a principal

amount not

exceeding
$10,419,314 or

as the

context may require,

the amount

outstanding thereunder

from time

to time.
" Tranche I
" means that part of the Loan

made or to be made available to Borrower I to (inter alia)
refinance

the

Existing

Indebtedness

secured

on

Ship

I

in

a

principal

amount

not

exceeding
$10,419,314 or

as the

context may require,

the amount

outstanding thereunder

from time

to time.
" Transaction Document " means:
(a) a Finance Document;

(b) a Subordinated Finance Document;
(c) any Charter; or
(d) any other document designated as such by the Lender and a Borrower.
" Transaction Obligor
" means

an Obligor, any Approved

Manager and

any other

person (other

than
the Lender) who executes a Finance Document.
"
Transaction

Security
" means

the Security

created

or evidenced

or

expressed

to

be created

or
evidenced under the Security Documents.
" UK Bail-In Legislation " means Part 1 of the United Kingdom Banking Act 2009 and any other law
or

regulation

applicable

in

the

United

Kingdom

relating

to

the

resolution

of

unsound or

failing
banks,

investment

firms

or

other

financial

institutes

or

their

affiliates

(otherwise than

through
liquidation, administration or other insolvency proceedings).
" UK Establishment " means a UK establishment as defined in the Overseas Regulations.
" Unpaid Sum
" means

any sum

due and

payable

but unpaid

by a

Transaction

Obligor under

the
Finance Documents.
" US " means the United States of America.
" US Government Securities Business Day " means any day other than:
(a) a Saturday or a Sunday; and
(b)
a day on

which the Securities

Industry and Financial

Markets Association (or

any successor
organisation) recommends

that the fixed

income departments of

its members be

closed
for the entire day for purposes of trading in US Government securities.
" US Tax Obligor " means:
(a) a person which is resident for tax purposes in the US; or
(b)
a person some or all of

whose payments under the Finance Documents

are from sources
within the US for US federal income tax purposes.
" Utilisation " means a utilisation of the Facility.
" Utilisation Date
" means the date of a

Utilisation, being the date on which

the relevant Advance
is to be made.
" Utilisation Request
" means

a notice

substantially in

the form

set out

in Schedule

3 (Utilisation
Request ).
" VAT " means:
(a)
any value added tax imposed by the Value Added Tax

Act 1994;

(b)
any

tax

imposed in

compliance with

the Council

Directive

of 28

November 2006

on the
common system of value added tax (EC Directive 2006/112); and
(c)
any other

tax of

a similar nature,

whether imposed in

the United Kingdom

or a member
state of the European Union in substitution for,

or levied in addition to, such tax referred
to in paragraph (a) or (b) above, or imposed elsewhere.
" Write-down and Conversion Powers " means:
(a)
in relation to

any Bail-In Legislation described

in the EU Bail-In Legislation

Schedule from
time to time, the powers described as such in relation to that Bail-In Legislation in the EU
Bail-In Legislation Schedule;
(b)
in relation to any other applicable Bail-In Legislation other than the UK Bail-In

Legislation:
(i)
any powers under

that Bail-In

Legislation to

cancel, transfer or

dilute shares

issued
by

a

person

that

is

a

bank

or

investment

firm

or

other

financial

institution

or
affiliate of a bank,

investment firm or

other financial institution,

to cancel, reduce,
modify

or

change

the

form

of

a

liability

of

such

a

person

or

any

contract

or
instrument under which

that liability arises,

to convert

all or part

of that liability
into shares, securities

or obligations of

that person

or any

other person,

to provide
that

any

such

contract

or

instrument

is

to

have

effect

as

if

a

right

had

been
exercised under it or to suspend

any obligation in respect of

that liability or any of
the powers under that Bail-In Legislation

that are related to or

ancillary to any of
those powers; and
(ii)
any similar or analogous powers under that Bail-In Legislation; and

(c)
in relation

to the

UK Bail-In

Legislation, any

powers under

that UK

Bail-In Legislation

to
cancel, transfer

or dilute

shares issued

by a

person that

is a

bank or

investment

firm or
other

financial

institution

or

affiliate

of

a

bank,

investment

firm

or

other

financial
institution, to cancel, reduce, modify or

change the form of a liability of

such a person or
any contract

or instrument under

which that liability

arises, to convert

all or part

of that
liability into shares,

securities or

obligations of that

person or any

other person, to

provide
that any such

contract or instrument

is to have

effect as if

a right

had been

exercised under
it or to suspend any

obligation in respect of that

liability or any of the powers

under that
UK Bail-In Legislation that are related to or ancillary to any of those powers.
1.2 Construction
(a) Unless a contrary indication appears, a reference in this Agreement to:
(i) the " Account Bank ", the " Lender ", any " Obligor ", any " Party ", any " Transaction Obligor "
or any other

person shall be

construed so as

to include its

successors in title

and permitted
assigns;
(ii) " applicable Sanctions
" includes (but is not limited to):

(A)
any Sanctions applicable to any of

the Transaction

Obligors or any other member
of the Group or any of their Affiliates, directors, officers or employees; and
(B)
any

Sanctions

which

would

otherwise

apply

either

directly

or

indirectly

to

the
performance of any

of the Parties

'

(including the Lender's) rights

and obligations
under this Agreement;
(iii) " assets " includes present and future properties, revenues and rights of every description;
(iv)
a liability

which is

"
contingent
" means

a liability

which is

not certain

to arise

and/or the
amount of which remains unascertained;
(v) " document
" includes a deed and also a letter, fax,

email or telex;
(vi) " expense
" means any

kind of cost,

charge or expense

(including all

legal costs, charges and
expenses) and any applicable Tax including VAT;
(vii) the Lender's " cost of funds
" in relation

to the Loan or any

part of the Loan is

a reference
to the average cost

(determined either on an actual or a notional basis) which the Lender would

incur

if

it

were

to

fund,

from

whatever

source(s)

it

may

reasonably

select,

an
amount

equal to

the amount

of the

Loan or

that part

of

the Loan

for

a period

equal in
length to the Interest Period of the Loan or that part of the Loan;
(viii) a " Finance Document ", a " Security Document " or " Transaction Document
" or any

other
agreement or instrument is a reference

to that Finance Document, Security Document or
Transaction Document or other agreement or instrument

as amended, replaced,

novated,
supplemented, extended or restated;
(ix) " indebtedness
" includes any

obligation (whether incurred as

principal or as

surety) for the
payment or repayment of money,

whether present or future, actual or contingent;
(x) " law
"

includes

any

order

or

decree,

any

form

of

delegated

legislation,

any

treaty

or
international convention

and any regulation or

resolution of the Council of the

European
Union, the European Commission, the United Nations or its Security Council;
(xi) " proceedings
" means,

in relation

to any

enforcement

provision of

a Finance

Document,
proceedings of any kind, including an application for a provisional or protective measure;
(xii)
a

"
person
"

includes

any

individual,

firm,

company,

corporation,

government,

state

or
agency of a state or any association, trust, joint venture, consortium, partnership or other
entity (whether or not having separate legal personality);
(xiii)
a

"
regulation
"

includes

any

regulation,

rule,

official

directive,

request

or

guideline
(whether

or

not

having

the

force

of

law)

of

any

governmental,

intergovernmental

or
supranational body,

agency,

department or regulatory,

self-regulatory or other authority
or organisation;

(xiv) a reference to a " Ship
", its name, its flag and,

if applicable, its port of registry

shall include
any replacement name, flag and,

if applicable, replacement port of registry,

in each case,
as may be approved in writing from time to time by the Lender;
(xv)
a provision of law is a reference

to that provision as amended or re-enacted from time to
time;
(xvi) a time of day is a reference to Copenhagen time;
(xvii)
any

English

legal

term

for

any

action,

remedy,

method

of

judicial

proceeding,

legal
document, legal

status, court,

official or

any

legal concept

or thing

shall, in

respect of

a
jurisdiction

other

than

England,

be

deemed

to

include

that

which

most

nearly
approximates in that jurisdiction to the English legal term;
(xviii) words denoting the singular number shall include the plural and vice versa; and
(xix) " including
" and

"
in particular
" (and

other similar

expressions) shall

be construed

as not
limiting any general words or expressions in connection with which they are used.
(b)
The determination

of the

extent

to which

a rate

is "
for a

period equal

in length
" to

an Interest
Period

shall

disregard

any

inconsistency

arising

from

the

last

day

of

that

Interest

Period

being
determined pursuant to the terms of this Agreement.
(c)
Section, Clause and

Schedule headings are

for ease

of reference

only and are

not to be

used for
the purposes of construction or interpretation of the Finance Documents.
(d)
Unless a contrary indication appears, a term used in any other Finance Document or in any notice
given under,

or in connection with, any Finance Document has the same meaning in that

Finance
Document or notice as in this Agreement.
(e) A reference in this Agreement to a page or screen of an information service displaying a rate shall include:
(i) any replacement page of that information service which displays that rate; and
(ii)
the appropriate page of such other

information service which displays that rate from time
to time in place of that information service,
and, if

such page

or service

ceases to

be available, shall

include any

other page

or service

displaying
that rate specified by the Lender after consultation with the Borrowers.
(f) A Potential Event of Default is " continuing " if it has not been remedied or waived and an Event of
Default is " continuing " if it has not been waived.
1.3 Construction of insurance terms
In this Agreement:
" approved
" means, for

the purposes of

Clause 23 (
Insurance Undertakings
), approved

in writing
by the Lender.

" excess risks
" means,

in respect

of a

Ship, the

proportion of

claims for

general average,

salvage
and salvage charges not recoverable under the hull and machinery policies in respect of that Ship in consequence of its insured value being

less than the value at which

that Ship is assessed for the
purpose of such claims.
" obligatory insurances
" means all insurances effected, or which

any Borrower is obliged to effect,
under

Clause

22.23

(
Insurance

Undertakings
)

or

any

other

provision

of

this

Agreement

or

of
another Finance Document.
" policy
" includes a slip,

cover note, certificate of entry or

other document evidencing

the contract
of insurance or its terms.
" protection and indemnity risks
" means

the usual

risks covered

by a

protection and

indemnity
association

which

is

a

member

of

the

International

Group

of

Protection

and

Indemnity
Associations, including pollution

risks and the proportion

(if any) of any

sums payable to any other
person

or

persons

in case

of

collision which

are

not recoverable

under the

hull and

machinery
policies

by

reason

of

the

incorporation

in

them

of

clause

6

of

the

International

Hull

Clauses
(1/11/02)

(1/11/03),

clause

8

of

the

Institute

Time

Clauses

(Hulls)

(1/10/83)

(1/11/95)

or

the
Institute Amended Running Down Clause (1/10/71) or any equivalent provision.
" war risks
"

includes

the

risk

of

mines

and

all

risks

excluded

by

clauses

29,

30

or

31

of

the
International Hull Clauses (1/11/02), clauses 29

or 30 of the International

Hull Clauses (1/11/03),
clauses 24, 25

or 26 of

the Institute Time

Clauses (Hulls) (1/11/95) or

clauses 23, 24

or 25 of

the
Institute Time Clauses (Hulls) (1/10/83) or any equivalent provision.
1.4 Agreed forms of Finance Documents
References in Clause 1.1 ( Definitions
) to any Finance Document

being in "
agreed form " are to that
Finance Document:
(a)
in a

form

attached

to

a certificate

dated

the same

date

as this

Agreement (and

signed by

each
Borrower and the Lender); or
(b) in any other form agreed in writing between each Borrower and the Lender.
1.5 Third party rights
(a) Unless expressly provided to the contrary in a Finance Document, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the " Third Parties Act ") to enforce or to enjoy the benefit of any term of this Agreement.
(b)
Notwithstanding any term of any Finance

Document, the consent of

any person who is not

a Party
is not required to rescind or vary this Agreement at any time.
(c)
Any Affiliate,

Receiver or

Delegate or

any other

person described in

paragraph (f)

of Clause 14.2
( Other indemnities
), may,

subject to this

Clause 1.5 (
Third party rights
) and the Third

Parties Act,
rely on any Clause of this Agreement which expressly confers rights on it.

SECTION 2
THE FACILITY
2 THE FACILITY
2.1 The Facility
Subject to the terms

of this Agreement, the

Lender makes available to the

Borrowers a dollar term
loan facility in nine Tranches in an aggregate amount not exceeding the Commitment.
2.2
Borrowers'

Agent
(a)
Each Borrower

by its

execution of

this Agreement

irrevocably appoints

the Parent

Guarantor

to
act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises:
(i)
the

Parent

Guarantor

on

its

behalf

to

supply

all

information

concerning

itself
contemplated

by

this

Agreement

to

the

Lender

and

to

give

all

notices

and

instructions
(including the

Utilisation Request),

to make

such agreements

and to

effect

the relevant
amendments, supplements

and variations capable

of being

given, made or

effected by any
Borrower notwithstanding

that they

may affect

the Borrower,

without further reference
to or the consent of that Borrower; and
(ii)
the Lender to

give any notice,

demand or other

communication to that

Borrower pursuant
to the Finance Documents to the Parent Guarantor,
and

in

each

case

each

Borrower

shall

be

bound

as

though

each

Borrower

itself

had

given

the
notices

and

instructions

(including,

without

limitation,

the

Utilisation

Request)

or

executed

or
made the

agreements or

effected

the amendments,

supplements or

variations,

or received

the
relevant notice, demand or other communication.
(b)
Every

act,

omission,

agreement,

undertaking,

settlement,

waiver,

amendment,

supplement,
variation, notice or other

communication given or made

by the Parent

Guarantor or given

to the
Parent Guarantor under any Finance Document on behalf

of a Borrower or in connection with

any
Finance Document (whether

or not known

to any

Borrower) shall

be binding for

all purposes on
that Borrower as if that

Borrower had expressly made, given

or concurred with it. In the event

of
any

conflict

between

any

notices

or

other

communications

of

the

Parent

Guarantor

and

any
Borrower,

those of the Parent Guarantor shall prevail.
3 PURPOSE
3.1 Purpose
Each Borrower shall apply all amounts borrowed by it under the Facility only for the purposes of:
(a)
refinancing

the

Existing

Indebtedness

secured

on

Ship

A,

Ship

B,

Ship

C,

Ship

D

and

Ship

E
respectively under Existing Loan Agreement A; or

(b)
refinancing

the

Existing

Indebtedness

secured on

Ship F

and

Ship G

respectively

under

Existing
Loan Agreement B; or
(c)
refinancing the Borrowers'

equity which

has been

applied against

prepayment of the

indebtedness
under Loan Agreement C; or

(d) providing the Borrowers with working capital for their general corporate purposes.
3.2 Monitoring
The Lender is not bound

to monitor or verify the

application of any amount borrowed pursuant to
this Agreement.
4 CONDITIONS OF UTILISATION
4.1 Initial conditions precedent
The Borrowers

may not

deliver the

Utilisation Request

unless the

Lender has

received all

of the
documents and other

evidence listed in

Part A

of Schedule 2

(
Conditions Precedent
) in form

and
substance satisfactory to the Lender.
4.2 Further conditions precedent
The Lender will only be obliged to comply with Clause 5.4 ( Advances ) if:
(a)
on

the

date

of

the

Utilisation

Request

and

on

the

proposed

Utilisation

Date

and

before

the
Advance is made available:
(i) no Default is continuing or would result from the proposed Advance;
(ii) the Repeating Representations to be made by each Obligor are true;
(iii)
no Change of Control has occurred;

(iv)
in the case of an Advance

under any Tranche, the Ship in respect of which

such Advance is
to be made has neither been sold nor become a Total Loss;

(v)
nothing has

occurred which

the Lender

shall determine

has had

or could

reasonably be
expected to have a Material Adverse Effect;

(vi)
no other prepayment or cancellation event under

Clause 7 (
Prepayment and Cancellation )
has occurred; and
(vii)
if

the

minimum

Security

Cover

Ratio

required

under

Clause

25.1

(
Minimum

required
security cover
) were applied immediately

following the making of

the Loan, the

Borrowers
would not be obliged to provide additional security or prepay part of the Loan under that
Clause; and
(b)
in the case of the Advance under each

Tranche, the Lender has received on or before the relevant
Utilisation

Date,

or

is

satisfied

it

will

receive

when

the

Advance

is

made

available,

all

of

the

documents and other

evidence listed

in
Part B

of Schedule 2

(
Conditions Precedent
) in

form and
substance satisfactory to the Lender.
4.3 Notification of satisfaction of conditions precedent
The Lender shall

notify the Borrowers

promptly upon being satisfied

as to the

satisfaction of

the
conditions precedent referred to

in Clause

4.1 (
Initial conditions

precedent
) and

Clause 4.2

(
Further
conditions precedent ).
4.4 Waiver of conditions precedent
If the Lender,

at its

discretion, permits

an Advance to

be borrowed

before any

of the conditions
precedent referred to

in Clause 4.1 (
Initial conditions precedent ) or Clause 4.2 ( Further conditions precedent
) has been

satisfied, the Borrowers

shall ensure that

that condition is

satisfied within five
Business Days

after the

relevant

Utilisation Date

or

such later

date

as the

Lender may

agree

in
writing with the Borrowers.
4.5 Conditions subsequent
Each of Borrower D and Borrower G shall

ensure that the Lender receives, no

later than 1 October
2023,

evidence

that

the

Ship

owned

by

it

has

changed

China

Classification

Society

to

another
Approved Classification Society.

SECTION 3
UTILISATION
5 UTILISATION
5.1 Delivery of Utilisation Request
The Borrowers

may

utilise the

Facility

by delivery

to the

Lender of

a duly

completed

Utilisation
Request not later than the Specified Time.
5.2 Completion of Utilisation Request
(a)
The

Utilisation

Request

is

irrevocable

and

will

not

be

regarded

as

having

been duly

completed
unless:
(i) the proposed Utilisation Date is a Business Day within the relevant Availability Period;
(ii)
the currency and

amount of the

Utilisation comply with

Clause 5.3 (
Currency and

amount
);
(iii) all applicable deductible items have been completed; and
(iv) the proposed Interest Period complies with Clause 9 ( Interest Periods ).
(b) Only one Advance may be requested under each Tranche.
(c)
The Utilisation

Date

in respect

of Tranche

H and

Tranche

I shall

coincide with

the day

that

any
funds under

Tranche

A, Tranche

B,

Tranche

C,

Tranche

D,

Tranche

E,

Tranche

F

and

Tranche

G
which have been prepositioned pursuant to Clause 5.8 ( Prepositioning of funds
) are released.

5.3 Currency and amount
(a) The currency specified in the Utilisation Request must be dollars.
(b) The amount of each Tranche shall be not more than in respect of:
(i)
Tranche A, $8,513,342;

(ii)
Tranche B, $12,706,480;

(iii)
Tranche C, $9,656,925;

(iv)
Tranche D,

$9,656,925;

(v)
Tranche E, $11,944,091;

(vi)
Tranche F,

$14,231,258;

(vii)
Tranche G, $12,452,351;

(viii) Tranche H, $10,419,314; and
(ix) Tranche I, $10,419,314.
(c)
The aggregate amount of all Tranches shall not exceed 60

per cent. of the

aggregate Initial Market
Values of the Ships.

5.4 Advances
If the

conditions set out

in this

Agreement have

been met,

the Lender shall

make each

Advance
available by the relevant Utilisation Date through its Facility Office.
5.5 Cancellation of Commitment
The Commitment in respect

of any Tranche which is unutilised at

the end of

the Availability Period
for such Tranche shall then be cancelled.
5.6 Retentions and payment to third parties
The Borrowers irrevocably authorise the Lender:
(a)
to deduct

from the

proceeds of any

Advance any

fees then

payable to

the Lender in

accordance
with Clause 11 ( Fees ), any solicitors fees and disbursements together with any applicable VAT and any other items listed as

deductible items in

the Utilisation Request and

to apply them

in payment
of the items to which they relate; and
(b)
on each Utilisation Date, to pay to, or for the account of,

the relevant Borrower which is to utilise
the relevant

Advance, the

balance (after

any deduction

made in

accordance with

paragraph

(a)
above) of the amount such Advance. That payment shall be made:
(i)
in

the

case

of

Tranche

A,

Tranche

B,

Tranche

C,

Tranche

D,

Tranche

E,

Tranche

F

and
Tranche

G to the account

of the Existing Agent

under the Existing Loan Agreement

A and
the

Existing Loan

Agreement

B,

which the

Borrowers

specify in

the Utilisation

Request;
and
(ii)
in the case of Tranche H and Tranche

I, to the account which the Borrowers specify in the
Utilisation Request.
5.7 Disbursement of Advance to third party
Payment

by the

Lender under

Clause 5.6

(
Retentions

and payment

to third

parties
) to

a person
other than

a Borrower shall

constitute the making

of the relevant

Advance and the

Borrowers shall
at that time become indebted,

as principal and direct

obligor, to the Lender in an amount equal

to
that Advance.
5.8 Prepositioning of funds
(a)
Notwithstanding

the

foregoing

provisions

of

this

Clause

5

(
Utilisation
),

in

the

event

that

any
proposed

Advance

under Tranche

A, Tranche

B,

Tranche

C, Tranche

D,

Tranche

E, Tranche

F or
Tranche G, is required to

be utilised prior to the satisfaction of the requirements of paragraphs

2,

3.1

and 3.2(b) of Part B of

Schedule 2 (
Conditions precedent ) and remitted to the Existing Agent or any

other bank

(the "
Relevant

Bank
"), the

Lender may

in its

absolute discretion

agree

to remit
such amount to

the Relevant

Bank prior to

satisfaction of

the requirements

of paragraphs

2, 3.1
and 3.2(b) of Part B of Schedule 2 ( Conditions precedent ) Provided that :
(i)
the amount remitted shall be held

in an account with the Relevant

Bank in the name and
to the order of the Lender;
(ii)
such amount will only

be released to the

Existing Agent upon receipt by

the Relevant Bank
of

a release

letter

in such

form

as may

be agreed

between the

Lender and

the Existing
Agent,

duly signed on behalf of the Lender by a person named in the Lender's remittance instructions;
(iii)
such

amount

so

released

may

be

used

only

for

payment

in

satisfaction

of

the

Existing
Indebtedness (or any part thereof);
(iv)
in

the

event

that

the

said

amount

so

remitted

(or

any

part

thereof)

is

not

released

in
accordance with the Lender's

instructions, the money held

by the Relevant

Bank shall be
returned to the

account specified in

the Lender's

remittance instructions within

5 Business
Days after receipt by the Relevant Bank (or such

other period as the Lender

may specify in
its

remittance

instructions)

and

shall

be

applied

towards

prepayment

of

the

Loan

and
payment of any other amounts due under the Finance Documents; and
(v)
the

requirements

of

paragraphs

2,

3.1

and

3.2(b)

of

Part

B

of

Schedule

2

(
Conditions
precedent
)

shall

be

satisfied

simultaneously

with

any

release

to

the

Existing

Agent
pursuant to paragraph (ii) above.
(b)
The prepositioning of an Advance pursuant

to paragraph (a) above

shall constitute the making of
that Advance and the Obligors shall at that

time become indebted, as principal

and direct obligors
on a joint and

several basis, to the Lender

in an amount equal

to that Lender's participation

in that
Advance.
(c)
The value date on which an Advance

is remitted pursuant to

paragraph (a) above shall constitute
the Utilisation Date in respect of that Advance.
(d)
The Obligors shall,

without duplication, indemnify the

Lender against

any costs,

loss or liability it
may incur in connection with the arrangements described in paragraph (a) above.

SECTION 4
REPAYMENT,

PREPAYMENT

AND CANCELLATION
6 REPAYMENT
6.1 Repayment of Loan
(a) The Borrowers shall repay the Loan as follows:
(i)
Tranche A shall

be repaid

by 20

consecutive quarterly

instalments, the

first such

instalment
in

an

amount

of

$425,669

followed

by

nineteen

instalments

each

in

an

amount

of
$425,667

(together,

the

"
Tranche

A

Repayment

Instalments
"

and

each

a

"
Tranche

A
Repayment Instalment ");
(ii)
Tranche

B shall be

repaid by 20

consecutive quarterly instalments,

each in an

amount of
$529,437

together,

(the

"
Tranche

B

Repayment

Instalments
"

and

each

a

"
Tranche

B
Repayment

Instalment
")

plus

a

balloon

instalment

in

an

amount

of

$2,117,740

(the
" Tranche B Balloon Instalment ");
(iii)
Tranche

C shall

be repaid

by 20

consecutive quarterly

instalments each

in an

amount of
$301,779

(together,

the

"
Tranche

C

Repayment

Instalments
"

and

each

a

"
Tranche

C
Repayment

Instalment
")

plus

a

balloon

instalment

in

an

amount

of

$3,621,345

(the
" Tranche C Balloon Instalment ");
(iv)
Tranche

D shall

be repaid

by 20

consecutive quarterly

instalments each

in an

amount of
$301,779

(together,

the

"
Tranche

D

Repayment

Instalments
"

and

each

a

"
Tranche

D
Repayment

Instalment
")

plus

a

balloon

instalment

in

an

amount

of

$3,621,345

(the
" Tranche D Balloon Instalment ");
(v)
Tranche

E shall

be repaid

by 20

consecutive quarterly

instalments each

in an

amount of
$373,253

(together,

the

"
Tranche

E

Repayment

Instalments
"

and

each

a

"
Tranche

E
Repayment

Instalment
")

plus

a

balloon

instalment

in

an

amount

of

$4,479,031

(the
" Tranche E Balloon Instalment ");
(vi)
Tranche

F shall

be repaid

by 20

consecutive quarterly

instalments each

in an

amount of
$444,727

(together,

the

"
Tranche

F

Repayment

Instalments
"

and

each

a

"
Tranche

F
Repayment

Instalment
")

plus

a

balloon

instalment

in

an

amount

of

$5,336,718

(the
" Tranche F Balloon Instalment
");

(vii)
Tranche

G shall

be repaid by

20 consecutive

quarterly instalments

each in

an amount of
$345,899

(together,

the

"
Tranche

G

Repayment

Instalments
"

and

each

a

"
Tranche

G
Repayment

Instalment
")

plus

a

balloon

instalment

in

an

amount

of

$5,534,371

(the
" Tranche G Balloon Instalment
");

(viii)
Tranche

H shall

be repaid

by 20

consecutive quarterly

instalments each

in an

amount of
$289,425

(together,

the

"
Tranche

H

Repayment

Instalments
"

and

each

a

"
Tranche

H
Repayment

Instalment
")

plus

a

balloon

instalment

in

an

amount

of

$4,630,814

(the
" Tranche H Balloon Instalment
"); and

(ix)
Tranche

I shall

be repaid

by 20

consecutive quarterly

instalments

each in

an amount

of
$289,425

(together,

the

"
Tranche

I

Repayment

Instalments
"

and

each

a

"
Tranche

I
Repayment

Instalment
"

and

together

with

the

Tranche

A

Repayment

Instalments,

the
Tranche

B Repayment Instalments,

the Tranche

C Repayment Instalments,

the Tranche

D
Repayment Instalments,

the Tranche E Repayment Instalments,

the Tranche F Repayment
Instalments,

the

Tranche

G

Repayment

Instalments

and

the

Tranche

H

Repayment
Instalments,

the "
Repayment Instalments
" and

each a

"
Repayment

Instalment
") plus

a
balloon instalment

in an

amount of $4,630,814

(the "
Tranche

I Balloon

Instalment
" and
together

with

the Tranche

B

Balloon Instalment,

the Tranche

C

Balloon Instalment,

the
Tranche

D

Balloon Instalment,

the Tranche

E Balloon

Instalment,

the Tranche

F Balloon
Instalment,

the Tranche

G Balloon Instalment

and the Tranche

H Balloon Instalment,

the
" Balloon Instalments " and each a " Balloon Instalment ").
(b)
The

first

Repayment

Instalment

under

each

Tranche

shall

be

repaid

on

the

date

falling

three
months

after

the

first

Utilisation

Date,

each

subsequent

Repayment

Instalment

under

such
Tranche

shall be repaid at

three monthly intervals

thereafter and the

last Repayment

Instalment
under such Tranche

,

together with the relevant

Balloon Instalment (if applicable), shall be

repaid
on the Termination Date.
6.2 Reduction of Repayment Instalments
If any part of a Tranche

is cancelled, the Repayment Instalments in respect of that Tranche falling
after that cancellation shall be reduced pro rata

by the amount cancelled.
6.3 Termination Date
On the Termination

Date, the Borrowers

shall additionally pay

to the Lender

all other sums then
accrued and owing under the Finance Documents.
6.4 Reborrowing
No Borrower may reborrow any part of the Facility which is repaid.
7
PREPAYMENT

AND CANCELLATION
7.1
Illegality

If

it

becomes

unlawful

or

contrary

to

Sanctions

in

any

applicable

jurisdiction

for

the

Lender

to
perform any of its obligations as

contemplated by this Agreement or to fund

or maintain all or any
part of

the Loan

or to

determine or

charge interest

rates

based upon

Term

SOFR or

it becomes
unlawful for any Affiliate of the Lender for the Lender to do so:
(a)
the

Lender

shall

promptly

notify

the

Borrowers

upon

becoming

aware

of

that

event

and

the
Available Facility will be immediately cancelled; and
(b)
the Borrowers shall

prepay the Loan on

the last day

of the Interest

Period for the

Loan occurring
after the

Lender has notified

the Borrowers

or,

if earlier,

the date specified

by the Lender

in the
notice delivered to the

Borrowers (being no

earlier than the

last day of any

applicable grace period
permitted by law) and the Commitment shall be cancelled; and

(c)
accrued interest and all other

amounts accrued for the

Lender under the Finance

Documents shall
be immediately due and payable.
7.2 Change of control
If a Change of Control occurs:
(a)
the

Borrowers

and/or

the

Parent

Guarantor

shall

promptly

notify

the

Lender

upon

becoming
aware of that event; and
(b)
the Lender may,

by not less

than 5 days'

notice to the

Borrowers, cancel

the Facility and

declare
the

Loan,

together

with

accrued

interest,

and

all

other

amounts

accrued

under

the

Finance
Documents

due

and

payable

within

30

days

of

the

occurrence

of

the

Change

of

Control,
whereupon the

Facility will be

cancelled and Borrowers

shall prepay

to the Lender

the Loan and
all outstanding interest and other amounts due and payable under the Finance

Documents within
30 days of the occurrence of the Change of Control.
7.3 Voluntary and automatic cancellation
(a)
The Borrowers may, if they give the Lender not less

than 10 Business Days'

(or such shorter period
as the Lender may agree) prior notice, cancel the whole or any part (being a minimum amount of
$1,000,000)

of

the

Available

Facility.

Any

cancellation

under

this

Clause

7.3

(
Voluntary

and
automatic cancellation ) shall reduce the amount of each Tranche then unutilised rateably.
(b)
The unutilised

Commitment (if

any) shall

be automatically

cancelled at

close of

business on

the
date on which the Facility is made available.
7.4 Voluntary prepayment of Loan
(a)
Subject to paragraph

(b) and (d) below,

the Borrowers may,

if they give

the Lender not less

than
10 US Government

Securities Business

Days

(or such shorter

period as the

Lender may agree)

prior
notice, prepay

the whole or

any part

of a

Tranche

(but, if in

part, being an

amount that

reduces
the amount of that Tranche by a minimum amount equal

to one Repayment Instalment in respect
of that Tranche (other than the first Repayment Instalment)

or a multiple of that amount).
(b)
The Loan may only be prepaid after the last day of the Availability Period (or, if earlier,

the day on
which the Available Facility is zero).
(c)
Any partial prepayment

under this

Clause 7.4

(
Voluntary prepayment of

Loan
) shall

reduce
pro rata
the

amount

of

each

Repayment

Instalment

under

the

relevant

Tranche

and,

if

applicable,

the
Balloon Instalment under that Tranche falling after that prepayment by the amount prepaid.
(d) Subject to the fee provided for in Clause 11.2 ( Prepayment fee) , there may be no more than three voluntary prepayments in part of a Tranche

made in each 12-month period beginning on the first
Utilisation Date.

7.5 Mandatory prepayment on sale or Total Loss
(a)
If a Ship is

sold (without prejudice to

paragraph (a) of Clause 22.12

(
Disposals
)) or becomes a

Total
Loss, the Borrowers shall on the Relevant Date prepay the Tranche applicable to that Ship.
(b) On the Relevant Date, the Borrowers shall also prepay:
(i)
such part of the

Loan as shall eliminate any

shortfall arising if the

ratio set out in Clause

25
( Security Cover
) were applied

immediately following the payment

referred to in paragraph
(a) above; and
(ii) if applicable, such amount as may be required to maintain the Security Cover Ratio which applied immediately before the sale or Total

Loss.
(c) In this Clause 7.5 ( Mandatory prepayment on sale or Total Loss ):
" Relevant Date " means:
(i) in the case of a sale of a Ship, on the date of transfer of title of such Ship; and
(ii) in the case of a Total Loss of a Ship:
(A)
if and to the extent that such prepayment

is not, in the reasonable opinion of the
Lender,

covered by the

proceeds of the

relevant Insurances,

within 30 days

after
the Total Loss Date;

and
(B)
if

and

to

the

extent

that

such

prepayment

is,

in

the

reasonable

opinion

of

the
Lender,

covered by

the proceeds of

the Insurance

relating to

such Total

Loss, on
the earlier

of (1)

the date

falling 180

days after the

Total Loss Date (or, if

the Lender
has

received

the

relevant

insurers'

written

confirmation

that

the

full

insurance
claim relating

to such

Total

Loss will

be covered

in such

form as

the Lender

may
reasonably require, such period shall be extended to 360 days after the Total Loss
Date)

and

(2)

the

date

of

receipt

by

the

Lender

of

the

proceeds

of

insurance
relating to such Total

Loss.
(d)
Any partial prepayment of the

Loan under this Clause

7.5 (
Mandatory prepayment on sale

or Total
Loss
) shall be applied towards full prepayment of the Tranche

applicable to the Ship which is sold
or has become

a Total

Loss. Any excess

amount prepaid pursuant

to paragraph

(b) of this Clause
7.5 (
Mandatory prepayment on sale

or Total

Loss
) shall be applied

pro rata

towards prepayment
of the other Tranches and shall reduce pro rata

the amount of each Repayment Instalment falling
after that prepayment and, if applicable, the Balloon Instalment of each such Tranche.
7.6 Restrictions
(a)
Any notice of cancellation or prepayment given by any Party under this Clause 7

(
Prepayment and
Cancellation
) shall be

irrevocable and, unless

a contrary indication

appears in this

Agreement, shall
specify the date or

dates upon which the

relevant cancellation or

prepayment is to

be made and
the amount of that cancellation or prepayment.

(b)
Any

prepayment

under

this

Agreement

shall

be

made

together

with

accrued

interest

on

the
amount prepaid and,

subject to

the fee provided

for in

Clause 11.2

(
Prepayment fee)
and any

Break
Costs, without premium or penalty.
(c) No Borrower may reborrow any part of the Facility which is prepaid.
(d)
No

Borrower

shall

repay

or

prepay

all

or

any

part

of

the

Loan

or

cancel

all

or

any

part

of

the
Commitment except at the times and in the manner expressly provided for in this Agreement.
(e) No amount of the Commitment cancelled under this Agreement may be subsequently reinstated.

SECTION 5
COSTS OF UTILISATION
8 INTEREST
8.1 Calculation of interest
The rate of interest on the Loan or any part of the Loan for each Interest Period is the percentage rate per annum which is the aggregate of the applicable:
(a) Margin; and
(b)
Reference Rate.

8.2 Payment of interest
(a)
The Borrowers

shall pay

accrued interest

on the

Loan or

any part

of the

Loan on the

last day

of
each Interest Period (each an " Interest Payment Date ").
(b)
If

an

Interest

Period

is

longer

than

three

Months,

the

Borrowers

shall

also

pay

interest

then
accrued on the

Loan or the

relevant part of the

Loan on the

dates falling at three

Monthly intervals
after the first day of the Interest Period.
8.3 Default interest
(a)
If a Transaction Obligor fails to pay

any amount payable by it

under a Finance

Document on its

due
date, interest shall accrue on the Unpaid Sum from

the due date up to the date of

actual payment
(both before and after judgment) at a rate which, subject to paragraph (b) below,

is two per cent.
per annum higher

than the rate which

would have been payable if

the Unpaid Sum

had, during the
period

of

non-payment,

constituted

part

of

the

Loan

in

the

currency

of

the

Unpaid

Sum

for
successive Interest Periods, each of

a duration selected

by the Lender.

Any interest accruing under
this Clause

8.3 (
Default interest
) shall

be immediately

payable by

the Obligor

on demand

by the
Lender.
(b)
If an Unpaid Sum consists of all or part

of the Loan which became due on a day which

was not the
last day of an Interest Period relating to the Loan or that part of the Loan:
(i)
the first Interest

Period for that Unpaid Sum shall have

a duration equal to the unexpired
portion of the current Interest Period relating to the Loan or that part of the Loan;

and
(ii)
the rate

of interest

applying to that

Unpaid Sum during that

first Interest

Period shall be
two

per cent.

per annum

higher than

the rate

which would

have

applied if

that Unpaid
Sum had not become due.
(c)
Default interest (if unpaid) arising on an Unpaid Sum will

be compounded with the Unpaid

Sum at
the end

of each

Interest Period

applicable to

that Unpaid

Sum but

will remain

immediately due
and payable.

8.4 Notifications
The Lender

shall promptly

notify the

Borrowers of

the determination

of a

rate of

interest under
this Agreement.
The Lender shall promptly

notify the Borrowers

of each Funding Rate

relating to the

Loan or any
part of the Loan.
9 INTEREST PERIODS
9.1 Length of Interest Periods
(a)
The Interest

Period for

each Tranche

will, subject to

Clause 9.2

(
Changes to

Interest Periods
), be
three Months or any other period agreed between the Borrowers and the Lender.
(b)
An Interest

Period in

respect of

a Tranche

or any

part of

a Tranche

shall not

extend beyond

the
Termination Date.
(c)
The first Interest

Period for each

Tranche shall start on

the Utilisation

Date relating to

such Tranche
and

end

on

the

first

Repayment

Date

upon

which

all

Tranches

shall

be

consolidated

for

the
purposes of interest and

be treated as the

Loan. Each subsequent Interest Period

shall start on the
last day of its preceding Interest Period.
(d)
Except for

the purposes of Clause

9.2 (
Changes to Interest

Periods
), each Tranche

shall have one
Interest Period only at any time.
9.2 Changes to Interest Periods
(a)
In

respect

of

a

Repayment

Instalment,

prior

to

determining

the

interest

rate

for

the

relevant
Tranche,

the Lender may

establish an

Interest Period

for a

part of the

relevant Tranche

equal to
such Repayment

Instalment to end

on the Repayment

Date relating

to it

and the remaining

part
of that Tranche shall have an Interest

Period of three Months.
(b)
If the

Lender makes

any change

to an

Interest

Period referred

to in

this Clause

9.2 (
Changes to
Interest Periods ), it shall promptly notify the Borrowers.
9.3 Non-Business Days
If an Interest

Period would otherwise

end on a

day which

is not a

Business Day, that Interest Period
will instead end on the next Business Day in that calendar

month (if there is one) or the preceding
Business Day (if there is not).
10 CHANGES TO THE CALCULATION OF INTEREST
10.1
Temporary

unavailability of Term SOFR
Subject to Clause 10.4 ( Permanent cessation of Published Rate ):

Interpolated Term

SOFR
:

If no

Term

SOFR is

available for

the Interest

Period of

the Loan

or any
part of the Loan,

the applicable Reference

Rate shall be the

Interpolated Term

SOFR for a

period
equal in length to the Interest Period of the Loan or that part of the Loan.
Historic Term SOFR
:

If no Term SOFR is available for the Interest Period of the Loan or that part of the Loan and it is

not possible to calculate

the Interpolated Term

SOFR, the applicable Reference
Rate shall be the Historic Term SOFR for the Loan or that part of the Loan.
Interpolated

Historic

Term

SOFR:
If

paragraph

(b)

above

applies

but

no

Historic

Term

SOFR

is
available for the Interest Period of the Loan

or any part of the

Loan, the applicable Reference Rate
shall be the Interpolated Historic Term

SOFR for a period equal in length to the

Interest Period of
the Loan or that part of the Loan.
Cost

of funds
:

If paragraph

(c) above

applies but

it is

not possible

to calculate

the Interpolated
Historic

Term

SOFR, there

shall

be no

Reference

Rate

for

the Loan

or

that

part of

the Loan

(as
applicable) and Clause 10.3 ( Cost of funds
) shall apply to the Loan or that part of the

Loan for that
Interest

Period,

unless

otherwise

determined

pursuant

to

Clause

10.4

(
Permanent

cessation

of
Published Rate
).

10.2 Market disruption
If before

close of

business in Copenhagen

on the

Quotation Day

for the

relevant Interest

Period
the Lender notifies the Borrowers that its cost of funds

relating to the Loan or the relevant part of
the Loan would

be in excess

of the Market

Disruption Rate then

Clause 10.3 (
Cost of funds ) shall
apply to the Loan or that part of the Loan (as applicable) for the relevant Interest Period.
10.3 Cost of funds
(a)
If this

Clause 10.3

(
Cost of

funds
) applies

to the

Loan or

part of

the Loan

for

an Interest

Period,
Clause 8.1

(
Calculation of

interest
) shall

not apply

to

the

Loan or

that

part of

the Loan

for

that
Interest Period and

the rate of

interest on the

Loan or

that part

of the

Loan for the

relevant Interest
Period shall be the percentage rate per annum which is the sum of:
(i) the Margin; and
(ii)
the rate

notified by the

Lender to the

Borrowers

as soon as

practicable and in

any event
no later than on the date

falling 2 Business Days before

the date on which interest

is due
to be paid in respect of that Interest Period

for that Loan, to be that which expresses as a
percentage rate per annum its cost of funds relating to the Loan or that part of the Loan.
(b)
If any

rate notified

by the Lender

pursuant to

paragraph (a)

above is

less than zero,

the relevant
rate shall be deemed to be zero.
(c)
If

this

Clause

10.3

(
Cost

of

funds
)

applies

pursuant

to

Clause

10.2

(
Market

disruption
)

and

the
Lender's Funding

Rate is less

than the

Market Disruption Rate,

the Lender's

cost of

funds in

relation
to

the Loan

or

any

part of

the Loan

for

that

Interest

Period

shall be

deemed to

be the

Market
Disruption Rate.

(d) If this Clause 10.3 ( Cost of funds ) applies and the Lender or the Borrowers so requires, the Lender and the Borrowers shall enter

into negotiations (for a period of

not more than thirty days) with a
view to agreeing a substitute basis for determining the rate of interest.
(e)
If this Clause

10.3 (
Cost of funds
) applies, the

Lender shall, as

soon as practicable,

notify the Parent
Guarantor on behalf of the Borrowers.
10.4 Permanent cessation of Published Rate
If

a

Published

Rate

Replacement

Event

occurs,

the

Lender

and

the

Borrowers

shall

enter

into
negotiations (for

a period

of

not more

than 30

days

(the "
Negotiation Period
")) with

a view

to
agreeing an appropriate Replacement Reference Rate.
After

the occurrence

of Published

Rate

Replacement Event

and as

long as

the Parties

have

not
agreed on a Replacement Reference Rate (including during

the Negotiation Period) or if an

agreed
Replacement Reference

Rate has

not become

effective,

the interest

under this

Agreement shall
accrue and be calculated, at the Lender's option, on the basis of:
(i) Clause 10.3 ( Cost of funds ); or
(ii) A Compounded Reference Rate calculated in accordance with the methodology set out in the

LMA's

template

for

Single

Currency

Term

and

Revolving

Facilities

Agreement
incorporating backward looking

compounded rates (Lookback without

Observation Shift)
(LMA. STR. Compounded Rate LB.02) of 28 May 2021 (the " Template ") with the following amendments and selections:
(A)
Cost of

funds: to

apply as

fallback and

to be

determined in

accordance with

this
Agreement;
(B) Central Bank Rate: to include the full wording of the Template;
(C)
Central

Bank Rate

Adjustment: to

be defined

as "In

relation to

the Central

Bank
Rate prevailing at

close of

business on

any US

Government Securities

Business Day,
the 20 per

cent trimmed arithmetic

mean (calculated by the

Lender) of the

Central
Bank

Rate

Spreads

for

the

five

most

immediately

preceding

US

Government
Securities Business Days

for which the SOFR is available."
(D)
Central

Bank

Rate

Spread:

to

be

defined

as

"In

relation

to

any

US

Government
Securities

Business

Day,

the

difference

(expressed

as

a

percentage

rate

per
annum)

calculated

by

the

Lender

of

(a)

the

SOFR

for

that

US

Government
Securities

Business

Day;

and

(b)

the

Central

Bank

Rate

prevailing

at

close

of
business on that US Government Securities Business Day."
(E)
Daily

Rate:

to

include

full

wording

from

the

Template

and

"5

US

Government
Securities Business Days" to be inserted under item (c)(i);
(F) Lookback Period: to be 5 US Government Securities Business Days;

(G)
Market Disruption Rate: to be defined as

"the Cumulative Compounded RFR Rate
for the Interest Period of the Loan or the relevant part of the Loan.";
(H) Margin: equivalent to "Margin" (as defined in this Agreement);
(I) RFR Contingency Period: to be 15 days;
(J) Interest Periods: to apply unchanged as set out in this Agreement;
(K)
Reporting Day: to be

the Business

Day which follows

the day which

is the

Lookback
Period prior to the last day of the Interest Period;
Reporting

Times:

to

be,

in

respect

of

(aa)

the

Market

Disruption

Rate,

close

of
business in Copenhagen on the Reporting Day for the Loan or the relevant part of the Loan and (bb) the Lender's cost

of funds, close of business on the

date falling
three (3) Business

Days after

the Reporting Day

for the Loan

or the relevant

part
of the Loan (or, if earlier, on the date falling two (2) Business Days before the date on which interest is due

to be paid in

respect of the Interest Period for the

Loan or
the relevant part of the Loan);

or
(iii) any other Replacement Reference Rate;
(in

each

case

with

the

addition

of

the

applicable

Margin)

and

any

such

interest

rate,

interest
methodology

and/or

calculation

shall

apply

forthwith

at

such

time

without

the

need

for

any
amendment

to

any

Finance

Documents

other

than

any

amendment

required

by

the

Lender

in
accordance with paragraph (c) below.
If the Lender

and the Borrowers

agree on a

Replacement Reference

Rate pursuant

to paragraph
(a) above or

if an interest

rate is

determined pursuant to

paragraph (b) above,

the Obligors shall
and

shall

procure

that

each

other

Transaction

Obligor

shall

as

soon

as

possible

following

the
Lender's request:
(i)
execute

such

documents

as

the

Lender

may

specify

(including

any

agreement
supplemental

to

this

Agreement

and

any

new

or

amended

Security

Documents)

to
document

such

new

interest

rate

and

to

implement

any

Replacement

Reference

Rate
Conforming Changes; and
(ii)
deliver to the Lender such documents

and evidence of the type referred

to in Schedule 2
( Conditions precedent
) in relation to

the documents referred

to in paragraph

(i) above as
the Lender may deem necessary or desirable.
In this Clause 10.4 ( Permanent cessation of Published Rate ):
" Published Rate " means:
(a)
the SOFR;

(b)
Term SOFR for

any Quoted Tenor;

or

(c)
any

Replacement

Reference

Rate

to

the extent

it has

replaced

the

SOFR or

Term

SOFR
pursuant to this Clause 10.4 ( Permanent cessation of Published Rate ).
" Published Rate Replacement Event " means, in relation to a Published Rate:
(a)
the methodology, formula

or other means of determining that Published Rate has, in the opinion of the Lender and the Borrowers materially changed;
(b)
(i)
(A)
the

administrator

of

that

Published

Rate

or

its

supervisor

publicly
announces that such administrator is insolvent; or
(B)
information

is

published

in

any

order,

decree,

notice,

petition

or

filing,
however described, of

or filed with

a court, tribunal,

exchange, regulatory
authority

or

similar

administrative,

regulatory

or

judicial

body

which
reasonably

confirms

that

the

administrator

of

that

Published

Rate

is
insolvent,
provided that
, in

each case,

at that

time, there

is no

successor administrator

to
continue to provide that Published Rate;
(ii) the administrator of that Published Rate publicly announces that it has ceased or will cease, to provide that Published Rate permanently or

indefinitely and, at that
time, there

is no

successor administrator

to continue

to

provide

that Published
Rate;
(iii)
the supervisor

of the administrator

of that

Published Rate publicly

announces that
such Published Rate has been

or will be permanently or

indefinitely discontinued;
or
(iv)
the

administrator

of

that

Published

Rate

or

its

supervisor

announces

that

that
Published Rate may no longer be used; or
(c) the administrator of that Published Rate (or the administrator of an interest rate which is a constituent element of that Published

Rate) determines that that Published Rate should
be calculated in accordance with its reduced submissions

or other contingency or fallback
policies or arrangements and either:
(i)
the

circumstance(s)

or

event(s)

leading

to

such

determination

are

not

(in

the
opinion of the Lender and the Borrowers) temporary; or
(ii)
that

Published

Rate

is

calculated

in

accordance

with

any

such

policy

or
arrangement

for a

period which

is no

less than

the period

specified as

the "RFR
Contingency Period"

in the Reference Rate Terms

;

or

(d)
in the opinion

of the Lender

and the Borrowers,

that Published

Rate is otherwise

no longer
appropriate for the purposes of calculating interest under this Agreement.
" Quoted Tenor"

means 3 Months.
"
Relevant Nominating

Body
" means

any applicable

central bank,

regulator or

other supervisory
authority or

a group

of

them, or

any

working

group or

committee

sponsored

or

chaired

by,

or
constituted at the request of, any

of them or the Financial Stability Board.
" Replacement Reference Rate " means a reference rate which is:
(a)
formally designated, nominated

or recommended

as the

replacement for a

Published Rate
by:
(i)
the administrator

of that Published

Rate (provided

that the market

or economic
reality that

such reference

rate

measures is

the same

as that

measured by

that
Published Rate); or
(ii) any Relevant Nominating Body,
and if

replacements have,

at the

relevant time,

been formally

designated, nominated

or
recommended

under

both

paragraphs,

the

"Replacement

Reference

Rate"

will

be

the
replacement under sub-paragraph (ii) above;
(b)
in the opinion of

the Lender and the

Borrowers, generally accepted in the international or
any

relevant

domestic

syndicated

loan

markets

as

the

appropriate

successor

to

a
Published Rate; or
(c)
in the opinion of

the Lender and the Borrowers,

an appropriate successor to

a Published
Rate.
"
Replacement

Reference

Rate

Conforming

Changes
"

means,

with

respect

to

any

Replacement
Reference

Rate,

any

technical,

administrative

or

operational

changes (including

changes

to

the
definition

of

"Term

SOFR",

"Reference

Rate",

"Interest

Period"

or

"Business

Day",

timing

and
frequency

of

determining

rates

and

making

payments

of

interest

and

other

technical,
administrative or operational

matters) that the Lender

decides may be appropriate to

reflect the
adoption

and

implementation

of

such

Replacement

Reference

Rate

or

to

permit

the

use

and
administration

thereof by

the Lender

in a

manner substantially

consistent with

market

practice
(or,

if

the

Lender

decides

that

adoption

of

any

portion

of

such

market

practice

is

not
administratively

feasible

or

if

the

Lender

determines

that

no

market

practice

for

the
administration of the Replacement Reference Rate exists, in such other manner of administration as

the

Lender

decides

is

reasonably

necessary

in

connection

with

the

administration

of

this
Agreement and the other Finance Documents).
10.5 Break Costs
The Borrowers

shall, within three

Business Days

of demand

by the

Lender,

pay to

the Lender

its
Break Costs

(if any)

attributable to

all or

any part

of the

Loan or an

Unpaid Sum being

paid by

a

Borrower on a day prior to the last day of an Interest Period for the Loan, the relevant part of the
Loan or that Unpaid Sum.
11 FEES
11.1 Upfront fee
The Borrowers

shall pay (and in

the case of

paragraph (a)

below have paid)

to the Lender

a non-
refundable upfront

fee of

$750,000 (representing 0.75

per cent. of

the maximum amount

of the
Commitment) payable in two instalments as follows:
(a)
the first

instalment of

$375,000 has been

paid on 21

March 2023 (being

the date the

Borrowers
accepted the Lender's offer letter) and the Lender acknowledges receipt of such instalment; and

(b) the second instalment in the amount of $375,000 shall be payable on the first Utilisation Date.
11.2 Prepayment fee
If

more

than

three

voluntary

prepayments

are

made

in

accordance

with

Clause

7.4

(
Voluntary
prepayment

of

Loan
)

in

each

12-month

period

beginning

on

the

first

Utilisation

Date,

the
Borrowers

shall, on

demand, pay

to the

Lender,

a prepayment

fee

of $5,000

for

any

additional
voluntary prepayment on the date of such prepayment of all or any part of a Tranche.
11.3 Reflagging fee
The Borrowers shall pay to the Lender a non-refundable reflagging fee of $2,500 for every change of flag in respect of a Ship on or prior to the occurrence of such change.

SECTION 6
ADDITIONAL PAYMENT

OBLIGATIONS
12 TAX GROSS UP AND INDEMNITIES
12.1 Definitions
(a) In this Agreement:
" Tax Credit
" means a credit against, relief or remission for,

or repayment of any Tax.
" Tax Deduction
" means

a deduction

or withholding

for or

on account

of Tax from a

payment under
a Finance Document, other than a FATCA

Deduction.
"
Tax

Payment
" means either the

increase in a payment

made by an Obligor

to the Lender under
Clause 12.2 ( Tax gross-up ) or a payment under Clause 12.3 ( Tax indemnity ).
(b)
Unless a contrary

indication appears,

in this Clause

12 (
Tax

Gross Up and

Indemnities
) reference
to " determines " or " determined
" means a

determination made in the

absolute discretion of

the
person making the determination.
12.2 Tax gross-up
(a)
Each Obligor

shall make

all payments

to be

made by

it without

any Tax

Deduction, unless

a Tax
Deduction is required by law.
(b)
The Borrowers shall

promptly upon becoming aware

that an Obligor must make

a Tax

Deduction
(or

that

there

is

any

change

in

the

rate

or

the

basis

of

a

Tax

Deduction)

notify

the

Lender
accordingly.

Similarly,

the

Lender

shall

notify

the

Borrowers

and

that

Obligor

on

becoming

so
aware in respect of a payment payable to the Lender.
(c)
If a Tax

Deduction is required

by law to

be made by

an Obligor,

the amount of

the payment

due
from that Obligor shall be increased to an amount which (after making any Tax

Deduction) leaves
an

amount

equal

to

the

payment

which

would

have

been

due

if

no

Tax

Deduction

had

been
required.
(d)
If an Obligor is required to make a Tax

Deduction, that Obligor shall make that Tax Deduction and
any payment

required in connection

with that Tax

Deduction within the time

allowed and in the
minimum amount required by law.
(e)
Within 30 days of making either a

Tax Deduction or any payment required in connection with that
Tax

Deduction,

the

Obligor

making

that

Tax

Deduction

shall

deliver

to

the

Lender

evidence
reasonably satisfactory to the Lender

that the Tax Deduction has been

made or (as

applicable) any
appropriate payment paid to the relevant taxing authority.

12.3 Tax indemnity
(a)
The

Obligors

shall

(within three

Business Days

of

demand by

the Lender)

pay

to

the Lender

an
amount equal to

the loss, liability

or cost which

the Lender

determines will be

or has been

(directly
or indirectly) suffered for or on account of Tax

by the Lender in respect of a Finance Document.
(b) Paragraph (a) above shall not apply:
(i)
with respect to any Tax

assessed on the Lender:
(A)
under the

law of

the jurisdiction

in which

the Lender

is incorporated

or, if different,
the jurisdiction (or jurisdictions) in which the Lender is treated as resident for tax
purposes; or
(B)
under the law of

the jurisdiction in which the

Lender's Facility Office is

located in
respect of amounts received or receivable in that jurisdiction, if

that

Tax

is

imposed

on

or

calculated

by

reference

to

the

net

income

received

or
receivable (but not any sum deemed to be received or receivable) by the Lender; or
(ii) to the extent a loss, liability or cost:
(A) is compensated for by an increased payment under Clause 12.2 ( Tax gross-up ); or
(B)
relates to a FATCA

Deduction required to be made by a Party.
(c)
The Lender

shall, if

making, or

intending to

make,

a claim

under paragraph

(a) above,

promptly
notify the Obligors of the event which will give, or has given, rise to the claim.
12.4 Tax Credit
If an Obligor makes a Tax Payment

and the Lender determines that:
(a)
a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that
Tax Payment

or to a Tax Deduction in consequence of which that Tax

Payment was received; and
(b) the Lender has obtained and utilised that Tax Credit,
the Lender shall

pay an amount to

the Obligor which

the Lender determines

will leave it (after

that
payment) in the

same after-Tax

position as it would have

been in had the

Tax

Payment not

been
required to be made by the Obligor.
12.5 Stamp taxes
The Obligors shall

pay and, within

three Business Days

of demand, indemnify the

Lender against
any

cost,

loss or

liability which

the Lender

incurs

in

relation

to

all stamp

duty,

registration

and
other similar Taxes

payable in respect of any Finance Document.

12.6 VAT
(a)
All amounts expressed to be payable under a Finance

Document by any Party to the Lender which
(in whole or in part) constitute

the consideration for any

supply for VAT

purposes are deemed to
be exclusive of any

VAT

which is chargeable on that supply,

and accordingly,

if VAT

is or becomes
chargeable on

any supply

made by

the Lender

to any

Party

under a

Finance Document

and the
Lender is required to account to the relevant tax authority for the VAT,

that Party must pay to the
Lender (in addition to and at the same time as paying any other consideration for such supply) an amount equal to

the amount of

the VAT

(and the Lender

must promptly

provide an appropriate
VAT

invoice to that Party).
(b)
Where a Finance Document requires any Party to reimburse or indemnify the Lender for any cost
or expense,

that Party

shall reimburse

or indemnify

(as the

case may

be) the

Lender for

the full
amount of

such cost

or expense,

including such

part of

it as

represents VAT,

save to

the extent
that the Lender reasonably determines that it is entitled to credit or repayment in respect of such
VAT

from the relevant tax authority.
(c)
Any reference

in this Clause 12.6

(
VAT
) to any

Party shall, at

any time when

that Party

is treated
as a member of

a group or unity

(or fiscal unity) for VAT purposes, include (where

appropriate and
unless the

context

otherwise requires)

a reference

to the

person who

is treated

at that

time as
making the supply, or (as appropriate) receiving the supply, under the grouping rules provided for in Article 11 of

Council Directive 2006/112/EC (or

as implemented by the

relevant member state
of the European Union or equivalent provisions

imposed elsewhere) so that a reference to a

Party
shall be

construed as

a reference

to that

Party or

the relevant

group or

unity (or

fiscal unity)

of
which that Party is a

member for VAT purposes at the relevant time or the

relevant representative
member (or representative

or head) of that

group or unity at

the relevant

time (as the case

may
be).
(d)
In relation to

any supply made

by the Lender

to any Party under

a Finance

Document, if

reasonably
requested by the Lender, that Party

must promptly provide the Lender with details of that Party's
VAT

registration

and such

other

information

as

is reasonably

requested

in connection

with the
Lender's VAT

reporting requirements in relation to such supply.

12.7
FATCA

Information
(a) Subject to paragraph (c) below, each Party shall, within ten Business Days of a reasonable request by another Party:
(i) confirm to that other Party whether it is:
(A)
a FATCA

Exempt Party; or
(B)
not a FATCA

Exempt Party; and
(ii)
supply to

that other

Party such

forms, documentation

and other

information relating

to
its status

under FATCA

as that

other Party

reasonably requests

for the

purposes of

that
other Party's compliance with FATCA;

and

(iii)
supply to

that other

Party such

forms, documentation

and other

information relating

to
its status

as that

other Party

reasonably requests

for the

purposes of

that other

Party's
compliance with any other law, regulation or exchange

of information regime.
(b) If a Party confirms to another Party pursuant to sub-paragraph (i) of paragraph (a) above that it is a FATCA

Exempt

Party

and it

subsequently becomes

aware

that it

is not,

or has

ceased to

be a
FATCA

Exempt Party,

that Party shall notify that other Party reasonably promptly.
(c)
Paragraph (a) above shall

not oblige

the Lender

to do

anything and

sub-paragraph (iii) of

paragraph
(a) above

shall not oblige

any other Party

to do anything

which would or

might in its

reasonable
opinion constitute a breach of:
(i) any law or regulation;
(ii) any fiduciary duty; or
(iii) any duty of confidentiality.
(d)
If

a

Party

fails

to

confirm

whether

or

not

it

is

a

FATCA

Exempt

Party

or

to

supply

forms,
documentation

or

other

information

requested

in

accordance

with

sub-paragraphs

(i)

or

(ii)

of
paragraph (a)

above (including, for

the avoidance

of doubt,

where paragraph

(c) above

applies),
then such Party shall be treated for the purposes of the

Finance Documents (and payments under
them) as

if it

is not

a FATCA

Exempt Party

until such

time as

the Party

in question

provides the
requested confirmation, forms, documentation or other information.

12.8
FATCA

Deduction
(a)
Each

Party

may

make

any FATCA

Deduction it

is required

to make

by FATCA,

and any

payment
required in connection with that FATCA

Deduction, and no Party shall be required to increase any
payment

in

respect

of

which

it

makes

such

a

FATCA

Deduction

or

otherwise

compensate

the
recipient of the payment for that FATCA

Deduction.
(b)
Each Party

shall promptly,

upon becoming

aware that

it must

make

a FATCA

Deduction (or

that
there is any change in the rate or the basis of such FATCA

Deduction), notify the Party to whom it
is making the payment.
13 INCREASED COSTS
13.1 Increased costs
(a) Subject to Clause 13.3 ( Exceptions
), the Borrowers

shall, within three Business Days

of a demand
by the Lender,

pay for

the account of

the Lender the amount

of any

Increased Costs incurred

by
the Lender or any of its Affiliates as a result of:
(i)
the introduction of

or any change

in (or in

the interpretation, administration or

application
of) any law or regulation; or
(ii) compliance with any law or regulation made,
in each case after the date of this Agreement; or

(iii)
the implementation,

application of

or compliance

with Basel

III or

CRD IV

or any

law or
regulation that implements or applies Basel III or CRD IV.
(b) In this Agreement:
(i) " Basel III " means:
(A)
the agreements on

capital requirements,

a leverage

ratio and

liquidity standards
contained in "Basel III: A

global regulatory framework for more resilient banks

and
banking

systems",

"Basel

III:

International

framework

for

liquidity

risk
measurement, standards and monitoring"

and "Guidance for national authorities
operating the countercyclical capital buffer"

published by the Basel

Committee on
Banking

Supervision

in

December

2010,

each

as

amended,

supplemented

or
restated;
(B)
the rules for global

systemically important banks contained in

"Global systemically
important

banks:

assessment

methodology

and

the

additional

loss

absorbency
requirement

-

Rules

text"

published

by

the

Basel

Committee

on

Banking
Supervision in November 2011, as amended, supplemented or restated; and
(C)
any further guidance

or standards published

by the Basel

Committee on Banking
Supervision relating to "Basel III".
(ii) " CRD IV " means:
(A)
Regulation (EU) No 575/2013 of the

European Parliament and of the Council

of 26
June 2013 on prudential requirements for

credit institutions and investment firms
and

amending

regulation

(EU)

No.

648/2012,

as

amended

by

Regulation

(EU)
2019/876;
(B)
Directive

2013/36/EU of

the European

Parliament

and of

the Council

of 26 June
2013 on access to the activity of credit institutions and the prudential supervision of

credit

institutions and

investment

firms, amending

Directive

2002/87/EC and
repealing Dire

ctives 2006/48/EC

and 2006/49/EC,

as amended

by Directive

(EU)
2019/878; and
(C) any other law or regulation which implements Basel III.
(iii) " Increased Costs " means:
(A)
a

reduction

in

the

rate

of

return

from

the

Facility

or

on

the

Lender's

(or

its
Affiliate's) overall capital;
(B) an additional or increased cost; or
(C) a reduction of any amount due and payable under any Finance Document,

which is

incurred or

suffered by

the Lender or

any of

its Affiliates

to the

extent that

it is
attributable to the Lender having entered into the Commitment or funding or performing its obligations under any Finance Document.
13.2 Increased cost claims
If the Lender

intends to

make a

claim pursuant

to Clause

13.1 (
Increased costs
) it shall

promptly
notify the Borrowers.
13.3 Exceptions
Clause 13.1 ( Increased costs ) does not apply to the extent any Increased Cost is:
(a)
attributable to a Tax

Deduction required by law to be made by an Obligor;
(b)
attributable to a FATCA

Deduction required to be made by a Party;
(c)
compensated

for

by

Clause

12.3

(
Tax

indemnity
)

(or

would

have

been

compensated

for

under
Clause 12.3 (
Tax

indemnity
) but was

not so compensated

solely because any

of the exclusions

in
paragraph (b) of Clause 12.3 ( Tax indemnity ) applied);
(d) compensated for by any payment made pursuant to Clause 14.3 ( Mandatory Cost ); or
(e) attributable to the wilful breach by the Lender or its Affiliates of any law or regulation.
14 OTHER INDEMNITIES
14.1 Currency indemnity
(a)
If any sum due

from an Obligor under the

Finance Documents (a "
Sum
"), or any order,

judgment
or award

given or

made in

relation to

a Sum,

has to

be converted

from the

currency (the

"
First
Currency
") in

which that

Sum is

payable

into another

currency (the

"
Second Currency
") for

the
purpose of:
(i) making or filing a claim or proof against that Obligor; or
(ii)
obtaining

or

enforcing

an

order,

judgment

or

award

in

relation

to

any

litigation

or
arbitration proceedings,
that

Obligor shall,

as an

independent obligation,

on demand,

indemnify the

Lender against

any
cost,

loss

or

liability

arising

out

of

or

as

a

result

of

the

conversion

including

any

discrepancy
between (A)

the rate of

exchange used to

convert that Sum

from the First

Currency into the

Second
Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.
(b)
Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance
Documents in a currency or currency unit other than that in which it is expressed to be payable.

14.2 Other indemnities
(a) Each Obligor shall, on demand, indemnify the Lender and any Receiver and Delegate against:
(i) any cost, loss or liability incurred by it as a result of:
(A) the occurrence of any Event of Default;
(B)
a

failure

by

a

Transaction

Obligor

to

pay

any

amount

due

under

a

Finance
Document on its due date;
(C)
funding, or

making arrangements to

fund, an

Advance requested by

the Borrowers
in the Utilisation Request

but not made by reason

of the operation of

any one or
more

of

the

provisions

of

this

Agreement

(other

than

by

reason

of

default

or
negligence by the Lender alone); or
(D)
the Loan

(or part

of the

Loan) not

being prepaid

in accordance

with a

notice of
prepayment given by the Borrowers; or
(E) investigating any event which it reasonably believes is a Default; and
(ii)
any cost, loss

or liability

(including, without

limitation, for negligence

or any

other category
of liability whatsoever) incurred

by the Lender (otherwise than

by reason of the Lender's
gross negligence or wilful misconduct) or, in the case of any cost, loss or liability pursuant
to

Clause

30.8

(
Disruption

to

Payment

Systems

etc.
)

notwithstanding

the

Lender's
negligence, gross

negligence or

any other

category of

liability whatsoever

but not

including
any

claim

based

on

the

fraud

of

the

Lender

in

acting

as

Lender

under

the

Finance
Documents.
(b)
Each Obligor shall,

on demand,

indemnify the

Lender, each Affiliate of

the Lender

and any Receiver
and Delegate and

each officer

or employee

of the

Lender or

its Affiliate or

any Receiver or

Delegate
(as

applicable)

(each

such

person

for

the

purposes

of

this

Clause

14.2

(
Other

indemnities
)

an
"
Indemnified

Person
"),

against

any

cost,

loss

or

liability

(including,

without

limitation,

for
negligence

or

any

other

category

of

liability

whatsoever)

incurred

by

that

Indemnified

Person
pursuant

to

or

in

connection

with

any

litigation,

arbitration

or

administrative

proceedings

or
regulatory

enquiry,

in

connection

with

or

arising

out

of

the

entry

into

and

the

transactions
contemplated

by the

Finance Documents,

having the

benefit of

any Security

constituted by

the
Finance Documents or which relates to the condition or operation of, or any incident occurring in
relation to,

any Ship

unless such

cost, loss

or liability

is caused

by the

gross negligence

or wilful
misconduct of that Indemnified Person.
(c)
No

Party

other

than

the

Lender

or

the

Receiver

or

Delegate

(as

applicable)

may

take

any
proceedings against any

officer,

employee or agent of the

Lender or the Receiver or

Delegate (as
applicable) in respect of any claim it might have against the Lender or the Receiver or Delegate or in respect of any

act or omission of any kind

by that officer,

employee or agent in relation

to any
Transaction Document or any Security Property.

(d)
Without limiting, but

subject to

any limitations

set out

in paragraph

(b) above,

the indemnity

in
paragraph (b)

above shall

cover any

cost, loss

or liability incurred

by each Indemnified

Person in
any jurisdiction:
(i)
arising or asserted

under or in connection

with any law

relating to

safety at

sea, the ISM
Code, any Environmental Law or any Sanctions; or
(ii) in connection with any Environmental Claim.
(e)
Each Obligor shall, on

demand, indemnify

the Lender and

every Receiver and Delegate against any
cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by any of them:
(i) in relation to or as a result of:
(A)
any failure by

any Borrower to comply with its

obligations under Clause 16 (
Costs
and Expenses );
(B)
acting or relying on any notice, request or

instruction which it reasonably believes
to be genuine, correct and appropriately authorised;
(C)
the taking, holding, protection or enforcement of the Finance Documents and the
Transaction Security;
(D)
the

exercise

of

any

of

the

rights,

powers,

discretions,

authorities

and

remedies
vested in

the Lender and

each Receiver

and Delegate

by the

Finance Documents
or by law;
(E)
any default by

any Transaction Obligor in

the performance

of any

of the

obligations
expressed to be assumed by it in the Finance Documents;
(F)
any

action by

any

Transaction

Obligor which

vitiates, reduces

the value

of,

or is
otherwise prejudicial to, the Transaction Security; and
(G)
instructing

lawyers,

accountants,

tax

advisers,

surveyors

or

other

professional
advisers or experts as permitted under the Finance Documents;
(ii)
which otherwise relates

to any of

the Security Property or

the performance of

the terms
of

this

Agreement

or

the

other

Finance

Documents

(otherwise,

in

each

case,

than

by
reason of the Lender's or Receiver's or Delegate's gross negligence or wilful misconduct).
(f)
Any

Affiliate

or

Receiver

or

Delegate

or

any

officer

or

employee

of

the Lender,

or

of

any

of

its
Affiliates

or

any

Receiver

or

Delegate

(as

applicable)

may

rely

on

this

Clause

14.2

(
Other
indemnities
) and the provisions

of the Third

Parties Act, subject

to Clause 1.5

(
Third party rights )
and the provisions of the Third Parties Act.

14.3 Mandatory Cost
Each Borrower shall, on demand by the Lender, pay to the Lender, such amount which the Lender certifies in a notice to

the Borrowers to

be its good faith determination

of the amount necessary
to compensate it for complying with:
(a)
if the Lender

is lending

from a Facility

Office in a

Participating Member State,

the minimum

reserve
requirements (or other requirements

having the same

or similar purpose)

of the European Central
Bank (or any

other authority

or agency which

replaces all or

any of its functions)

in respect of

loans
made from that Facility Office; and
(b)
if

the Lender

is

lending from

a Facility

Office

in

the United

Kingdom, any

reserve

asset,

special
deposit or

liquidity requirements

(or other

requirements having

the same or

similar purpose) of
the Bank

of England

(or any

other governmental

authority or

agency) and/or

paying any

fees to
the

Financial

Conduct

Authority

and/or

the

Prudential

Regulation

Authority

(or

any

other
governmental authority or agency which replaces all or any of their functions), which, in each case, is referable to the Loan.

14.4 Lender's management time
Any amount payable to the

Lender under Clause

14.2 (
Other indemnities
) and Clause

16 (
Costs and
Expenses
) shall include the cost of utilising the

Lender's management time or other resources and
will be calculated on the basis of

such reasonable daily or hourly rates as the

Lender may notify to
the Borrowers, and is in addition to any fee paid or payable to the Lender under Clause 11 ( Fees ).
15
MITIGATION BY THE LENDER AND FORCE MAJEURE

15.1 Mitigation
(a)
The

Lender shall,

in

consultation

with

the

Borrowers,

take

all

reasonable

steps

to

mitigate

any
circumstances

which

arise

and

which

would

result

in

any

amount

becoming

payable

under

or
pursuant to,

or cancelled pursuant

to, any

of Clause 7.1

(
Illegality
), Clause 12

(
Tax

Gross Up and
Indemnities
),

Clause

13

(
Increased

Costs
)

or

paragraph

(a)

of

Clause

14.3

(
Mandatory

Cost
)
including (but not limited to)

assigning its rights under

the Finance Documents to another

Affiliate
or Facility Office.
(b)
Paragraph (a) above does not

in any way limit

the obligations of any

Transaction Obligor under the
Finance Documents.
15.2 Limitation of liability
(a)
Each

Obligor

shall,

on

demand,

indemnify

the

Lender

for

all

costs

and

expenses

reasonably
incurred by the Lender as a result of steps taken by it under Clause 15.1 ( Mitigation ).
(b) The Lender is not obliged to take any steps under Clause 15.1 ( Mitigation ) if either:
(i) a Default has occurred and is continuing; or
(ii)
in the opinion of the Lender (acting reasonably), to do so might be prejudicial to it.

15.3
Force Majeure and limitation of liability

(a)
The Lender shall

not be held

responsible for any damage

arising out of

any legal enactment, or

any
measure undertaken by a public authority,

or war,

strike, lockout, boycott,

blockade or any other
similar

circumstance.

The

reservation

in

respect

of

strikes,

lockouts,

boycotts

and

blockades
applies even if the Lender takes such measures, or is subject to such measures.
(b)
Unless the Lender's liabilities

have been limited otherwise in

the Finance Documents, any damage
that may

arise in

other cases

shall not

be indemnified by

the Lender

if the

Lender has observed
normal

care.

The

Lender

shall

not

in

any

case

be

held

responsible

for

any

indirect

damage,
consequential damage

and/or loss

of profit.

Should there

be an

obstacle as

described above

for
the Lender to take

any action in compliance with this

Agreement, such action may

be postponed
until the obstacle has been removed.
16 COSTS AND EXPENSES
16.1 Transaction expenses
The

Obligors

shall, promptly

on

demand, pay

the Lender

the amount

of

all costs

and expenses
(including legal

fees)

reasonably incurred

by it

in connection

with the

negotiation, preparation,
printing, execution and perfection of:
(a)
this Agreement and

any other documents

referred to in this

Agreement or in

a Security

Document;
and
(b) any other Finance Documents executed after the date of this Agreement.
16.2 Amendment costs
Subject to Clause 16.4 ( Reference rate transition costs ) if:
(a) a Transaction Obligor requests an amendment, waiver or consent;
(b)
an amendment is

required either pursuant

to Clause 30.6

(
Change of currency
) or as

contemplated
in Clause 10.4 ( Permanent cessation of Published Rate ); or
(c)
a

Transaction

Obligor

requests,

and

the

Lender

agrees

to,

the

release

of

all

or

any

part

of

the
Security Assets from the Transaction Security,
the

Obligors

shall, on

demand, reimburse

the Lender

for

the amount

of

all

costs

and

expenses
(including legal fees)

reasonably incurred by the

Lender in responding to,

evaluating, negotiating
or complying with that request or requirement.
16.3 Enforcement and preservation costs
The Obligors shall, on demand, pay to the Lender the amount of all costs and expenses (including legal fees)

incurred by the

Lender in connection

with the enforcement

of,

or the preservation

of
any

rights

under,

any

Finance Document

or

the Transaction

Security and

with any

proceedings
instituted by or

against the

Lender as

a consequence

of it entering

into a Finance

Document, taking
or holding the Transaction Security,

or enforcing those rights.

16.4 Reference rate transition costs
The Borrowers

shall on

demand reimburse

the Lender

for the

amount of

all costs

and expenses
(including legal fees) reasonably incurred by it in connection with any change arising as a result of
an amendment required under Clause 10.4 ( Permanent cessation of Published Rate ).

SECTION 7
GUARANTEES AND JOINT AND SEVERAL LIABILITY OF BORROWERS
17 GUARANTEE AND INDEMNITY – PARENT GUARANTOR
17.1 Guarantee and indemnity
The Parent Guarantor irrevocably and unconditionally:
(a)
guarantees to the

Lender punctual

performance by

each Transaction Obligor

other than

the Parent
Guarantor of all such other Transaction Obligor's obligations under the Finance Documents;
(b)
undertakes with the Lender that

whenever a Transaction Obligor other than the

Parent Guarantor
does not

pay any amount

when due

under or

in connection

with any

Finance Document,

the Parent
Guarantor shall immediately on demand pay that amount as if it were the principal obligor; and
(c)
agrees with the

Lender that if

any obligation guaranteed by it

is or becomes

unenforceable, invalid
or illegal, it will, as an independent and primary obligation, indemnify the Lender immediately on demand against

any cost,

loss or liability

it incurs

as a

result of

a Transaction

Obligor other than
the Parent Guarantor not

paying any amount

which would,

but for such

unenforceability, invalidity
or illegality, have been payable by it under any Finance

Document on the date

when it would have
been due. The amount payable by the Parent

Guarantor under this indemnity will not exceed the
amount

it

would

have

had

to

pay

under

this

Clause

17

(
Guarantee

and

Indemnity

–

Parent
Guarantor ) if the amount claimed had been recoverable on the basis of a guarantee.
17.2 Continuing guarantee
This guarantee is a continuing guarantee and will extend to

the ultimate balance of sums payable
by any Transaction Obligor

under the

Finance Documents,

regardless of any

intermediate payment
or discharge in whole or in part.
17.3 Reinstatement
If any discharge, release or arrangement (whether in respect of the obligations of any Transaction
Obligor or

any security

for those

obligations or

otherwise) is made

by the

Lender in

whole or

in
part

on

the

basis

of

any

payment,

security

or

other

disposition

which

is

avoided

or

must

be
restored

in

insolvency,

liquidation,

administration

or

otherwise,

without

limitation,

then

the
liability

of

the

Parent

Guarantor

under

this

Clause

17

(
Guarantee

and

Indemnity

–

Parent
Guarantor
)

will

continue

or

be

reinstated

as

if

the

discharge,

release

or

arrangement

had

not
occurred.
17.4 Waiver of defences
The obligations of the Parent

Guarantor under this Clause 17

(
Guarantee and Indemnity – Parent
Guarantor
) and in respect of any Transaction Security will not be

affected or discharged by an act,
omission,

matter

or

thing

which,

but

for

this

Clause

17.4

(
Waiver

of

defences
),

would

reduce,
release or prejudice any of its obligations under

this Clause 17 (
Guarantee and Indemnity – Parent

Guarantor
) or in

respect of any

Transaction Security (without limitation

and whether

or not known
to it or the Lender) including:
(a)
any

time, waiver

or

consent

granted

to,

or

composition with,

any

Transaction

Obligor

or

other
person;
(b)
the

release

of

any

other

Transaction

Obligor

or

any

other

person

under

the

terms

of

any
composition or arrangement with any creditor of any member of the Group;
(c)
the taking, variation,

compromise, exchange, renewal or release

of, or refusal or neglect

to perfect
or delay

in perfecting, or

refusal or

neglect to take

up or enforce,

or delay

in taking or

enforcing
any rights against, or security over

assets of, any Tr

ansaction Obligor or other person or any non-
presentation

or

non-observance

of

any

formality

or

other

requirement

in

respect

of

any
instrument or any failure to realise the full value of any security;
(d)
any incapacity

or lack

of power,

authority or

legal personality

of or

dissolution or

change in

the
members or status of a Transaction Obligor or any other person;
(e)
any

amendment,

novation,

supplement,

extension,

restatement

(however

fundamental

and
whether or not more

onerous) or replacement

of any Finance Document or

any other document
or

security including,

without limitation,

any

change in

the purpose

of,

any

extension

of or

any
increase in

any facility

or the

addition of

any new

facility under

any Finance

Document or

other
document or security;
(f)
any

unenforceability,

illegality

or

invalidity

of

any

obligation

of

any

person

under

any

Finance
Document or any other document or security; or
(g) any insolvency or similar proceedings.
17.5 Immediate recourse
The Parent Guarantor waives

any right it may have of first

requiring the Lender (or any trustee or
agent on

its behalf) to

proceed against

or enforce

any other

rights or

security or claim

payment
from any

person (including without

limitation to

commence any

proceedings under

any Finance
Document or

to

enforce

any

Transaction

Security) before

claiming or

commencing proceedings
under

this

Clause

17

(
Guarantee

and

Indemnity

–

Parent

Guarantor
).

This

waiver

applies
irrespective of any law or any provision of a Finance Document to the contrary.
17.6 Appropriations
Until

all

amounts

which

may

be

or

become

payable

by

the

Transaction

Obligors

under

or

in
connection

with

the

Finance Documents

have

been

irrevocably

paid

in

full,

the

Lender

(or

any
trustee or agent on its behalf) may:
(a)
refrain

from

applying or

enforcing

any

other moneys,

security or

rights

held or

received

by the
Lender (or any

trustee or

agent on

its behalf) in

respect of

those amounts, or

apply and enforce
the same

in such

manner and

order as

it sees

fit (whether

against those

amounts or

otherwise)
and the Parent Guarantor shall not be entitled to the benefit of the same; and

(b)
hold in an interest-bearing suspense

account any moneys received

from the Parent

Guarantor or
on account

of the

Parent

Guarantor's

liability under

this Clause

17 (
Guarantee and

Indemnity –
Parent Guarantor ).
17.7 Deferral of Parent Guarantor's rights
All

rights

which

the

Parent

Guarantor

at

any

time

has (whether

in

respect

of

this guarantee,

a
mortgage or any

other transaction) against

any Borrower,

any other Transaction

Obligor or their
respective

assets

shall

be

fully

subordinated

to

the

rights

of

the

Lender

under

the

Finance
Documents and until the

end of the Security Period

and unless the Lender otherwise directs,

the
Parent Guarantor will not exercise any rights

which it may have

(whether in respect

of any Finance
Document to

which it

is a

Party

or any

other transaction)

by reason

of performance

by it

of its
obligations under

the Finance Documents

or by

reason of

any amount

being payable,

or liability
arising, under this Clause 17 ( Guarantee and Indemnity – Parent Guarantor ):
(a) to be indemnified by a Transaction Obligor;
(b)
to claim

any contribution

from any

third party

providing security

for,

or any

other guarantor

of,
any Transaction Obligor's obligations under the Finance Documents;
(c)
to take

the benefit (in

whole or in

part and whether

by way

of subrogation

or otherwise) of

any
rights

of

the Lender

under the

Finance Documents

or of

any

other guarantee

or security

taken
pursuant to, or in connection with, the Finance Documents by the Lender;
(d)
to

bring legal

or other

proceedings for

an order

requiring any

Transaction

Obligor

to make

any
payment,

or

perform

any

obligation,

in

respect

of

which

the

Parent

Guarantor

has

given

a
guarantee, undertaking or indemnity under Clause 17.1 ( Guarantee and indemnity );
(e)
to exercise any right of set-off

against any Transaction Obligor; and/or
(f) to claim or prove as a creditor of any Transaction Obligor in competition with the Lender.
If the Parent

Guarantor receives

any benefit,

payment or distribution

in relation to

such rights it
shall

hold

that

benefit,

payment

or

distribution

to

the

extent

necessary

to

enable

all

amounts
which may be

or become payable

to the

Lender by the

Transaction Obligors under or

in connection
with the Finance Documents to be repaid in full on trust for the Lender and shall promptly pay or
transfer

the same

to the

Lender or

as the

Lender may

direct for

application in

accordance

with
Clause 30 ( Payment Mechanics ).
17.8 Additional security
This guarantee and any other Security given by the Parent Guarantor is in addition to and is not in
any way prejudiced by,

and shall not prejudice, any other guarantee or Security or any other right of recourse

now or

subsequently held

by the Lender

or any

right of

set-off or

netting or

right to
combine accounts in connection with the Finance Documents.

17.9 Applicability of provisions of Guarantee to other Security
Clauses

17.2

(
Continuing

guarantee
),

17.3

(
Reinstatement
),

17.4

(
Waiver

of

defences
),

17.5
( Immediate recourse ), 17.6 ( Appropriations ), 17.7 ( Deferral of Parent Guarantor's rights ) and 17.8
(
Additional

security
)

shall

apply,

with

any

necessary

modifications,

to

any

Security

which

the
Parent

Guarantor

creates

(whether at

the time

at which

it signs

this Agreement

or at

any

later
time) to secure the Secured Liabilities or any part of them.
18 JOINT AND SEVERAL LIABILITY OF THE BORROWERS
18.1 Joint and several liability
All liabilities and

obligations of the

Borrowers under

this Agreement shall,

whether expressed to
be so or not, be joint and several.
18.2 Waiver of defences
The liabilities and obligations of a Borrower shall not be impaired by:
(a)
this

Agreement

being

or

later

becoming

void,

unenforceable

or

illegal

as

regards

any

other
Borrower;
(b) the Lender entering into any rescheduling, refinancing or other arrangement of any kind with any other Borrower;
(c) the Lender releasing any other Borrower or any Security created by a Finance Document;
(d) any time, waiver or consent granted to, or composition with any other Borrower or other person;
(e)
the

release of

any

other

Borrower

or

any

other person

under the

terms of

any

composition or
arrangement with any creditor of any member of the Group;
(f)
the taking,

variation, compromise,

exchange, renewal or

release of, or

refusal or

neglect to

perfect,
take

up

or

enforce,

any

rights

against,

or

security

over

assets

of,

any

other

Borrower

or

other
person

or

any

non-presentation

or

non-observance

of

any

formality

or

other

requirement

in
respect of any instrument or any failure to realise the full value of any security;
(g)
any incapacity

or lack

of power,

authority or

legal personality

of or

dissolution or

change in

the
members or status of any other Borrower or any other person;
(h)
any

amendment,

novation,

supplement,

extension,

restatement

(however

fundamental,

and
whether or not more onerous) or

replacement of a Finance Document or any

other document or
security

including,

without

limitation,

any

change

in

the

purpose

of,

any

extension

of

or

any
increase in

any facility

or the

addition of

any new

facility under

any Finance

Document or

other
document or security;
(i)
any

unenforceability,

illegality

or

invalidity

of

any

obligation

or

any

person

under

any

Finance
Document or any other document or security; or
(j) any insolvency or similar proceedings.

18.3 Principal Debtor
Each

Borrower

declares

that

it

is

and

will,

throughout

the

Security

Period,

remain

a

principal
debtor for all amounts owing under this Agreement and

the Finance Documents and no Borrower
shall, in any circumstances, be construed to be a

surety for the obligations of any other Borrower
under this Agreement.
18.4 Borrower restrictions
(a)
Subject to paragraph (b) below,

during the Security Period no Borrower shall:
(i)
claim any amount which may be due to it from

any other Borrower whether in respect of
a payment

made under, or

matter arising

out of, this

Agreement or

any Finance

Document,
or any matter unconnected with this Agreement or any Finance Document;
(ii)
take

or enforce

any form

of security from

any other

Borrower for

such an

amount, or

in
any way seek to have recourse

in respect of

such an amount

against any asset of

any other
Borrower;
(iii) set off such an amount against any sum due from it to any other Borrower;
(iv)
prove

or

claim

for

such

an

amount

in

any

liquidation,

administration,

arrangement

or
similar procedure involving any other Borrower; or
(v) exercise or assert any combination of the foregoing.
(b)
If during

the Security

Period, the

Lender,

by notice

to a

Borrower,

requires it

to take

any action
referred to in paragraph (a) above in relation to any other Borrower, that Borrower shall take that action as soon as practicable after receiving the Lender's notice.
18.5
Deferral of Borrowers'

rights
Until all amounts which may be or become payable by the Borrowers under or in connection with the Finance Documents

have been irrevocably paid

in full and

unless the Lender

otherwise directs,
no

Borrower

will

exercise

any

rights

which

it

may

have

by

reason

of

performance

by

it

of

its
obligations under the Finance Documents:
(a) to be indemnified by any other Borrower; or
(b)
to claim

any contribution

from any

other Borrower

in relation to

any payment

made by it

under
the Finance Documents.

SECTION 8
REPRESENTATIONS,

UNDERTAKINGS AND EVENTS OF DEFAULT
19 REPRESENTATIONS
19.1 General
Each Obligor makes the representations and

warranties set out in this

Clause 19 (
Representations )
to the Lender on the date of this Agreement.
19.2 Status
(a)
It

is

a

limited

liability

corporation,

duly

incorporated

and

validly

existing

and

in

good

standing
under the law of its Original Jurisdiction.
(b)
It and each

Transaction

Obligor has the

power to

own its assets

and carry on

its business as

it is
being conducted.
19.3 Share capital and ownership
(a)
Each Borrower is authorised to issue 500 registered shares of $0.01 each, all of which shares have
been issued fully paid.
(b)
The

legal

title

to

and

beneficial

interest

in

the

shares

in

each

Borrower

is

held

by

the

Parent
Guarantor free of any Security (other than relevant Shares Security)

or any other claim.
(c)
None of

the shares

in any

Borrower

is subject

to any

option to

purchase, pre-emption

rights or
similar rights.
19.4 Binding obligations
The obligations expressed to be assumed by it in

each Transaction Document to which it is a party
are legal, valid, binding and enforceable obligations.
19.5
Validity,

effectiveness and ranking of Security
(a)
Each Finance Document to

which it is a

party does now

or, as the case may be, will

upon execution
and delivery create the Security it purports

to create over any assets to which such Security, by its
terms,

relates,

and

such

Security

will,

when

created

or

intended

to

be

created,

be

valid

and
effective.
(b)
No third

party has

or will

have any

Security (except

for Permitted

Security) over

any assets

that
are the subject of any Transaction Security granted by it.
(c)
The Transaction

Security granted

by it

to the

Lender has

or will

when created

or intended

to be
created

have

first

ranking

priority

or

such

other

priority

it

is

expressed

to

have

in

the

Finance
Documents and is not subject to any prior ranking or pari passu ranking Security.

(d)
No concurrence,

consent or

authorisation of

any person

is required for

the creation

of or

otherwise
in connection with any Transaction Security.
19.6 Non-conflict with other obligations
The entry into and performance by it of,

and the transactions contemplated by,

each Transaction
Document to which it is a party do not and will not conflict with:
(a) any law or regulation applicable to it;
(b) the constitutional documents of any member of the Group; or
(c)
any agreement or

instrument binding upon it or

any member of the Group

or any of its

assets or
any

member

of

the

Group's

assets

or

constitute

a

default

or

termination

event

(however
described) under any such agreement or instrument.
19.7 Power and authority
(a)
It has the

power to enter into, perform

and deliver, and has taken all necessary

action to authorise
its entry into,

performance and delivery of,

each Transaction

Document to which it is

or will be a
party and the transactions contemplated by those Transaction Documents.
(b)
No limit on its powers will be exceeded as a result of the borrowing, granting of security or giving
of guarantees or indemnities contemplated by the Transaction Documents to which it is a party.
19.8 Validity and admissibility in evidence
All Authorisations required or desirable:
(a)
to

enable

it

lawfully

to

enter

into,

exercise

its

rights

and

comply

with

its

obligations

in

the
Transaction Documents to which it is a party; and
(b)
to make

the Transaction

Documents to

which it

is a

party admissible

in evidence

in its

Relevant
Jurisdictions,
have been obtained or effected and are in full force and effect.
19.9 Governing law and enforcement
(a)
The choice of

governing law of each

Transaction Document to which it is

a party will

be recognised
and enforced in its Relevant Jurisdictions.
(b)
Any

judgment

obtained

in

relation

to

a

Transaction

Document

to

which

it

is

a

party

in

the
jurisdiction of the governing law of that Transaction Document will be recognised and enforced in
its Relevant Jurisdictions.
19.10 Insolvency
No:

(a)
corporate action, legal proceeding or other

procedure or step described in

paragraph (a) of Clause
27.8 ( Insolvency proceedings ); or
(b)
creditors'

process described in Clause 27.9 (
Creditors' process ),
has been taken or,

to its knowledge, threatened

in relation to a member

of the Group; and none
of the circumstances described in Clause 27.7 ( Insolvency ) applies to a member of the Group.
19.11 No filing or stamp taxes
Under the

laws of

its Relevant Jurisdictions

it is

not necessary

that the

Finance Documents

to which
it is a party be registered,

filed, recorded, notarised or enrolled

with any court or other

authority
in that jurisdiction or that

any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to the Finance

Documents to which

it is a

party or the

transactions contemplated by those
Finance Documents.
19.12 Deduction of Tax
It is

not required

to make

any Tax

Deduction from

any payment

it may

make under

any Finance
Document to which it is a party.
19.13 No default
(a)
No Event of Default and, on the date of this Agreement

and on each Utilisation Date, no Default is
continuing or

might reasonably

be expected

to result

from

the making

of any

Utilisation or

the
entry into, the performance of, or any transaction

contemplated by, any

Transaction Document.
(b)
No other event or circumstance is outstanding which constitutes a default or a termination event
(however described) under any other agreement or instrument which is binding on it or any of its
Subsidiaries or to which its (or any of its Subsidiaries') assets are subject.
19.14 No misleading information
(a) All factual information provided by any member of the Group for the purposes of this Agreement was true

and accurate

in all material

respects as at

the date

it was

provided or

as at the

date (if
any) at which it is stated.
(b)
The financial

projections contained

in any

such information

have been

prepared on

the basis

of
recent historical information and on the basis of reasonable assumptions.
(c)
Nothing has

occurred or

been omitted

from any

such information

and no

information has

been
given or withheld that results

in any such information

being untrue or misleading in any

material
respect.
19.15 Financial Statements
(a) The Original Financial Statements were prepared in accordance with GAAP consistently applied.

(b)
The

Original Financial

Statements

give

a true

and

fair

view

of

(if audited)

or

fairly

represent

(if
unaudited) the

Group's consolidated financial

condition as

at the

end of

the relevant Financial

Year
and the Group's consolidated results of operations during the relevant Financial Year.
(c)
There

has

been

no

material

adverse

change

in

the

assets,

business

or

consolidated

financial
condition of the Group since the date of the annual Original Financial Statements.
(d)
The

Parent

Guarantor's

most

recent

financial

statements

delivered

pursuant

to

Clause

20.2
( Financial statements ):
(i)
have

been

prepared

in

accordance

with

Clause

20.4

(
Requirements

as

to

financial
statements ); and
(ii)
give a

true and

fair view

of (if

audited) or

fairly represent

(if unaudited)

its consolidated
financial condition as at

the end of the

relevant Financial Year

and operations during the
relevant Financial Yea r.
(e)
Since the date

of the most

recent financial statements delivered

pursuant to Clause

20.2 (
Financial
statements
) there has been

no material adverse

change in the business

or consolidated financial
condition of the Group.
19.16 Pari passu ranking
Its payment obligations under

the Finance Documents

to which it is

a party rank at

least
pari passu
with

the

claims

of

all

its

other

unsecured

and

unsubordinated

creditors,

except

for

obligations
mandatorily preferred by law applying to companies generally.
19.17 No proceedings pending or threatened
(a) No litigation, arbitration or administrative proceedings or investigations (including proceedings or investigations

relating to any

alleged or actual

breach of the

ISM Code or of

the ISPS Code) of

or
before

any

court,

arbitral

body

or

agency

which,

if

adversely

determined,

might

reasonably

be
expected to

have a Material

Adverse Effect

have (to the

best of its

knowledge and belief (having
made

due and

careful

enquiry)) been

started

or

threatened

against

it or

any

other Transaction
Obligor or any member of the Group.
(b)
No judgment or order of a court, arbitral tribunal or

other tribunal or any order or sanction of any
governmental or

other regulatory

body which

might reasonably

be expected

to have

a Material
Adverse Effect has (to the best of its

knowledge and belief (having

made due and careful enquiry))
been made against it or any other Transaction Obligor or any member of the Group.
19.18 Validity and completeness of Deed of Release
(a)
Each Deed of Release

constitutes legal, valid,

binding and enforceable obligations

of the relevant
Existing Agent.
(b) The copy of each Deed of Release delivered to the Lender is a true and complete copy.

(c) No amendments or additions to any Deed of Release have been agreed nor have any rights under any Deed of Release been waived.
19.19 Valuations
(a)
All information supplied

by it or

on its

behalf to an

Approved Valuer for the

purposes of

a valuation
delivered to the Lender in accordance with this Agreement

was true and accurate as at the date it
was supplied or (if appropriate) as at the date (if any) at which it is stated to be given.
(b)
It

has

not

omitted

to

supply

any

information

to

an

Approved

Valuer

which,

if

disclosed, would
adversely affect any valuation prepared by such Approved Valuer.
(c) There has been no change to the factual information provided pursuant to paragraph (a) above in relation to

any valuation

between the

date such

information was

provided and

the date

of that
valuation

which,

in

either

case,

renders

that

information

untrue

or

misleading

in

any

material
respect.
19.20 No breach of laws
It has not (and no other member of

the Group has) breached any

law or regulation which breach
has or is reasonably likely to have a Material Adverse Effect.
19.21 No Charter
No Ship is subject to any Charter other than a Permitted Charter.
19.22 Compliance with Environmental Laws
All Environmental

Laws relating

to the

ownership, operation

and management

of each

Ship and
the business of

each member of

the Group

(as now conducted

and as

reasonably anticipated

to
be conducted

in the

future) and

the terms

of

all Environmental

Approvals

have

been complied
with.
19.23 No Environmental Claim
No Environmental

Claim has been

made or threatened

against any

member of the

Group or any
Ship.
19.24 No Environmental Incident
No

Environmental

Incident

has

occurred

and

no

person

has

claimed

that

an

Environmental
Incident has occurred.
19.25 ISM and ISPS Code compliance
All

requirements

of

the

ISM

Code

and

the

ISPS

Code

as

they

relate

to

each

Borrower,

each
Approved Technical

Manager and each Ship have been complied with.

19.26
Taxes

paid
(a)
It is not

and no other

member of the

Group is materially

overdue in

the filing of

any Tax

returns
and it

is not

(and no

other member

of the

Group is)

overdue

in the

payment of

any

amount in
respect of Tax.
(b) No claims or investigations are being, or are reasonably likely to be, made or conducted against it
(or any other member of the Group) with respect to Taxes.
19.27 Financial Indebtedness
No

Obligor

has

any

Financial

Indebtedness

outstanding

other

than

Permitted

Financial
Indebtedness.
19.28 Overseas companies
No

Transaction

Obligor

has

delivered

particulars,

whether

in

its

name

stated

in

the

Finance
Documents or any other

name, of any UK

Establishment to the Registrar of Companies

as required
under the Overseas Regulations

or,

if it has so registered,

it has provided to the

Lender sufficient
details to enable

an accurate search

against it to

be undertaken by

the Lender at the

Companies
Registry.
19.29 Good title to assets
It and each other member of the Group

has good, valid and marketable

title to, or valid leases or
licences of, and all appropriate Authorisations to use, the assets necessary to carry on its business
as presently conducted.
19.30 Ownership
(a)
Each Borrower

is the sole

legal and beneficial

owner of the

Ship owned by

it, its Earnings

and its
Insurances.
(b)
With effect

on and

from the

date of

its creation

or intended

creation, each

Transaction

Obligor
will

be

the

sole

legal

and

beneficial

owner

of

any

asset

that

is

the

subject

of

any

Transaction
Security created or intended to be created by such Transaction Obligor.
(c)
The constitutional documents of each Transaction

Obligor do not and could not restrict or

inhibit
any transfer of

the shares of the Borrowers on

creation or enforcement of the

security conferred
by the Security Documents.
(d) Diana Shipping is a wholly owned Subsidiary of the Parent Guarantor.
(e) DWM is 50 per cent. owned by the Parent Guarantor.
19.31 Centre of main interests and establishments
For the

purposes of

The Council

of the

European Union

Regulation No.

2015/848 on

Insolvency
Proceedings (recast)(the

"Regulation"), its centre

of main interest

(as that term

is used in

Article
3(1) of the

Regulation) is situated

at the address

for notices specified

in Schedule 1 (
The Parties )

and it has no "establishment"

(as that term is used in Article 2(10) of the Regulation) in any other jurisdiction.
19.32 Place of business
No Transaction Obligor has a

place of business

in any country other

than the Hellenic

Republic and
its

head office

functions are

carried out

at

the address

for

notices specified

in Schedule

1

(
The
Parties ).
19.33 No employee or pension arrangements
No Transaction Obligor has any employees or any liabilities under any pension scheme.
19.34 Sanctions
(a)
No Transaction Obligor nor any

other member of

the Group nor any

Affiliate of any member

of the
Group, nor

any of

their respective

directors, officers

or employees

nor,

to the

knowledge of any
Transaction Obligor,

any persons acting on any of their behalf:
(i)
is a Prohibited Person or is involved in

any transaction through which it is

likely to become
a Prohibited Person;
(ii) owns or controls a Prohibited Person;
(iii) is in breach of applicable Sanctions; or
(iv)
is involved in or has received notice of or is aware of any claim, action,

suit, proceeding or
investigation against it with respect to Sanctions by any Sanctions Authority.
(b)
None of the

Ships is a

vessel with which

any person

is prohibited or

restricted from

dealing with
under any Sanctions.
(c)
Each

Transaction

Obligor

has

instituted

and

maintains

policies

and

procedures

designed

to
promote

and

achieve

compliance

by

each

member

of

the

Group

and

each

other

Transaction
Obligor with applicable Sanctions.

(d)
No proceeds

of any

part of

the Loan

shall be

made available

directly or

indirectly,

to or

for

the
benefit of a Prohibited Person

that could result in the

Lender being in violation of Sanctions or in
a manner

that would

be contrary

to

Sanctions nor

shall they

be otherwise

directly or

indirectly
applied in a manner or for a purpose prohibited by applicable Sanctions.
(e)
No member of the Group, no Transaction Obligor and no Affiliate of any member of the Group or
Transaction

Obligor

is

the

subject

of

any

Sanctions

or

is

subject

to

any

restrictive

measures,
embargoes or prohibitions by a Sanctions Authority.
19.35 US Tax Obligor
No Transaction Obligor is a US Tax

Obligor.

19.36 No immunity
No

Borrower,

nor

any

of

its

assets,

is

entitled

to

immunity

on

the

grounds

of

sovereignty

or
otherwise

from

any

legal

action

or

proceeding

(which

shall

include,

without

limitation,

suit
attachment prior to judgement, execution or other enforcement).
19.37
No other business

(a)
No Borrower is

engaged

in any business other

than the ownership

and operation of

the relevant
Ship or other shipping activities in connection therewith.
(b)
The

Parent

Guarantor

is

not

engaged

in

any

business

other

than

holding

the

shares

of

single
purpose shipowning Subsidiaries

and assisting its Subsidiaries

with acquiring and financing

vessels
and with their arrangements in respect of the operation of such vessels.
19.38 Material adverse change
No event or

circumstance has occurred

which has

or is

reasonably likely to

have a

Material Adverse
Effect.
19.39 Anti-bribery, anti-corruption and anti-money laundering
No Transaction

Obligor nor

any of

its Subsidiaries,

directors or

officers,

beneficial owners

or,

to
the best knowledge

of such

Transaction Obligor, any affiliate, agent or employee

of it, has

engaged
in

any

activity

or

conduct

which

would

violate

any

Anti-Money

Laundering

Laws

and

each
Transaction

Obligor

has

instituted

and

maintains

policies

and

procedures

designed

to

prevent
violation of such Anti-Money Laundering Laws.

19.40 Repetition
The Repeating Representations are deemed to be made by each Obligor by reference to the facts
and circumstances

then existing

on the

date of

the Utilisation

Request and

the first

day of

each
Interest Period.
20 INFORMATION UNDERTAKINGS
20.1 General
The

undertakings

in

this

Clause

20

(
Information

Undertakings
)

remain

in

force

throughout

the
Security Period unless the Lender otherwise permits.
20.2 Financial statements
The Obligors shall supply to the Lender:
(a)
as soon

as they

become available,

but in

any event

within 150

days

after the

end of

each of

its
Financial Years

,

the audited

consolidated

financial statements

of

the Parent

Guarantor

for

that
Financial Year (including balance sheet and profit and loss statement);

and

(b)
as

soon

as

the

same

become

available,

but

in

any

event

within

90

days

after

the

end

of

each
quarter

of

each

of

its

Financial

Years,

the

unaudited

consolidated

financial

statements

of

the
Parent Guarantor for that

financial quarter,

in the form they were published in the relevant press
release.
20.3 Compliance Certificate
(a)
The Parent Guarantor shall supply to

the Lender, no later than 150 days after

31 December and 90
days

after

30

June

of

each

year

in

each

Financial

Year,

together

with

the

relevant

financial
statements

delivered

pursuant

to

paragraph

(a)

and

paragraph (b)

of

Clause

20.2

(
Financial
statements ), a Compliance Certificate.
(b) Each Compliance Certificate shall be signed by the chief financial officer of the Parent Guarantor.
(c)
For the avoidance

of doubt, each Compliance

Certificate shall not

be accompanied by valuations
of

the

Fleet

Vessels

(other

than

the

Ships)

unless

the

Lender

in

its

sole

discretion

doubts

the
accuracy of the vessel values serving as basis

for the calculation of the Market Value Adjusted Net
Worth (as defined in

Clause 21 (
Financial covenants
)), in which

case the Lender

shall have the right
to request

the Borrowers

to obtain

one valuation

(at the

Borrowers'

cost) for

each Fleet

Vessel
from an Approved

Valuer, appointed by the Lender, such valuations

to be addressed

to the Lender.
20.4 Requirements as to financial statements
(a)
Each

set

of

financial

statements

delivered

by

the

Parent

Guarantor

pursuant

to

Clause

20.2
( Financial statements ) shall be certified by the chief financial officer of the Parent Guarantor.
(b) The Obligors shall procure that each set of financial statements delivered pursuant to Clause 20.2
( Financial statements
) is

prepared using

GAAP accounting

practices and

financial reference periods
consistent with those applied in the preparation of the Original Financial Statements.
20.5 DAC6
(a)
In this

Clause 20.5

(
DAC6 ), " DAC6
" means

the Council

Directive

of 25

May

2018 (2018/822/EU)
amending Directive 2011/16/EU or any replacement legislation applicable in the

United Kingdom.
(b) The Parent Guarantor shall supply to the Lender:
(i)
promptly upon

the making

of such

analysis or

the obtaining

of such

advice, any

analysis
made

or

advice obtained

on

whether any

transaction

contemplated

by the

Transaction
Documents or

any

transaction carried

out (or

to

be carried

out) in

connection with

any
transaction contemplated by the Transaction Documents contains a hallmark as set out in
Annex IV of DAC6; and
(ii)
promptly upon the

making of such

reporting and

to the extent permitted

by applicable law
and regulation,

any reporting

made to

any governmental

or taxation

authority by

or on
behalf of

any

member of

the Group

or by

any

adviser to

such member

of the

Group

in
relation

to

DAC6

or

any

law

or

regulation

which

implements

DAC6

and

any

unique
identification number issued by

any governmental or taxation authority to

which any such
report has been made (if available).

20.6 Information: miscellaneous
Each

Obligor

shall,

and

shall

procure

that

each

other

Transaction

Obligor

shall,

supply

to

the
Lender:
(a)
all documents dispatched by it

to its shareholders (or any

class of them) or its creditors

generally
at the same time as they are dispatched;
(b)
the

filing

or

commencement

of

any

action,

suit,

investigation

or

proceeding

by

or

before

any
arbitrator

or

governmental

authority

against

or

affecting

any

Transaction

Obligor

including
pursuant to any applicable Sanctions;
(c)
other than in

relation to paragraph (b) above,

promptly upon becoming

aware of them, the

details
of any litigation, arbitration

or administrative proceedings or

investigations (including proceedings
or

investigations

relating

to

any

alleged or

actual

breach

of

the

ISM Code

or

of

the

ISPS

Code)
which are current,

threatened or pending

against any member

of the Group,

and which might, if
adversely determined, have a Material Adverse Effect;
(d)
promptly upon becoming aware of

them, the details of any judgment or order

of a court, arbitral
body or agency which is made

against any member of the Group and which

might have a Material
Adverse Effect;
(e) promptly, its constitutional documents where these have been amended or varied;
(f) promptly, such further information and/or documents regarding:
(i) each Ship, goods transported on each Ship, its Earnings and its Insurances;
(ii) the Security Assets;
(iii) compliance of the Transaction Obligors with the terms of the Finance Documents;
(iv)
the financial

condition, business

and operations

of any

member of

the Group

(including
any press releases),
as the Lender may reasonably request;

(g)
promptly,

such further

information and/or

documents as the

Lender may

reasonably request

so
as to

enable the

Lender to

comply with

any

laws

applicable to

it or

as may

be required

by

any
regulatory authority;

and
(h)

upon request of

the Lender, all of

the relevant data and

information relating to the

environmental,
social

and

governance

(i.e.

sustainability)

aspects

of

the

Parent

Guarantor's

business

model
necessary

to

build

the

Lender's

environmental,

social

and

governance

rating

of

the

Parent
Guarantor.
20.7 Notification of Default
(a)
Each Obligor shall,

and shall procure

that each other

Transaction

Obligor shall, notify

the Lender
of any Default (and the steps, if any,

being taken to remedy it) promptly upon becoming aware of

its

occurrence

(unless

that

Obligor

is

aware

that

a

notification

has

already

been

provided

by
another Obligor).
(b)
Promptly

upon a

request

by

the Lender,

each Borrower

shall supply

to

the Lender

a certificate
signed by two of

its directors or senior

officers on its behalf certifying

that no Default is continuing
(or if

a Default

is continuing, specifying

the Default

and the

steps, if

any,

being taken

to remedy
it).
20.8 " Know your customer "

checks
(a) If:
(i)
the introduction of

or any change

in (or in

the interpretation, administration or

application
of) any law or regulation made after the date of this Agreement;
(ii)
any change in

the status of

a Transaction Obligor (or

the Holding

Company of a

Transaction
Obligor) (including, without limitation, a change of

ownership of a Transaction

Obligor or
the Holding Company of a Transaction Obligor) after the date of this Agreement; or
(iii) a proposed assignment by the Lender of any of its rights under this Agreement, obliges the

Lender (or,

in the

case of

paragraph (iii)

above, any

prospective assignee)

to comply
with

"know

your

customer"

or

similar

identification

procedures

in

circumstances

where

the
necessary information is not already available to it, each Obligor shall promptly upon the request
of

the

Lender

supply,

or

procure

the

supply

of,

such

documentation

and

other

evidence

as

is
reasonably requested by the Lender (for

itself or,

in the case of the event described in

paragraph
(iii) above,

on behalf

of any

prospective

assignee) in

order

for

the Lender

or,

in the

case of

the
event described in paragraph

(iii) above, any

prospective assignee to carry

out and be satisfied

it
has complied with

all necessary "know

your customer"

or other similar

checks under the

Danish
Consolidating Act no. 1022 of 13
th

of August 2013 on Measures to Prevent Money Laundering and
Financing of

Terrorism

(as amended

and supplemented)

and all

applicable laws

and regulations
pursuant to the transactions contemplated in the Finance Documents.
(b) Each Obligor shall promptly upon the request of the Lender supply copies of the signing authority of any

person executing

a document on

behalf of the

Customers (as

defined in paragraph

6.7 of
Part

A

of

Schedule

2

(
Conditions

Precedent
))

in

such

form

as

specified

by

the

Lender

(acting
reasonably and having

regard to

the forms of authorities

that were provided

by that Transaction
Obligor pursuant to the relevant provisions of Clause 4 ( Conditions of Utilisation )).
(c)
The

Borrowers

shall

promptly

upon

the

request

of

the

Lender

supply

a

statement

from

the
Customers (as defined in paragraph 6.7 of Part A

of Schedule 2 (
Conditions Precedent )) confirming
that the

documents, data

or information

previously provided

to the

Lender under paragraph

(b)
above

and

paragraph

6.7

of

Part

A

of

Schedule

2

(
Conditions

Precedent
)

is

up-to-date,

or,
alternatively, any

relevant updated documents, data or information.
(d)
The Borrowers

shall supply or procure

to supply,

upon the request of

the Lender,

all information
necessary in order for the

Lender to carry out all relevant

sanctions screenings and be satisfied it
has

complied

with

all

applicable

sanctions

regulations

including

the

Lender's

internal

Sanction
Compliance

Procedure

and

such

other

documentation

and

information

as

the

Lender

deems

necessary and/or

advisable in

order to

comply with

any law

and/or regulation

regarding

money
laundering

and/or

the

financing

of

terrorist

activities

(including,

without

limitation,

such
documentation

and

information

as

the

Lender

deems

necessary

and/or

advisable

in

order

to
comply with customer due diligence

measures for purposes of AML/CTF

checks as required by the
Danish

Consolidating

Act

no.

1782

of

November

27,

2020

on

Measures

to

Prevent

Money
Laundering and

Financing of

Terrorism

(as amended

and

supplemented)

and

with the

Lender's
internal AML/CTF policies).
21 FINANCIAL COVENANTS
21.1 Financial covenants
(a) The Parent Guarantor shall ensure that at all times:
(i)
the

aggregate

of

all

Cash

and

Cash

Equivalents

held

by

the

Parent

Guarantor

on

a
consolidated basis shall at all times be no less than $500,000 per Fleet Vessel; and
(ii)
the Market Value Adjusted Net

Worth of the Group shall be no less than the higher of (A)
$150,000,000 and (B) 25 per cent. of the Market Value Adjusted Total

Assets.

(b) The Parent Guarantor shall:
(i)
comply

with

the

financial

covenants

as

set

out

in

paragraph

(a)

above

at

all

times
throughout the Security Period

,

such financial covenants

to be calculated

on the basis of
the

consolidated

financial

statements

of

the

Parent

Guarantor

delivered

pursuant

to
paragraph (a) and paragraph (b) of Clause 20.2 ( Financial statements ); and
(ii)
provide

to

the

Lender

a

Compliance

Certificate

and

any

other

required

information

in
accordance with Clause 20.3 ( Compliance Certificate
).

21.2 Definitions
In this Clause 21 ( Financial covenants ):
" Applicable Accounts
" means, as at

the date of calculation or, as the case may

be, in respect of

an
accounting period, the annual audited consolidated financial statements of the Parent

Guarantor
or the quarterly

unaudited consolidated financial

statements for the second

quarter (including

the
balance for

the first six-month

period of

the relevant Financial

Year), in each

case, which

the Parent
Guarantor

is obliged

to deliver

to the

Lender pursuant

to Clause

20.2 (
Financial statements ) (in
accordance with the provisions of Clause 20.4 ( Requirements as to financial statements ));
" Cash and Cash Equivalents " means, at any time, the aggregate of:
(a)
the

amount

of

freely

available

and

unencumbered

credit

balances

on

any

deposit

or
current account;
(b)
the market

value

of

transferable

certificates

of

deposit in

a

freely

convertible

currency
acceptable to the Lender issued by a prime international bank; and

(c)
the market value of equity securities (if and to the extent that the Lender is satisfied that
such

equity

securities

are

readily

saleable

for

cash

and

that

there

is

a

ready

market
therefor) and investment grade debt securities which

are publicly traded on a

major stock
exchange

or

investment

market

(valued

at

market

value

as

at

any

applicable

date

of
determination);

in

each

case

owned

free

of

any

Security (other

than a

Security

in

favour

of

the

Lender)

by

the
Parent Guarantor and any of its Subsidiaries where:
(i)
the market

value of

any asset

specified in

paragraph (b)

and (c)

shall be

the bid
price quoted for it on the relevant

calculation date by the Lender; and
(ii)
the amount

or value

of any

asset denominated

in a

currency other

than dollars
shall be

converted

into

dollars using

the Lender's

spot rate

for

the purchase

of
Dollars with that currency on the relevant calculation date;
" Market Value Adjusted Net Worth
" means Market Value Adjusted Total

Assets less Total Debt;
" Market Value Adjusted Total Assets
" means, at any time,

the Total Assets adjusted to reflect the
difference between the book

values of all

Fleet Vessels and the

aggregate Market Value of all

Fleet
Vessels;
"
Total

Assets
"

means,

at

any

date

of

calculation,

the

amount

of

the

total

assets

of

the

Group
determined on a consolidated basis

as shown in

the most recent Applicable Accounts

delivered by
the Parent Guarantor pursuant to Clause 20.2 ( Financial statements ); and
"
Total

Debt
" means, at any date of

calculation or,

as the case may be, for

any accounting period,
the total liabilities of the

Group on a consolidated basis

as at that date or for that

period as shown
in the most

recent Applicable Accounts delivered

by the Parent Guarantor pursuant

to Clause 20.2
( Financial statements ).
22 GENERAL UNDERTAKINGS
22.1 General
The undertakings in

this Clause 22

(
General Undertakings
) remain in

force throughout the Security
Period except as the Lender may otherwise permit.
22.2 Authorisations
Each Obligor shall, and shall procure that each other Transaction Obligor will, promptly:
(a)
obtain, comply with and do all that is necessary to maintain in full force and effect;

(b) supply certified copies to the Lender of,
any Authorisation

required under any

law or

regulation of

a Relevant

Jurisdiction or the

state of
the Approved Flag at any time of each Ship to enable it to:
(i) perform its obligations under the Transaction Documents to which it is a party;

(ii)
ensure

the

legality,

validity,

enforceability

or

admissibility

in

evidence

in

any

Relevant
Jurisdiction or in

the state of

the Approved Flag

at any time

of each Ship

of any Transaction
Document to which it is a party;

(iii)
own and operate each Ship (in the case of the Borrowers);

and

(c)
without

prejudice

to

the

generality

of

the

above,

ensure

that

if,

but

for

the

obtaining

of

an
Authorisation, an

Obligor would

be in

breach of

any

of

the provisions

of

this Agreement

which
relate to Sanctions or, by reason of Sanctions, would be prohibited from performing any provision of this Agreement, such an Authorisation is obtained so as to avoid such breach or to enable such performance.
22.3 Compliance with laws
Each Obligor shall,

and shall

procure that each

other Transaction Obligor

will, comply

in all

respects
with all laws and

regulations to which it

may be subject, if failure

so to comply has

or is reasonably
likely to have

a Material Adverse Effect

and shall ensure that no Transaction

Obligor shall engage
or conspire to

engage in any

activity or conduct which would

violate any Anti-Money

Laundering
Laws.
22.4 Environmental compliance
Each

Obligor

shall,

and

shall

procure

that

each

other

Transaction

Obligor

will,

and

the

Parent
Guarantor shall ensure that each other member of the Group will:
(a) comply with all Environmental Laws;
(b) obtain, maintain and ensure compliance with all requisite Environmental Approvals;
(c)
implement

procedures

to

monitor

compliance

with

and

to

prevent

liability

under

any
Environmental Law.
22.5 Environmental Claims
Each Obligor shall, and shall procure that each other Transaction Obligor will, (through the Parent
Guarantor) promptly upon becoming aware of the same, inform the Lender in writing of:
(a)
any

Environmental

Claim

against

any

member

of

the

Group

which

is

current,

pending

or
threatened; and
(b)
any facts or circumstances which are

reasonably likely to result in any

Environmental Claim being
commenced or threatened against any member of the Group,
where the

claim, if

determined against

that member of

the Group,

has or

is reasonably

likely to
have a Material Adverse Effect.
22.6 Taxation
(a)
Each

Obligor

shall,

and

shall

procure

that

each

other

Transaction

Obligor

will,

and

the

Parent
Guarantor

shall

ensure

that

each

other

member

of

the

Group

will

pay

and

discharge

all

Taxes

imposed upon

it or its

assets within

the time period

allowed without

incurring penalties

unless and
only to the extent that:
(i) such payment is being contested in good faith;
(ii) adequate reserves are maintained for those Taxes and the costs required to contest them
and

both

have

been disclosed

in

its

latest

financial statements

delivered

to

the Lender
under Clause 20.2 ( Financial statements ); and
(iii) such payment can be lawfully withheld.
(b)
No member

of the

Group shall

and the

Obligors shall

procure that

no other

Transaction

Obligor
will, change its residence for Tax purposes.
22.7 Overseas companies
Each Obligor shall, and shall

procure that each other Transaction Obligor will, promptly

inform the
Lender if it delivers to

the Registrar particulars required under the

Overseas Regulations of any UK
Establishment

and

it

shall

comply

with

any

directions

given

to

it

by

the

Lender

regarding

the
recording of

any Transaction

Security on

the register

which it

is required

to maintain

under The
Overseas Companies (Execution of Documents and Registration of Charges) Regulations 2009.
22.8 No change to centre of main interests
No

Obligor

shall

change

the

location

of

its

centre

of

main

interest

(as

that

term

is

used

in
Article 3(1) of

the Regulation)

from

that stated

in relation

to

it in

Clause 19.31

(
Centre

of main
interests and establishments ) and it will create no " establishment " (as that term is used in Article
2(10) of the Regulation) in any other jurisdiction.
22.9 Pari passu ranking
Each

Obligor shall,

and shall

procure

that each

other Transaction

Obligor will,

ensure that

at all
times

any

unsecured

and

unsubordinated

claims

of

the

Lender

against

it

under

the

Finance
Documents rank at least pari passu

with the claims of all its other unsecured and unsubordinated creditors

except

those

creditors

whose

claims

are

mandatorily

preferred

by

laws

of

general
application to companies.
22.10 Title
(a)
Each Borrower shall hold

the legal title

to, and own the

entire beneficial interest in

the Ship owned
by it, its Earnings and its Insurances.
(b)
With effect on and from its creation or

intended creation, each Obligor shall hold

the legal title to,
and own the entire

beneficial interest in

any other assets the

subject of any Transaction

Security
created or intended to be created by such Obligor.
22.11 Negative pledge
(a) No Borrower will create or permit to subsist any Security over any of its assets.

(b) No Borrower shall:
(i)
sell, transfer

or otherwise dispose of

any of its

assets on terms

whereby they are

or may
be leased to or re-acquired by a Transaction Obligor or any other member of the Group;
(ii) sell, transfer or otherwise dispose of any of its receivables on recourse terms;
(iii)
enter into any arrangement under which money or the benefit of a bank or other account
may be applied, set-off or made subject to a combination of accounts; or
(iv)
enter into any other preferential arrangement

having a similar effect,
in circumstances

where the arrangement

or transaction is

entered into

primarily as a

method of
raising Financial Indebtedness or of financing the acquisition of an asset.
(c) Paragraphs (a) and (b) above do not apply to any Permitted Security.
22.12 Disposals
(a)
No Borrower

shall enter

into a

single transaction

or a

series of

transactions (whether

related or
not) and whether voluntary

or involuntary to sell, lease,

transfer or otherwise dispose

of any asset
(including without limitation any Ship, its Earnings or its Insurances).
(b) The Parent Guarantor shall not enter into a single transaction or a series of transactions (whether related or

not) and whether voluntary

or involuntary to

sell, lease, transfer

or otherwise dispose
all or substantially all of its assets.
(c)
Paragraph

(a)

above

does

not

apply

to

any

Charter

as

all

Charters

are

subject

to

Clause 24.17
( Restrictions on chartering, appointment of managers etc. ).
22.13 Merger
(a)
No

Borrower

will

enter

into

any

amalgamation,

demerger,

merger,

consolidation

or

corporate
reconstruction.
(b)
The Parent

Guarantor will not

enter into

any amalgamation, demerger,

merger,

consolidation or
corporate

reconstruction,

unless

after

such

amalgamation,

demerger,

merger,

consolidation

or
corporate

reconstruction

(i) the

Parent

Guarantor

remains the

surviving entity,

(ii) the

financial
covenants

set out

in Clause

21 (
Financial Covenants
) are

complied with

and (iii)

no

Default

has
occurred which is continuing at the relevant time.

22.14 Change of business
(a)
The Parent Guarantor shall:

(i)
procure that

no substantial

change is

made to

the general

nature of

the business

of the
Parent Guarantor or the Group from that carried on at the date of this Agreement; and
(ii)
maintain

its

listing

on

the

New

York

Stock

Exchange

or

any

other

stock

exchange
acceptable to the Lender.

(b) No Borrower shall engage in any business other than the ownership and operation of its Ship.
(c)
No

Borrower

shall

sell

all

or

a

substantial

part

of

its

business

(to

the

effect

that

turnover

and
income will be moved outside the direct ownership of that Borrower).

22.15 Financial Indebtedness
(a)
No Obligor

shall or

permit to

be outstanding

any Financial

Indebtedness except Permitted

Financial
Indebtedness.
(b)
Each Obligor

shall procure

that each

shareholder loan and

each intercompany

loan shall be

fully
subordinated

to

any

and

all

obligations

of

the

Obligors

and

the

rights

of

the

Lender

under

the
Finance Documents in accordance with the terms of the relevant Subordination Agreement.
22.16 Expenditure
No

Borrower

shall

incur

any

expenditure

or

liabilities,

except

for

expenditure

and

liabilities
reasonably

incurred

in

the

ordinary

course

of

owning,

operating,

maintaining

and

repairing

its
Ship.
22.17 Share capital
No Borrower shall:
(a) purchase, cancel or redeem any of its issued shares;
(b)
increase or reduce the number of shares it is authorised to issue;

(c)
issue any further shares except

to the Parent

Guarantor and provided such

new shares are made
subject to the

terms of

the Shares Security

applicable to

that Borrower immediately

upon the

issue
of such new

shares in a

manner satisfactory

to the Lender

and the terms

of that Shares

Security
are complied with;
(d)
appoint

any

further director,

officer or

secretary

of that

Borrower

(unless the

provisions

of the
Shares Security applicable to that Borrower are complied with).
22.18 Dividends
An Obligor may:
(a)
declare,

make

or

pay

any

dividend, charge,

fee

or other

distribution (or

interest

on

any

unpaid
dividend, charge, fee or

other distribution) (whether

in cash or in

kind) on or

in respect of its

share
capital (or any class of its share capital) (each a " Distrubtion ");
(b) repay or distribute any dividend or share premium reserve;
(c)
pay any management, advisory or other fee to or to the order of any of its shareholders; or

(d)
redeem, repurchase, defease, retire or repay any of its share capital or resolve to do so,

provided that :
(i)
no Event of Default has occurred or would occur as a result of such Distribution;

(ii)
the minimum Security

Cover Ratio required under

Clause 25.1 (
Minimum required

security
cover ) is complied with; and
(iii)

the

Parent

Guarantor

is

in

compliance

with

the

provisions

in

clause

21

(
Financial
covenants ).
22.19 Other transactions
(a) No Borrower shall:
(i)
be

the

creditor

in

respect

of

any

loan

or

any

form

of

credit

to

any

person

other

than
another Transaction

Obligor and where such loan

or form of credit

is Permitted Financial
Indebtedness;
(ii)
give or

allow to

be outstanding

any guarantee

or indemnity

to or

for

the benefit

of any
person in respect of any obligation of any other person or enter into any document under which that

Transaction

Obligor assumes

any liability

of any

other person

other than

any
guarantee or indemnity given under the Finance Documents;

(iii) enter into any material agreement other than:
(A) the Transaction Documents; and
(B)
any other agreement expressly allowed under any other term of this Agreement;

(iv)
acquire any

shares or other

securities other than

US or UK

Treasury

bills and certificates
of deposit issued by major North American or European banks;
(v) amend or terminate any material agreement to which it is a party; or
(vi) amend its constitutional documents.
(b)
No Obligor shall enter

into any transaction

on terms which are,

in any respect, less

favourable to
that Transaction Obligor than those which it could obtain in a bargain made at arms' length.
(c)
No Borrower shall acquire

any Subsidiaries or make or

participate in any investment or in

any joint
venture.
22.20 Unlawfulness, invalidity and ranking; Security imperilled
No Obligor

shall, and

the Obligors

shall procure

that no

other Transaction

Obligor will,

(and the
Parent Guarantor shall procure that no other member of the

Group will) do (or fail to do)

or cause
or permit another person to do (or omit to do) anything which is likely to:
(a)
make it unlawful

or contrary to

Sanctions for

a Transaction Obligor

to perform any

of its

obligations
under the Transaction Documents;

(b)
cause

any

obligation

of

a Transaction

Obligor

under the

Transaction

Documents to

cease to

be
legal, valid, binding or enforceable;
(c) cause any Transaction Document to cease to be in full force and effect;
(d)
cause any Transaction Security to rank after,

or lose its priority to, any other Security; and
(e) imperil or jeopardise the Transaction Security.
22.21 Sanctions undertakings
(a)
No

Transaction

Obligor,

nor

any

of

their

respective

directors,

officers

or

employees

or,

to

the
knowledge

of

any

Transaction

Obligor,

any

Affiliate

of

any

Transaction

Obligor,

will

(and

the
Obligors shall procure that no other member of the Group will):

(i)
directly or indirectly,

make any proceeds of the Loans available

to, or for the benefit of,

a
Prohibited

Person

or

permit

or

authorise

any

such

proceeds

to

be

applied

directly

or
indirectly in a

manner that could

result in the

Lender being

in violation of

Sanctions or that
would be contrary to Sanctions or otherwise for a purpose prohibited by Sanctions;
(ii)
engage

in

any

activities,

business

or

transactions

that

could

result

in

it

or

any

other
member of the Group or the Lender being designated as a Prohibited Person; and/or
(iii)
directly or indirectly

fund all or

part of any

payment or repayment

under the Facility

out
of

proceeds

derived

from

transactions

which

would

be

prohibited

by

Sanctions

or

by
sanctions

policies

of

the

Lender

or

which

would

otherwise

cause

the

Lender

or

other
national under the jurisdiction of a Sanctions Authority to be in breach of Sanctions.
(b)
Each

Transaction

Obligor

shall

(and

the

Obligors

shall

procure

that

each

other

member

of

the
Group will) comply in all respects with applicable Sanctions.
(c)
The Transaction Obligors shall

institute and maintain

policies and

procedures designed to

promote
and achieve compliance by each member of the Group with applicable Sanctions.
22.22 Further assurance
(a)
Each

Obligor

shall,

and

shall

procure

that

each

other

Transaction

Obligor

will,

(and

the

Parent
Guarantor shall

procure that

each member of

the Group

will) promptly,

and in any

event within
the

time

period

specified

by

the

Lender

do

all

such

acts

(including

procuring

or

arranging

any
registration,

notarisation

or

authentication

or

the

giving

of

any

notice)

or

execute

or

procure
execution

of all

such documents

(including assignments,

transfers,

mortgages,

charges,

notices,
instructions, acknowledgments, proxies and

powers of attorney),

as the Lender may

specify (and
in such form as the Lender may require in favour of the Lender or its nominee(s)):
(i)
to create, perfect, vest in favour of

the Lender or

protect the priority

of the Security

or any
right

of

any

kind

created

or

intended

to

be created

under or

evidenced by

the Finance
Documents (which may include the execution of a mortgage, charge, assignment or other
Security over all

or any of

the assets which

are, or are

intended to

be, the subject of

the

Transaction Security) or for the exercise of any rights, powers and remedies of the Lender or any Receiver or Delegate provided by or pursuant to the Finance Documents or by law;
(ii)
to confer on the Lender Security over any property and assets of that Transaction

Obligor
located in

any jurisdiction

equivalent or

similar to

the Security

intended to

be conferred
by or pursuant to the Finance Documents;
(iii)
to facilitate

or expedite the

realisation and/or sale of,

the transfer of

title to or the

grant
of,

any

interest

in

or

right

relating

to

the

assets

which

are,

or

are

intended

to

be,

the
subject

of

the

Transaction

Security

or

to

exercise

any

power

specified

in

any

Finance
Document in respect of which the Security has become enforceable; and/or
(iv)
to

enable

or

assist

the

Lender

to

enter

into

any

transaction

to

commence,

defend

or
conduct

any

proceedings

and/or

to

take

any

other

action

relating

to

any

item

of

the
Security Property.
(b)
Each

Obligor

shall,

and

shall

procure

that

each

other

Transaction

Obligor

will,

(and

the

Parent
Guarantor shall procure that each member of the Group will) take all such action as is available to
it

(including

making

all

filings

and

registrations)

as

may

be

necessary

for

the

purpose

of

the
creation,

perfection,

protection

or

maintenance

of

any

Security

conferred

or

intended

to

be
conferred on the Lender by or pursuant to the Finance Documents.
(c) At the same time as an Obligor delivers to the Lender any document executed by itself or another
Transaction

Obligor pursuant

to this

Clause 22.22

(
Further assurance
), that

Obligor shall

deliver,
or shall procure that such other Transaction Obligor will deliver,

to the Lender a certificate signed
by two of that Obligor's or Transaction Obligor's directors or officers which shall:
(i)
set

out

the

text

of

a

resolution

of

that

Obligor's

or

Transaction

Obligor's

directors
specifically authorising the execution of the document specified by the Lender; and
(ii)
state

that

either

the

resolution

was

duly

passed

at

a

meeting

of

the

directors

validly
convened

and

held,

throughout

which

a

quorum

of

directors

entitled

to

vote

on

the
resolution

was

present,

or

that

the

resolution

has

been

signed

by

all

the

directors

or
officers and is valid under that Obligor's or

Transaction Obligor's articles of association or
other constitutional documents.
22.23 Anti-corruption law
(a)
No Borrower shall directly or indirectly use

the proceeds of the Loan for

any purpose which would
breach

the

Bribery

Act 2010,

the

United

States

Foreign

Corrupt

Practices

Act of

1977

or

other
similar legislation in other jurisdictions.
(b)
Each

Obligor shall,

and shall

procure that

each Transaction

Obligor and

each of

their respective
Subsidiaries, directors or officers, beneficial owners,

affiliates, agents or employees

shall:
(i)
conduct its

business and

operations at all

times in

compliance with

Anti-Money Laundering
Laws;

(ii)
in the case of

the Borrowers, not use the

transaction proceeds for any purpose

that would
breach Anti-Money Laundering Laws; and
(iii)
maintain policies and procedures designed to promote and achieve compliance with Anti-
Money Laundering Laws.
22.24 Change in Financial Year
No Obligor shall change its Financial Year end date.
22.25
No change of domicile

No Obligor shall change its Original Jurisdiction or its place of domicile.
23 INSURANCE UNDERTAKINGS
23.1 General
The undertakings in this Clause 23 ( Insurance Undertakings
) remain in force from

the date of this
Agreement throughout the rest

of the Security

Period except as the Lender

may otherwise permit.
23.2 Maintenance of obligatory insurances
Each Borrower shall keep the Ship owned by it insured at its expense against:
(a) hull and machinery risks (excluding hull interest and excess risks);
(b)
freight

interest

and

hull

interest

and

any

other

usual

marine

risks

such

as

increased

value

and
excess risks;
(c)
war risks (including the London Blocking

and Trapping addendum or similar arrangement and acts
of terrorism and piracy);
(d)
protection and

indemnity risks

(including liability for

oil pollution

and excess

war risk

protection
and indemnity cover); and
(e)
any other

risks against

which the

relevant Borrower

is required

to insure

in light

of the

relevant
Ship's

trading

pattern

and

as

are

from

time

to

time

required

by

any

public

body,

the

relevant
Approved Classification Society or similar entity having authority over that Borrower,

that Ship or
the relevant Approved Managers and

on the basis

of usual insurances

that a prudent

owner would
take out in the ordinary course of business.
23.3
Terms of obligatory

insurances
Each Borrower shall effect such insurances:
(a) in dollars;
(b)
in the case of hull

and machinery risks (but excluding hull

interest and excess

risks) in an amount
on an agreed value basis equal to 80 per cent. of the Market Value of its Ship;

(c)
in the case of

hull and machinery risks, plus freight

interest and hull

interest and any

other usual
marine risks

such as

increased value

and excess

risks, in

an amount

on an

agreed value

basis at
least equal to the greater of:
(i)
120 per cent.

of the outstanding

amount under the

relevant Tranche

relating to

its Ship;
and
(ii) the Market Value of that Ship;
(d)
in

the

case

of

war

risks

(including

the

London

Blocking

and

Trapping

addendum

or

similar
arrangement and acts of

terrorism and piracy), in

an amount on an

agreed value basis of

at least
equal to the greater of:
(i)
120 per cent.

of the outstanding

amount under the

relevant Tranche

relating to

its Ship;
and
(ii) the Market Value of that Ship;
(e)
in the case

of oil pollution

liability risks,

for an aggregate

amount equal

to the highest

level of cover
from

time

to

time

available

under

basic

protection

and

indemnity

club

entry

and

in

the
international marine insurance market (minimum $1,000,000,000);
(f) in the case of protection and indemnity risks, in respect of the full tonnage of its Ship;
(g)
on approved terms (based

on Nordic Marine

Insurance Plan, Institute

Time Clauses Terms or other
recognised

marine

insurance

terms

and

in

respect

of

the

protection

and

indemnity

risks,

on
standard Club Rules); and
(h)
through Approved

Brokers

and with

approved

insurance companies

and/or underwriters

with a
minimum having

A- (S&P)

or A3

(Moody's) rating

or,

in the

case of

war risks

and protection

and
indemnity risks, in approved war risks and protection and indemnity risks associations.
23.4 Further protections for the Lender
In addition

to

the terms

set out

in Clause

23.3 (
Terms

of obligatory

insurances
), each

Borrower
shall procure that the obligatory insurances effected by it shall:
(a)
subject always to paragraph

(b), name

that Borrower as

the sole named

insured unless

the interest
of every

other named

insured or

co-insured is

included on the

policies (e.g. as

owner,

manager,
crew manager, holding company etc.) and the interest of such other named insured or co-insured is limited:
(i) in respect of any obligatory insurances for hull and machinery and war risks;
(A)
to any

provable out-of-pocket

expenses that it

has incurred and which

form part
of any recoverable claim on underwriters; and
(B)
to any

third party

liability claims

where cover

for

such claims

is provided

by the
policy (and then only in respect of discharge of any claims made against it); and

(ii)
in

respect

of

any

obligatory

insurances

for

protection

and

indemnity

risks,

to

any
recoveries it is entitled to make by way of reimbursement following discharge of any third
party liability claims made specifically against it;
and every

other named

insured has

undertaken in

writing to

the Lender

(in such

form as

it requires)
that any deductible shall be apportioned between that

Borrower and every other named insured
in

proportion

to

the

gross

claims

made

or

paid

by

each

of

them

and

that

it

shall

do

all

things
necessary and provide all documents,

evidence and information to enable the

Lender to collect or
recover any moneys which at any time become payable in respect of the obligatory insurances;
(b)
whenever the

Lender requires,

name (or be

amended to

name) the Lender

as additional

named
insured for its rights and interests, warranted no

operational interest and with full waiver of

rights
of subrogation against the Lender, but without the Lender being liable to pay (but having the

right
to pay) premiums, calls or other assessments in respect of such insurance;
(c) name the Lender as loss payee with such directions for payment as the Lender may specify;
(d)
provide that

all payments

by or

on behalf of

the insurers

under the obligatory

insurances to

the
Lender shall

be made

without set

off,

counterclaim

or deductions

or condition

whatsoever

and
include waiver of lien for any fleet premiums;
(e)
provide that

the obligatory

insurances shall

be primary without

right of

contribution from

other
insurances which may be carried by the Lender; and
(f) provide that the Lender may make proof of loss if that Borrower fails to do so.
23.5 Renewal of obligatory insurances
Each Borrower shall:
(a)
at least 21 days before the expiry of any obligatory insurance effected by it:
(i)
notify

the

Lender

of

the

Approved

Brokers

(or

other

insurers)

and

any

protection

and
indemnity

or

war

risks

association

through

or

with

which

it

proposes

to

renew

that
obligatory insurance and of the proposed terms of renewal; and
(ii)
obtain the Lender's approval to the matters referred

to in sub-paragraph (i) above;
(b)
at least 14 days

before the expiry of

any obligatory insurance,

renew that obligatory insurance

in
accordance with the Lender's approval pursuant to paragraph (a) above; and
(c)
procure that

the Approved Brokers

and/or the approved

war risks and

protection and indemnity
associations

with

which

such

a

renewal

is

effected

shall

promptly

after

the

renewal

notify the
Lender in writing of the terms and conditions of the renewal.
23.6 Copies of policies; letters of undertaking
Each Borrower shall ensure that the Approved Brokers provide the Lender with:

(a) pro forma

copies of

all policies

relating to

the obligatory

insurances which

they are

to effect

or
renew; and
(b)
a letter

or letters

of undertaking in

a form required

by the Lender and

including undertakings by
the Approved Brokers that:
(i)
they will have endorsed on each policy, immediately upon issue,

a loss payable clause and
a notice of

assignment complying with the

provisions of Clause

23.4 (
Further protections
for the Lender );
(ii)
they will hold such policies, and the benefit

of such insurances, to the order of the Lender
in accordance with such loss payable clause;
(iii)
they

will

advise

the

Lender

immediately

of

any

material

change

to

the

terms

of

the
obligatory insurances;
(iv)
they

will,

if

they

have

not

received

notice

of

renewal

instructions

from

the

relevant
Borrower or

its agents,

notify the

Lender not

less than

14 days

before

the expiry

of the
obligatory insurances;
(v)
if they

receive instructions

to renew

the obligatory

insurances, they

will promptly

notify
the Lender of the terms of the instructions;
(vi)
they will not set off against

any sum recoverable

in respect of a claim relating to

the Ship
owned

by

that

Borrower

under

such

obligatory

insurances

any

premiums

or

other
amounts due to

them or

any other

person whether

in respect of

that Ship or

otherwise,
they waive

any lien

on the

policies, or any

sums received

under them, which

they might
have

in

respect

of

such

premiums

or

other

amounts

and

they

will

not

cancel

such
obligatory insurances by reason of non-payment

of such premiums or

other amounts; and
(vii)
they will

arrange for

a separate

policy to

be issued in

respect of

the Ship

owned by

that
Borrower forthwith upon being so requested by the Lender.
23.7 Copies of certificates of entry
Each

Borrower

shall ensure

that

any

protection

and indemnity

and/or

war

risks

associations

in
which the Ship owned by it is entered provide the Lender with:
(a) a certified copy of the certificate of entry for that Ship;
(b) a letter or letters of undertaking in such form as may be required by the Lender; and
(c)
a

certified

copy

of

each

certificate

of

financial

responsibility

for

pollution

by

oil

or

other
Environmentally

Sensitive Material

issued by

the relevant

certifying authority

in relation

to that
Ship.
23.8 Deposit of original policies
Each

Borrower

shall

ensure

that

all

policies

relating

to

obligatory

insurances

effected

by

it

are
deposited with the Approved Brokers through which the insurances are effected or renewed.

23.9 Payment of premiums
Each Borrower shall

punctually pay

all premiums

or other

sums payable in

respect of

the obligatory
insurances effected by it and produce all relevant receipts when so required by the Lender.
23.10 Guarantees
Each Borrower

shall ensure

that any

guarantees

required by

a protection

and indemnity

or war
risks association are promptly issued and remain in full force and effect.
23.11 Compliance with terms of insurances
(a)
No Borrower

shall do

or omit

to do

(nor permit

to be

done or

not to

be done)

any

act or

thing
which would or might render any obligatory insurance invalid,

void, voidable or unenforceable or
render any sum payable under an obligatory insurance repayable in whole or in part.
(b) Without limiting paragraph (a) above, each Borrower shall:
(i)
take all

necessary action and comply with

all requirements which may

from time to

time
be applicable to the obligatory insurances,

and (without limiting the obligation contained
in

sub-paragraph

(iii)

of

paragraph

(b)

of

Clause

23.6

(
Copies

of

policies;

letters

of
undertaking
)) ensure

that the

obligatory insurances are

not made

subject to

any exclusions
or qualifications to which the Lender has not given its prior approval;
(ii)
not make any changes relating

to the classification or classification society or manager or operator

of

the

Ship owned

by

it

unless

they

are

approved

by

the

underwriters

of

the
obligatory insurances;
(iii)
make

(and

promptly

supply

copies

to

the

Lender

of)

all

quarterly

or

other

voyage
declarations which

may be

required by

the protection

and indemnity risks

association in
which the Ship owned

by it is entered to maintain

cover for trading to the United States of
America and

Exclusive

Economic

Zone (as

defined in

the United

States

Oil Pollution

Act
1990 or any other applicable legislation); and
(iv)
not

employ

the

Ship

owned

by

it,

nor

allow

it

to

be

employed,

otherwise

than

in
conformity

with

the

terms

and

conditions

of

the

obligatory

insurances,

without

first
obtaining the

consent of

the insurers

and complying

with any

requirements (as

to extra
premium or otherwise) which the insurers specify.
23.12 Alteration to terms of insurances
No

Borrower

shall make

or

agree

to

any

alteration

to

the terms

of

any

obligatory

insurance or
waive any right relating to any obligatory insurance.
23.13 Settlement of claims
Each Borrower shall:
(a)
not settle, compromise or abandon any claim under any obligatory insurance for

Total

Loss or for
a Major Casualty; and

(b)
do all things necessary

and provide all documents,

evidence and information to enable

the Lender
to collect

or recover

any moneys

which at any

time become payable

in respect of

the obligatory
insurances.
23.14 Provision of copies of communications
Each Borrower

shall provide the Lender,

at the time

of each such communication,

with copies of
all written communications between that Borrower and:
(a) the Approved Brokers;
(b) the approved protection and indemnity and/or war risks associations; and
(c) the approved insurance companies and/or underwriters,
which relate directly or indirectly to:
(i)
that

Borrower's

obligations

relating

to

the

obligatory

insurances

including,

without
limitation, all requisite declarations and payments of additional premiums or calls; and
(ii)
any credit arrangements made between that Borrower and any of the persons referred to
in paragraphs (a) or (b) above relating wholly or

partly to the effecting or maintenance of
the obligatory insurances.
23.15 Provision of information
Each

Borrower

shall promptly

provide

the Lender

(or any

persons which

it may

designate) with
any information which the Lender (or any such designated person) requests for the purpose of:
(a)
obtaining

or

preparing

any

report

from

an

independent

marine

insurance

broker

as

to

the
adequacy of the obligatory insurances effected or proposed to be effected; and/or
(b)
effecting,

maintaining

or

renewing

any

such

insurances

as

are

referred

to

in

Clause

23.16
( Mortgagee's interest and additional perils insurances ) or dealing with or considering any matters relating to any such insurances,
and the Borrowers

shall, forthwith upon demand, indemnify the Lender

in respect of all fees

and
other expenses incurred by or for the account

of the Lender in connection

with any such report as
is referred to in paragraph (a) above.
23.16 Mortgagee's interest and additional perils insurances
(a)
The Lender

shall be

entitled from

time to

time to

effect, maintain and

renew a

mortgagee's interest
marine insurance

and a

mortgagee's interest

additional perils insurance

in respect

of each

Ship,
each in an amount no greater than 110 per cent. of the relevant Tranche,

on such terms, through
such

insurers

and

generally

in

such

manner

as

the

Lender

may

from

time

to

time

consider
appropriate.
(b)
The Borrowers shall upon demand

fully indemnify the

Lender in respect of

all premiums and other
expenses

which

are

incurred

in

connection

with

or

with

a

view

to

effecting,

maintaining

or

renewing

any

insurance referred

to

in paragraph
(a) above

or

dealing with,

or considering,

any
matter arising out of any such insurance.
(c)
The Lender shall be entitled to disclose all necessary

information for the purpose of

effecting the
insurance cover under paragraph (a) above, including

without limitation, the name

of the relevant
Ship, the IMO number of the relevant Ship and the outstanding amount of the Secured Liabilities.
23.17 Review of insurance requirements
The Lender shall

be entitled to

review the requirements of

this Clause 23

(
Insurance Undertakings )
from time to time

in order to take

account of any changes

in circumstances after the

date of this
Agreement which

are, in

the opinion

of the

Lender,

significant and

capable of

affecting the relevant
Borrower

or

its

Ship

and

its

or

their

insurance

(including,

without

limitation,

changes

in

the
availability or the cost of insurance coverage or the risks to which that Borrower may be subject).
23.18 Modification of insurance requirements
The Lender

shall notify

the relevant

Borrower of

any proposed

modification under

Clause 23.17
(
Review of insurance

requirements
) to the

requirements of this

Clause 23

(
Insurance Undertakings )
which

the

Lender considers

appropriate

in

the

circumstances,

and

such

modification

shall

take
effect on and from the

date it is notified in writing to the relevant

Borrower as an amendment to
this Clause 23 ( Insurance Undertakings
) and shall bind the Borrowers

accordingly.
24 GENERAL SHIP UNDERTAKINGS
24.1 General
The undertakings

in this

Clause 24

(
General Ship

Undertakings
) remain

in force

on and

from the
date of this

Agreement and throughout

the rest of

the Security Period except

as the Lender may
otherwise permit.
24.2 Ships' names and registration
Each Borrower shall, in respect of the Ship owned by it:
(a)
keep

that Ship

registered

in its

name under

the Approved

Flag from

time to

time at

its port

of
registration;
(b)
not do

or allow

to be

done anything

as a

result of

which such

registration

might be

suspended,
cancelled or imperilled;
(c) not enter into any dual flagging arrangement in respect of that Ship; and
(d) not change the name of that Ship,
provided that

any agreed change of name or flag of a Ship shall be subject to:
(i)
that Ship

remaining subject

to Security

securing the

Secured Liabilities

created by

a first
priority or preferred ship mortgage on that Ship

and, if appropriate, a first priority

deed of
covenant collateral to that mortgage (or equivalent first priority Security) on substantially the same terms as

the Mortgage on that

Ship and on such other

terms and in such other
form as the Lender shall approve or require;

(ii)
the

execution

of

such

other

documentation

amending

and

supplementing

the

Finance
Documents as the Lender shall approve or require;

and
(iii)
in the

case of

a change

of flag

of a

Ship, payment

of the

reflagging fee

set out

in Clause
11.3 ( Reflagging fee ).
24.3 Repair and classification
(a) Each Borrower shall keep the Ship owned by it in a good and safe condition and state of repair:
(i) consistent with first class ship ownership and management practice;
(ii) so as to ensure that that Ship's Market Value is not materially reduced; and
(iii)
so as to maintain

the Approved Classification free

of material overdue recommendations
and conditions or adverse notations.
(b)
Subject

to

Clause

4.5

(
Conditions

subsequent
),

no

Borrower

may

change

the

Approved
Classification Society in respect of its Ship.

(c)
Notwithstanding

that

each

of

Ship

H

and

Ship

I

are

classified

with

two

Approved

Classification
Societies, the rules of Det Norske Veritas shall apply in full extent to those Ships.
24.4 Classification society undertaking
Each

Borrower

shall,

in

respect

of

the

Ship

owned

by

it,

instruct

the

relevant

Approved
Classification Society

(and procure

that the

Approved Classification

Society undertakes

with the
Lender):
(a)
to send to the Lender, following receipt of a written request from the Lender, certified true copies
of all original class records held by the Approved Classification Society in relation to that Ship;
(b) to allow the Lender (or its agents), at any time and from time to time, to inspect the original class and related

records of

that Borrower

and that

Ship at

the offices

of the

Approved Classification
Society and to take copies of them;
(c) to notify the Lender immediately in writing if the Approved Classification Society:
(i)
receives

notification

from

that

Borrower

or

any

person

that

that

Ship's

Approved
Classification Society is to be changed; or
(ii)
becomes aware of

any facts or matters

which may result in

or have resulted

in a change,
suspension, discontinuance,

withdrawal

or expiry

of that

Ship's class

under the

rules or
terms

and

conditions

of

that

Borrower

or

that

Ship's

membership

of

the

Approved
Classification Society;
(d) following receipt of a written request from the Lender:

(i)
to

confirm

that

that

Borrower

is

not

in

default

of

any

of

its

contractual

obligations

or
liabilities to the Approved Classification

Society, including confirmation

that it has paid in
full all fees or other charges due and payable to the Approved Classification Society; or
(ii)
to confirm that that Borrower is in default of

any of its contractual obligations or liabilities
to

the Approved

Classification Society,

to

specify to

the Lender

in reasonable

detail the
facts

and

circumstances

of

such

default,

the

consequences

of

such

default,

and

any
remedy period agreed or allowed by the Approved Classification Society.
24.5 Modifications
No Borrower shall make any modification or repairs to, or replacement of,

any Ship or equipment
installed

on

it

which

would

or

might

materially

alter

the

structure,

type

or

performance
characteristics of that Ship or materially reduce its value.
24.6 Removal and installation of parts
(a)
Subject to

paragraph (b)

below,

no Borrower

shall remove

any material

part of

any Ship,

or any
item of equipment installed on any Ship unless:
(i)
the part or item so

removed is forthwith replaced by a

suitable part or item which

is in the
same condition as or better condition than the part or item removed;
(ii)
the replacement part or item is free from

any Security in favour of any

person other than
the Lender; and
(iii)
the replacement part

or item becomes,

on installation on

that Ship, the

property of that
Borrower and subject to the security constituted by the Mortgage on that Ship.
(b)
A

Borrower

may

install

equipment

owned

by

a

third

party

if

the

equipment

can

be

removed
without any risk of damage to the Ship owned by that Borrower.
24.7 Surveys
Each Borrower

shall submit the

Ship owned by

it regularly to

all periodic or

other surveys

which
may be required for classification purposes and, if so required by the Lender, provide

the Lender,
with copies of all survey reports.
24.8 Inspection
(a)
Each Borrower shall permit the Lender (acting

through surveyors or other persons appointed by it
for

that

purpose

provided

that

such

surveyor

shall

not

be

required

to

execute

any

letter

of
indemnity) to

board the

Ship owned by

it to

inspect its condition

or to

satisfy themselves

about
proposed or executed repairs

and shall

afford all proper

facilities for such

inspections (i)

if no

Event
of Default has occurred at all reasonable times,

without interfering in the ordinary trading of that
Ship and with reasonable

prior notice and

(ii) following the occurrence

of an Event of Default at all
times.

(b)
So long as no Event

of Default shall have

occurred, the Borrowers shall

not be obliged to pay

any
fees and expenses in respect of more than one inspection of each Ship in any calendar year.
24.9 Access to books and records
Each Borrower shall permit (and shall procure that

any Approved Manager or other operator shall
permit) the Lender, at the request of the Lender,

to have access to the class records of its Ship.
24.10 Prevention of and release from arrest
(a) Each Borrower shall, in respect of the Ship owned by it, promptly discharge:
(i)
all

liabilities

which

give

or

may

give

rise

to

maritime

or

possessory

liens

on

or

claims
enforceable against that Ship, its Earnings or its Insurances;
(ii)
all

Taxes,

dues

and

other

amounts

charged

in

respect

of

that

Ship,

its

Earnings

or

its
Insurances; and
(iii) all other outgoings whatsoever in respect of that Ship, its Earnings or its Insurances.
(b)
Each Borrower shall, immediately upon receiving notice of the arrest of the Ship owned by it or of
its

detention

in

exercise

or

purported

exercise

of

any

lien

or

claim,

take

all

steps

necessary

to
procure its release by providing bail or otherwise as the circumstances may require.
24.11 Compliance with laws etc.
Each Borrower shall:
(a) comply, or procure compliance with all laws or regulations:
(i) relating to its business generally; and
(ii)
relating to the Ship owned by it,

its ownership, employment, operation, management and
registration,
including, but not limited to:
(A) the ISM Code;
(B) the ISPS Code;
(C) all Environmental Laws;
(D)
all Sanctions; and

(E) the laws of the Approved Flag; and
(b)
obtain,

comply

with

and

do

all

that

is

necessary

to

maintain

in

full

force

and

effect

any
Environmental Approvals.

24.12 ISPS Code
Without limiting paragraph (a) of Clause 24.11 ( Compliance with laws etc. ), each Borrower shall:
(a)
procure that

the Ship

owned by

it and

the company

responsible for

that Ship's

compliance with
the ISPS Code comply with the ISPS Code;
(b) maintain an ISSC for that Ship; and
(c)
notify

the

Lender

immediately

in

writing

of

any

actual

or

threatened

withdrawal,

suspension,
cancellation or modification of the ISSC.
24.13
Sanctions

(a)
Each Borrower undertakes that it will prevent the Ships from being used, directly or indirectly:

(i)
by,

or

for

the

benefit

of,

any

Prohibited

Person

or

in

trading

to

or

from

a

Sanctioned
Country;
(ii)
in any trade which could expose a Ship, the Lender,

any Approved Manager,

a Ship's crew
or

a

Ship's

insurers

to

enforcement

proceedings

arising

from

Sanctions

or

any

other
consequences whatsoever arising from Sanctions;

and/or
(iii)
in

any

trade

which would

trigger

the operation

of

any

sanctions limitation

or

exclusion
clause (or similar)

in the Insurances, irrespective

of whether a

Ship is subject

to a bareboat
charterparty.
(b)
Each

Borrower

shall procure

that each

charterparty in

respect of

its Ship

shall include

standard
clauses on

"Sanctions and

Designated Entities"

included in

BIMCO's standard

documentation or
any equivalent language.
24.14 Illegal trading and trading in war zones or excluded areas
(a)
No Borrower shall cause or permit any

Ship to enter or trade to

any zone which is declared a war
zone by any

government or by that

Ship's war risks insurers

or which is otherwise excluded

from
the scope of coverage of the obligatory insurances unless:
(i) the prior written consent of the Lender has been given; and
(ii)
that Borrower

has (at its

expense) effected

any special, additional

or modified insurance
cover which the Lender may require.
(b)
No Borrower

shall cause or

permit its Ship

to enter

or trade

in any

manner contrary

to law

or in
any area which is not covered by that Ship's Insurances.
24.15 Provision of information
Without prejudice to

Clause 20.6 (
Information: miscellaneous
) each Borrower

shall, in respect

of
the

Ship

owned

by

it,

promptly

provide

the

Lender

with

any

information

which

it

requests
regarding:

(a) that Ship, its employment, position and engagements;
(b) the Earnings and payments and amounts due to its master and crew;
(c) any expenditure incurred, or likely to be incurred, in connection with the operation, maintenance or repair of that Ship and any payments made by it in respect of that Ship;
(d) any towages and salvages; and
(e)
its compliance, the Approved Manager's

compliance and the compliance

of that Ship with

the ISM
Code and the ISPS Code,
and, upon

the Lender's

request, promptly

provide copies

of any

current Charter

relating to

that
Ship, of any current guarantee of any such Charter,

the Ship's Safety Management Certificate and
any relevant Document of Compliance.
24.16 Notification of certain events
Each Borrower

shall, in respect

of the Ship

owned by it,

immediately notify the

Lender by email,
confirmed forthwith by letter,

of:
(a) any casualty to that Ship which is or is likely to be or to become a Major Casualty;
(b)
any occurrence as

a result

of which

that Ship has

become or is,

by the passing

of time

or otherwise,
likely to become a Total

Loss;
(c) any requisition of that Ship for hire;
(d) any requirement or recommendation made in relation to that Ship by any insurer or classification society or by any competent authority which is not immediately complied with;
(e)
any arrest or detention of

that Ship or any exercise

or purported exercise of any

lien on that Ship
or the Earnings;
(f) any intended dry docking of that Ship;
(g)
any

Environmental

Claim

made

against

that

Borrower

or

in

connection

with

that

Ship,

or

any
Environmental Incident;
(h)
any

claim

for

breach

of

the

ISM

Code

or

the

ISPS

Code

being

made

against

that

Borrower,

an
Approved Manager or otherwise in connection with that Ship;

(i)
any other matter,

event or incident, actual or threatened, the effect of which will or could lead to the ISM Code or the ISPS Code not being complied with,
(j)
any

notice,

or

such

Borrower

becoming

aware,

of

any

claim,

action,

suit,

proceeding

or
investigation

against

any

Transaction

Obligor,

any

of

its

Subsidiaries

or

any

of

their

respective
directors, officers, employees or agents with respect to Sanctions; or

(k)
any circumstances

which could give

rise to a

breach of any

representation or

undertaking in this
Agreement, or any Event of Default, relating to Sanctions,
and each Borrower shall keep the Lender

advised in writing

on a regular basis and

in such detail as
the Lender shall

require as to

that Borrower's, any such

Approved Manager's or

any other person's
response to any of those events or matters.
24.17 Restrictions on chartering, appointment of managers etc.
No Borrower shall, in relation to the Ship owned by it:
(a) let that Ship on demise charter or bareboat charter for any period;
(b)
enter

into any

time, voyage

or consecutive

voyage

charter in

respect of

that Ship

(other than

a
Permitted Charter) or "charter-in" any vessel;
(c) amend, supplement or terminate a Management Agreement;
(d)
appoint a

manager of

that Ship

other than

its Approved

Commercial Manager

and its

Approved
Technical

Manager

or

agree

to

any

alteration

to

the

terms

of

an

Approved

Manager's
appointment;
(e) de activate or lay up (either cold, lukewarm or warm) that Ship; or
(f)
put that Ship into

the possession of any person

for the purpose of work

being done upon it in an
amount exceeding or likely to

exceed $1,000,000 (or the equivalent in any other currency) unless that person has first

given to the Lender

and in terms satisfactory

to it a written

undertaking not
to exercise any lien on that Ship or its Earnings for the cost of such work or for any other reason.
24.18 Notice of Mortgage
Each Borrower shall keep the relevant Mortgage registered against the Ship owned by it as a valid first priority

or,

as the case may be, preferred mortgage,

carry on board that Ship a certified copy
of the

relevant Mortgage

and place

and maintain

in a

conspicuous place

in the navigation

room
and the master's cabin of that Ship a framed printed notice stating that that Ship is mortgaged by that Borrower to the Lender.
24.19 Sharing of Earnings
No

Borrower

shall

enter

into

any

agreement

or

arrangement

for

the

sharing

of

any

Earnings
provided that if a Borrower

enters into pool arrangements (with the

Lender's prior consent),

it will
provide the Lender with

(a) a copy of the relevant pool agreement and on-hire certificate and (b)
an original subordination undertaking executed by the relevant pool manager in such form as the
Lender may require (together with evidence of authority of such pool manager).

24.20 Poseidon Principles
Each Borrower shall, upon the

request of the Lender

and at the cost

of the Borrowers on or

before
31st

July

in

each

calendar

year,

supply

or

procure

the

supply

to

the

Lender

of

all

information
necessary in order

for the Lender

to comply with

its obligations under

the Poseidon Principles

in

respect

of

the

preceding

year,

including,

without

limitation,

all

ship

fuel

oil

consumption

data
required

to

be

collected

and

reported

in

accordance

with

Regulation

22A

of

Annex

VI

and

any
Statement of Compliance, in each case relating to the

Ship owned by it for the preceding calendar
year

provided

always

that,

for

the

avoidance

of

doubt,

such

information

shall

be

"Confidential
Information"

for

the

purposes

of

Clause

42

(
Confidential

Information
)

but

the

Borrowers
acknowledge that, in accordance with

the Poseidon Principles, such information will

form part of
the information published regarding the Lender's portfolio climate alignment.
24.21 Inventory of Hazardous Materials
Each Borrower

shall maintain a

valid and up

to date

Inventory of

Hazardous Materials

in respect
of the Ship owned by it.

24.22 Charterparty Assignment
If any

Borrower

enters

into

an Assignable

Charter,

that Borrower

shall execute

in favour

of the
Lender a Charterparty Assignment in respect of that Assignable Charter and shall:

(a)
serve

notice

of

that

Charterparty

Assignment

on

the

relevant

charterer

and

procure

that

that
charterer acknowledges such notice in such form as the Lender may approve or require; and

(b)
deliver to the Lender

such other documents

equivalent to those referred to at

paragraphs 1.2, 1.3,
1.4, 1.5,

2.3, 4.1,

6.2 and

6.3 of

Part

A of

Schedule 2

(
Conditions Precedent
) as

the Lender

may
require.
24.23 Sustainable and socially responsible dismantling of a Ship
(a)
Each Borrower

shall institute

and maintain

policies and procedures

to ensure

that its

Ship or,

as
the case may be,

any other vessel previously

financed by the

Lender shall be dismantled,

scrapped
or,

as the case may be, recycled as follows:
(i)
in the

case of

it being

EU flagged

and to

the extent

applicable to

its Ship

or,

as the

case
may be, the relevant vessel, be recycled

at an approved yard under the EU Ship Recycling
Regulation; and
(ii)
in the

case of

it being

non-EU flagged

and to

the extent

applicable to

its Ship

or,

as the
case may be, the relevant vessel, be recycled at a yard certified (by a classification society acceptable to the Lender

and which is

a member of

IACS) to operate under The

Hong Kong
International Convention for the Safe and Environmentally Sound Recycling of Ships,

2009
and/or the EU Ship Recycling Regulation,
Provided that

its Ship

or, as the case

may be, the

relevant vessel is,

at the

time of

such dismantling,
scrapping

or

recycling,

owned

by

any

member

of

the

Group

or

any

intermediary

to

which

the
ownership has been transferred for the purposes of dismantling, scrapping or recycling.
(b)
Each

Borrower

shall

institute

and

maintain

safe,

sustainable,

socially

and

environmentally
responsible policies and procedures with respect to dismantling of its Ship.

24.24 Notification of compliance
Each Borrower

shall promptly provide

the Lender from

time to time

with evidence (in such

form
as the Lender requires) that it is complying with this Clause 24 ( General Ship Undertakings ).
25 SECURITY COVER
25.1 Minimum required security cover
Clause

25.2

(
Provision

of

additional

security;

prepayment
)

applies

if

the

Lender

notifies

the
Borrowers that the Security Cover Ratio is below 125 per cent.
25.2 Provision of additional security; prepayment
(a)
If

the

Lender

serves

a

notice

on

the

Borrowers

under

Clause

25.1

(
Minimum

required

security
cover
),

the

Borrowers

shall,

on

or

before

the

date

falling

45

days

after

the

date

on

which

the
Lender's notice is served

(the "
Prepayment Date
"), prepay such part of

the Loan as shall

eliminate
the shortfall.
(b)
A Borrower may, instead of making a prepayment as described

in paragraph (a) above, provide, or
ensure that a third party has provided, additional security which, in the opinion of the Lender:
(i) has a net realisable value at least equal to the shortfall; and
(ii) is documented in such terms as the Lender may approve or require, before the Prepayment

Date; and conditional upon such security being provided in such manner, it shall satisfy such prepayment obligation.
25.3 Value of additional vessel security
The net realisable value of

any additional security which is

provided under Clause 25.2 (
Provision
of additional

security; prepayment
) which

constitutes a

first

preferred

or first

priority mortgage
over a vessel shall be the Market Value of the vessel concerned.
25.4 Valuations binding
Any valuation under this

Clause 25 (
Security Cover
) shall be

binding and conclusive

as regards each
Borrower.
25.5 Provision of information
(a)
Each Borrower shall

promptly provide the Lender

and any shipbroker

acting under this Clause 25
(
Security

Cover
)

with

any

information

which

the

Lender

or

the

shipbroker

may

request

for

the
purposes of the valuation.
(b)
If

a

Borrower

fails

to

provide

the

information

referred

to

in

paragraph

(a)

above

by

the

date
specified

in

the

request,

the

valuation

may

be

made

on

any

basis

and

assumptions

which

the
shipbroker or the Lender considers prudent.

25.6 Prepayment mechanism
Any

prepayment pursuant

to Clause

25.2 (
Provision of

additional security;

prepayment
) shall

be
made in accordance

with the relevant

provisions of Clause

7 (
Prepayment and Cancellation ) and
shall be

applied pro

rata towards prepayment of

all Tranches and

within each

Tranche it will

reduce
pro rata

each Repayment Instalment

falling after that

prepayment and, if

applicable, the Balloon
Instalment under that Tranche.
25.7 Provision of valuations
(a)
The Borrowers shall provide

the Lender with

two valuations of

each Ship and

any other vessel

over
which additional Security

has been created in accordance

with Clause 25.2

(
Provision of additional
security; prepayment
), to

enable the

Lender to

determine the

Market

Value

of that

Ship or

any
other vessel.
(b) The valuations referred to in this Clause 25.7 ( Provision of valuations ) are to be obtained:
(i)
not more

than 30

days prior

to each

Utilisation Date

as required

pursuant to

paragraph
6.1 of Part A of Schedule 2 ( Conditions Precedent );
(ii)
on two occasions

in each year,

on 30 June

and 31 December
Provided that

in respect of
the Market Value of the Ships which will be tested in the second quarter in each Financial
Year,

the Market Value shall be determined based on one valuation; and
(iii)
subject to paragraph (c) below,

at any other time as the Lender shall deem necessary.
(c)
The valuations referred

to in paragraph (b) of this Clause 25.7 (
Provision of valuations ) shall be at
the Borrowers'

cost, but, in relation to the

valuations referred to in paragraph (b)(iii) above, at the
Lender's cost,

unless:
(i) an Event of Default has occurred and is continuing; or
(ii) the Borrowers are required to prepay the Loan or any part thereof pursuant to Clause 7.5
( Mandatory prepayment on sale or Total Loss ); or
(iii)
the minimum

Security Cover

Ratio required

pursuant to

Clause 25.1

(
Minimum required
security cover ) is not maintained,
in which case any additional valuations will be at the Borrowers'

cost.
(d)
For

the

sake

of

clarity,

the

Lender

may

test

compliance

with

Clause

25.1

(
Minimum

required
security cover
) at

any time. The

frequency of such

testing shall

neither be limited

to the delivery
of

a

Compliance

Certificate

nor

the

delivery

of

valuations

of

the

Market

Value

pursuant

to
paragraph (a) above.

26
EARNINGS ACCOUNTS AND APPLICATION OF EARNINGS

26.1 Earnings Accounts
No Borrower may, without the prior consent of the

Lender, maintain any bank account other than
its Earnings Account and

the balance

of such Earnings

Account shall, unless

a Default has

occurred,
be freely available to the relevant Borrower.
26.2 Payment of Earnings
Each Borrower shall

ensure that, subject

only to the

provisions of the

General Assignment to

which
it is a party, all the Earnings in respect of the Ship owned by it are paid in to its Earnings Account.
26.3 Location of Earnings Accounts
Each Borrower shall promptly:
(a)
comply with any

requirement of the

Lender as

to the location

or relocation of

its Earnings

Account;

(b)
execute any

documents which the Lender

specifies to create

or maintain in

favour of

the Lender
Security over

(and/or

rights

of

set-off,

consolidation or

other

rights

in

relation

to)

the Earnings
Accounts;

and
(c) ensure that Account Bank shall have no right of set-off in relation to the Earnings Accounts.
27 EVENTS OF DEFAULT
27.1 General
Each

of

the events

or circumstances

set out

in this

Clause 27

(
Events

of Default
) is

an Event

of
Default except for Clause 27.21 ( Acceleration ) and Clause 27.22 ( Enforcement of security ).
27.2 Non-payment
A Transaction

Obligor does

not pay

on the

due date

any amount

payable pursuant

to a

Finance
Document at the place at and in the currency in which it is expressed to be payable unless:
(a) its failure to pay is caused by:
(i) administrative or technical error; or
(ii) a Disruption Event; and
(b) payment is made within three Business Days of its due date.
27.3 Specific obligations
A

breach

occurs

of

Clause

4.4

(
Waiver

of

conditions

precedent
),

4.5

(
Conditions

subsequent
),

Clause

19.34

(
Sanctions
),

Clause

21

(
Financial

Covenants
),

Clause

22.10

(
Title
),

Clause

22.11
( Negative pledge ), Clause 22.20 ( Unlawfulness, invalidity and ranking; Security imperilled ), Clause

22.21 ( Sanctions undertakings
), Clause

23.2 (
Maintenance of

obligatory insurances
), Clause 23.3
(
Terms

of

obligatory

insurances
),

Clause

23.5

(
Renewal

of

obligatory

insurances
),

Clause

24.2
(
Ship's name

and registration
), Clause

24.3 (
Repair and

classification
), Clause

24.11 (
Compliance
with laws etc.
) (insofar as

that Clause relates to

Sanctions), Clause 24.13

(
Sanctions ), paragraph (d)
of Clause 24.17 ( Restrictions on chartering, appointment of managers, etc
.) or,

save to the extent
such

breach

is

a

failure

to

pay

and

therefore

subject to

Clause

27.2

(
Non-payment
),

Clause

25
( Security Cover ).
27.4 Other obligations
(a)
A Transaction

Obligor does not comply with

any provision of

the Finance Documents (other than
those referred to in Clause 27.2 ( Non-payment ) and Clause 27.3 ( Specific obligations )).
(b)
No

Event

of Default

under paragraph

(a)

above

will occur

if the

failure

to

comply is

capable

of
remedy and is remedied within five Business Days of the Lender giving notice to the Borrowers or
(if earlier) any Transaction Obligor becoming aware of the failure to comply.
27.5 Misrepresentation
Any

representation

or

statement

made or

deemed to

be made

by

a Transaction

Obligor

in

the
Finance Documents or

any other document

delivered by or

on behalf of

any Transaction

Obligor
under

or

in

connection

with

any

Finance

Document

is

or

proves

to

have

been

incorrect

or
misleading when made or deemed to be made.
27.6 Cross default
(a)
Any Financial Indebtedness of a

Transaction Obligor or any member of the

Group is not paid

when
due nor within any originally applicable grace period.
(b)
Any Financial Indebtedness of a

Transaction Obligor or any member of the

Group is declared to be
or otherwise

becomes due

and payable

prior to

its specified

maturity as

a result

of an

event of
default (however described).
(c)
Any commitment

for any

Financial Indebtedness of

a Transaction

Obligor or

any member

of the
Group is

cancelled or

suspended by

a creditor

of a

Transaction Obligor or

any member

of the

Group
as a result of an event of default (however described).
(d)
Any creditor

of a

Transaction

Obligor or

any member

of the

Group becomes

entitled to

declare
any Financial Indebtedness of a

Transaction Obligor or any member of the Group

due and payable
prior to its specified maturity as a result of an event of default (however described).
(e)
Any of

the events

described in

paragraphs (a)

to (d)

of this

Clause 27.6

(
Cross default
) occurs

in
relation to the Financial Indebtedness

of a Transaction

Obligor or a member of the Group

(in any
capacity) under any agreement with the Lender.

(f)
No Event

of

Default

will occur

under paragraphs

(a) to

(d) of

this Clause

27.6

(
Cross

default
) in
respect

of

a

person

if

the

aggregate

amount

of

the

Financial

Indebtedness

or

commitment

for
Financial Indebtedness

falling within

paragraphs (a) to

(d) above

is less

than (A)

$500,000 in

respect
of a Borrower,

(B) $10,000,000 in respect of the Parent

Guarantor or (C) $1,000,000 in respect of

a Transaction

Obligor or
any other

member of

the Group

(or,

in each

case, its

equivalent in

any
other currency).
27.7 Insolvency
(a) A Transaction Obligor or a member of the Group:
(i) is unable or admits inability to pay its debts as they fall due;
(ii) is deemed to, or is declared to, be unable to pay its debts under applicable law;
(iii) suspends or threatens to suspend making payments on any of its debts; or
(iv) by reason of actual or anticipated financial difficulties, commences negotiations with one
or

more

of

its

creditors

(excluding

the

Lender

in

its

capacity

as

such)

with

a

view

to
rescheduling any of its indebtedness.
(b)
The

value

of

the

assets

of

a

Transaction

Obligor

or

any

member

of

the

Group

is

less

than

its
liabilities (taking into account contingent and prospective liabilities).
(c)
A moratorium is declared in respect of any indebtedness of

a Transaction Obligor or any

member
of the Group. If a moratorium occurs, the ending of the moratorium will not remedy any Event of
Default caused by that moratorium.
27.8 Insolvency proceedings
(a) Any corporate action, legal proceedings or other procedure or step is taken in relation to:
(i)
the suspension of payments, a moratorium

of any indebtedness, winding-up, dissolution,
administration

or

reorganisation

(by

way

of

voluntary

arrangement,

scheme

of
arrangement or otherwise) of a Transaction Obligor or any member of the Group;
(ii)
a

composition,

compromise,

assignment

or

arrangement

with

any

creditor

of

a
Transaction Obligor or any member of the Group;
(iii)
the

appointment

of

a

liquidator,

receiver,

administrator,

administrative

receiver,
compulsory

manager

or

other

similar officer

in

respect

of

a

Transaction

Obligor

or

any
member of the Group or any of its assets; or
(iv)
enforcement

of any

Security over

any assets

of a

Transaction

Obligor or

any member

of
the Group,
or any analogous procedure or step is taken in any jurisdiction.
(b) Paragraph (a) above shall not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 14 days of commencement.

27.9
Creditors'

process
Any expropriation, attachment,

sequestration, distress or execution

(or any analogous process in
any

jurisdiction) affects

any

asset or

assets of

a Transaction

Obligor or

a member

of the

Group
(other than an arrest or detention of a Ship referred to in Clause 27.14 ( Arrest )).
27.10 Ownership of the Borrowers
A Borrower is not or ceases to be a wholly-owned Subsidiary of the Parent Guarantor.
27.11 Unlawfulness, invalidity and ranking
(a)
It

is or

becomes unlawful

for

a Transaction

Obligor to

perform

any

of

its obligations

under

the
Finance Documents.
(b)
Any obligation of a Transaction

Obligor under the Finance Documents is not or ceases to be legal, valid, binding or enforceable.
(c)
Any Finance Document ceases to be in full force and effect or to be continuing or is or purports to
be determined or any Transaction Security is alleged by a party to it (other than the Lender) to be ineffective.
(d)
Any Transaction Security proves to have

ranked after,

or loses its priority to, any other Security.
27.12 Security imperilled
Any Security created or intended to be created by a Finance Document is in any way imperilled or in jeopardy.
27.13 Cessation of business
Any Transaction Obligor or any member of the

Group suspends or ceases

to carry on (or

threatens
to suspend or cease to carry on) all or a material

part of its business and in the case of a member
of the Group

other than

a Transaction Obligor such

cessation is reasonably

likely to have

a Material
Adverse Effect.
27.14 Arrest
Any arrest of

a Ship or its detention

in the exercise

or the purported exercise

of any lien or

claim
unless it is redelivered to the full control of the relevant Borrower within 30 days of such arrest or detention.
27.15 Expropriation
The authority or ability of any member of

the Group to conduct its business is limited or

wholly or
substantially

curtailed

by any

seizure,

expropriation,

nationalisation,

intervention,

restriction

or
other action by or

on behalf of any governmental, regulatory or

other authority or other

person in
relation to any member of the Group or any of its assets other than:
(a) an arrest or detention of a Ship referred to in Clause 27.14 ( Arrest ); or

(b) any Requisition.
27.16 Repudiation and rescission of agreements
A Transaction

Obligor (or any

other relevant

party) rescinds or

purports to rescind

or repudiates
or purports to repudiate a Transaction

Document or any of the Transaction

Security or evidences
an

intention

to

rescind

or

repudiate

a

Transaction

Document

or

any

Transaction

Security

or

a
Transaction Document or

any of the Transaction

Security otherwise ceases to remain in full force
and effect for any reason.
27.17 Litigation
Any litigation, arbitration or administrative

proceedings or investigations of,

or before, any court,
arbitral

body or

agency are

started

or threatened

,

or any

judgment or

order of

a court,

arbitral
body

or

agency

is

made,

in

relation

to

any

of

the

Transaction

Documents

or

the

transactions
contemplated

in any

of the

Transaction

Documents or

against

any

member of

the Group

or

its
assets which has or is reasonably likely to have a Material Adverse Effect.
27.18 Material adverse change
Any

event

or

circumstance

occurs

which has

or

is reasonably

likely

to

have

a Material

Adverse
Effect.
27.19 Audit qualification
The Parent Guarantor's auditors

qualify their report on any audited annual consolidated financial statements of the Parent Guarantor.

27.20 Constitutional documents
An

Obligor

has

materially

amended

its

constitutional

documents

and

such

amendment

has

a
negative effect on the Lender's rights under the Finance Documents.
27.21 Acceleration
On and at

any time

after the occurrence

of an

Event of

Default the

Lender may by

notice to

the
Borrowers:
(a) cancel the Commitment, whereupon it shall immediately be cancelled;
(b)
declare that all or part of the Loan,

together with accrued interest, and all other amounts accrued or outstanding under

the Finance Documents

be immediately due

and payable, whereupon

it shall
become immediately due and payable; and/or
(c)
declare that all

or part

of the

Loan be

payable on demand,

whereupon it

shall immediately

become
payable on demand by the Lender,

and the

Lender may

serve notices

under paragraphs

(a),

(b) and

(c) above

simultaneously or

on
different

dates and

the Lender

may take

any action

referred

to in

Clause 27.22

(
Enforcement

of
security
) if no such notice is

served or simultaneously with or at

any time after the service of

any
of such notice.
27.22 Enforcement of security
On and

at any

time after

the occurrence

of an

Event

of Default

the Lender

may take

any action
which, as a result

of the Event

of Default or

any notice served under

Clause 27.21 (
Acceleration ),
the Lender is entitled to take under any Finance Document or any applicable law or regulation.

SECTION 9
THE LENDER AND THE OBLIGORS
28 CHANGES TO THE LENDER
28.1 Assignment by the Lender
Subject to

this Clause 28

(
Changes to

the Lender
), the Lender

(the "
Existing Lender
") may

assign
all (but not part)

of its rights under the

Finance Documents to another

bank or financial

institution
or to a

trust, fund or other

entity which is

regularly engaged in

or established for

the purpose of
making, purchasing or investing in loans, securities or other financial assets (the " New Lender ").
28.2 Conditions of assignment
(a)
The

consent

of

the

Borrowers

is

required

for

an

assignment

by

the

Existing

Lender,

unless

the
assignment is:
(i) to an Affiliate of the Existing Lender;
(ii) if the Existing Lender is a fund, to a fund which is a Related Fund; or
(iii) made following the occurrence of an Event of Default.
(b)
The consent

of the

Borrowers to

an assignment

must not

be unreasonably

withheld or

delayed.
Each Borrower will be

deemed to have given

its consent 10

Business Days after the

Existing Lender
has requested it unless consent is expressly refused by that Borrower within that time.
(c) The consent of a Borrower to an assignment must not be withheld solely because the assignment may result in an increase to any amount payable under Clause 14.3 ( Mandatory Cost ).
(d) If:
(i)
the Existing Lender assigns

any of its rights or

obligations under the Finance

Documents or
changes its Facility Office; and
(ii)
as

a

result

of

circumstances

existing

at

the

date

the

assignment

or

change

occurs,

a
Transaction Obligor would

be obliged

to make a

payment to the

New Lender

or the

Existing
Lender

acting

through

its

new

Facility

Office

under

Clause

12

(
Tax

Gross

Up

and
Indemnities
)

or

under

that

Clause

as

incorporated

by

reference

or

in

full

in

any

other
Finance Document or Clause 13 ( Increased Costs ),
then the New

Lender or the

Existing Lender acting

through its new

Facility Office is

only entitled
to

receive

payment

under those

Clauses to

the same

extent

as the

Existing Lender

would have
been if the assignment or change had not occurred.
(e)
Each Obligor

on behalf

of itself

and each

Transaction

Obligor agrees

that all

rights and

interests
(present,

future or

contingent) which

the Existing

Lender has

under or

by virtue

of

the Finance
Documents are assigned to the New

Lender absolutely, free of any defects in the Existing Lender's title and of

any rights or equities

which any Borrower or

any other Transaction Obligor had against

the

Existing

Lender.

Following

such

assignment,

each

Obligor

and

the

Existing

Lender

shall

be
released from

further obligations

towards

one another

under the

Finance Documents

and their
respective

rights against

one another

under the

Finance Documents

(other than

any

indemnity
rights of the Lender which are intended to survive) shall be cancelled.
28.3 Security over Lender's rights
In addition

to the other

rights provided to

the Lender

under this

Clause 28 (
Changes to

the Lender
),
the Lender may without

consulting with or

obtaining consent from any Transaction Obligor, at any
time

charge,

assign

or

otherwise

create

Security

in

or

over

(whether

by

way

of

collateral

or
otherwise) all or any of its rights under any Finance

Document to secure obligations of the Lender
including, without limitation:
(a)
any charge, assignment

or other Security

to secure obligations

to a federal reserve

or central bank;
and
(b)
if the Lender is

a fund, any charge, assignment

or other Security

granted to any holders (or trustee
or representatives

of holders) of obligations

owed, or securities issued, by

the Lender as security
for those obligations or securities,
except that no such charge, assignment or Security shall:
(i) release the Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or
(ii)
require any

payments to be

made by a

Transaction

Obligor other than or

in excess of,

or
grant to any person any more extensive rights than,

those required to be made

or granted
to the Lender under the Finance Documents.
29 CHANGES TO THE TRANSACTION OBLIGORS
29.1 Assignment or transfer by Transaction Obligors
No Transaction Obligor may assign any of

its rights or transfer any of

its rights or

obligations under
the Finance Documents.
29.2 Additional Subordinated Creditors
(a)
The

Borrowers

may

request

that

any

person

becomes

a

Subordinated

Creditor,

with

the

prior
approval of the Lender,

by delivering to the Lender:
(i) a duly executed Subordination Agreement;
(ii) a duly executed Subordinated Debt Security; and
(iii)
such

constitutional

documents,

corporate

authorisations

and

other

documents

and
matters as

the Lender may

reasonably require,

in form and

substance satisfactory

to the
Lender,

to verify

that the

person's

obligations

are legally

binding, valid

and enforceable
and to satisfy any applicable legal and regulatory requirements.

(b)
A person referred

to in paragraph (a) above will

become a Subordinated Creditor on the date the
Lender enters

into

the Subordination

Agreement and

the Subordinated

Debt Security

delivered
under paragraph (a) above.

SECTION 10
ADMINISTRATION
30
PAYMENT

MECHANICS
30.1 Payments to the Lender
(a)
On

each

date

on

which

a

Transaction

Obligor

is

required

to

make

a

payment

under

a

Finance
Document, that Transaction Obligor shall make an amount equal to such payment available to the
Lender (unless a contrary indication appears in a Finance Document) for value on the due date at
the time and in such funds specified by the Lender as being customary at the time for settlement
of transactions in the relevant currency in the place of payment.
(b)
Payment

shall

be

made

to

such

account

in

the

principal financial

centre

of

the country

of

that
currency (or,

in relation to euro, in a principal financial centre in such Participating Member State or London, as specified by the Lender) and with such bank

as the Lender, in each case, specifies.
30.2 Application of receipts; partial payments
(a)
If the

Lender receives

a payment

that is

insufficient to

discharge all

the amounts

then due

and
payable

by

a

Transaction

Obligor

under

the

Finance

Documents,

the

Lender

may

apply

that
payment towards the obligations of that Transaction Obligor under the Finance Documents in any
manner it may decide.
(b)
Paragraph (a) above will override any appropriation made by a Transaction

Obligor.
30.3 No set-off by Transaction Obligors
All

payments

to

be

made

by

a

Transaction

Obligor

under

the

Finance

Documents

shall

be
calculated and be made without (and free and clear

of any deduction for) set-off or counterclaim.
30.4 Business Days
(a)
Any payment under

the Finance

Documents which

is due

to be

made on

a day that

is not

a Business
Day shall

be made on

the next

Business Day

in the

same calendar month

(if there

is one) or

the
preceding Business Day (if there is not).
(b)
During any

extension of

the due

date for

payment of

any principal

or an

Unpaid Sum

under this
Agreement interest

is payable on the

principal or Unpaid Sum at

the rate payable

on the original
due date.
30.5 Currency of account
(a)
Subject to

paragraphs (b)

and (c)

below,

dollars is

the currency

of account

and payment

for any
sum due from a Transaction Obligor under any Finance Document.
(b)
Each payment

in respect

of costs,

expenses or

Taxes

shall be

made in

the currency

in which

the
costs, expenses or Taxes

are incurred.

(c)
Any amount

expressed to

be payable

in a currency

other than

dollars shall

be paid in

that other
currency.
30.6 Change of currency
(a)
Unless otherwise

prohibited by

law,

if more

than one currency

or currency

unit are

at the

same
time recognised by the central bank of any country as the lawful currency of that country, then:
(i) any reference in the Finance Documents to, and any obligations arising under the Finance
Documents in,

the currency

of that

country shall

be translated into,

or paid

in, the

currency
or

currency

unit

of

that

country

designated

by

the

Lender

(after

consultation

with

the
Parent Guarantor on behalf of the Borrowers); and
(ii)
any translation from

one currency or currency

unit to another shall be

at the official rate
of exchange recognised by

the central bank

for the conversion of

that currency or

currency
unit into the other, rounded up or down by the Lender (acting reasonably).
(b)
If

a

change

in

any

currency

of

a

country

occurs,

this

Agreement

will,

to

the

extent

the

Lender
(acting reasonably and after

consultation with the Parent

Guarantor on behalf

of the Borrowers)
specifies to

be necessary,

be amended

to comply

with any

generally

accepted conventions

and
market practice in the Relevant Market

and otherwise to reflect the change in currency.
30.7 Currency conversion
The obligations

of any

Obligor to

pay in

the due

currency shall

only be

satisfied to

the extent

of
the amount of the due currency purchased after deducting the costs of conversion.
30.8 Disruption to Payment Systems etc.
If

either

the

Lender

determines

(in

its

discretion)

that

a

Disruption

Event

has

occurred

or

the
Lender is notified by a Borrower that a Disruption Event has occurred:
(a)
the Lender may, and shall if requested to

do so by a Borrower, consult with the Parent

Guarantor
on behalf of the Borrowers with a view to agreeing with the Parent Gurantor such changes to the
operation or administration

of the

Facility as

the Lender

may deem

necessary in

the circumstances;
(b)
the Lender

shall not

be obliged

to consult

with the

Parent

Guarantor in

relation to

any changes
mentioned

in

paragraph

(a)

above

if,

in

its

opinion,

it

is

not

practicable

to

do

so

in

the
circumstances and, in any event, shall have no obligation to agree to such changes;
(c)
any such changes agreed upon by the Lender and the Parent

Guarantor shall (whether or not it is
finally

determined

that

a

Disruption

Event

has

occurred)

be

binding

upon

the

Parties

and

any
Transaction

Obligors

as an

amendment to

(or,

as the

case may

be, waiver

of) the

terms of

the
Finance Documents;
(d)
the Lender

shall not

be liable

for any

damages, costs

or losses

to any

person, any

diminution in
value or any liability whatsoever (including, without limitation for negligence, gross negligence or any other

category of

liability whatsoever

but not including

any claim

based on

the fraud

of the

Lender) arising as a result of its taking, or failing to take,

any actions pursuant to or in connection
with this Clause 30.8 ( Disruption to Payment Systems etc. ).
31 SET-OFF
The Lender may set off any matured obligation due from a Transaction Obligor under the Finance
Documents (to the extent beneficially

owned by the Lender)

against any matured obligation owed
by the Lender to that Transactio

n

Obligor,

regardless of the place of

payment, booking branch or
currency of either obligation. If

the obligations are in different currencies, the

Lender may convert
either obligation

at a

market

rate of

exchange

in its

usual course

of business

for the

purpose of
the set-off.
32 CONDUCT OF BUSINESS BY THE LENDER
No provision of this Agreement will:
(a)
interfere with the right of the

Lender to arrange its affairs

(tax or otherwise) in whatever manner
it thinks fit;
(b)
oblige the Lender to

investigate or

claim any credit,

relief,

remission or repayment

available to it
or the extent, order and manner of any claim; or
(c)
oblige

the

Lender

to

disclose

any

information

relating

to

its

affairs

(tax

or

otherwise)

or

any
computations in respect of Tax.
33 BAIL-IN
Notwithstanding any other term of any Finance Document or any other agreement,

arrangement
or

understanding

between

the

parties

to

a

Finance

Document,

each

Party

acknowledges

and
accepts

that

any

liability

of

any

party

to

a

Finance

Document

under

or

in

connection

with

the
Finance

Documents

may

be

subject

to

Bail-In

Action

by

the

relevant

Resolution

Authority

and
acknowledges and accepts to be bound by the effect of:
(a) any Bail-In Action in relation to any such liability, including (without limitation):
(i)
a

reduction,

in

full

or

in

part,

in

the

principal

amount,

or

outstanding

amount

due
(including any accrued but unpaid interest) in respect of any such liability;
(ii)
a

conversion

of

all,

or

part

of,

any

such

liability

into

shares

or

other

instruments

of
ownership that may be issued to, or conferred on, it; and
(iii) a cancellation of any such liability; and
(b)
a variation of any term

of any Finance Document

to the extent necessary to

give effect to any Bail-
In Action in relation to any such liability.

34 NOTICES
34.1 Communications in writing
Any communication to

be made

under or

in connection

with the

Finance Documents

shall be

made
in writing and, unless otherwise stated, may be made by fax or letter.
34.2 Addresses
The

address

and

fax

number

(and

the

department

or

officer,

if

any,

for

whose

attention

the
communication is to

be made) of each

Party for

any communication or

document to be made

or
delivered under or in connection with the Finance Documents are:
(a) in the case of the Borrowers, that specified in Schedule 1 ( The Parties ); and
(b)
in the

case of

any other

Obligor or

the Lender,

that specified

in Schedule

1 (
The Parties
) or,

if it
becomes

a

Party

after

the date

of

this

Agreement,

that

notified

in writing

to

the Lender

on

or
before the date on which it becomes a Party;
or any

substitute address,

fax

number or

department or

officer as

an Obligor

may

notify to

the
Lender (or the

Lender may notify

to the other

Parties, if

a change is

made by the

Lender) by not
less than five Business Days'

notice.
34.3 Delivery
(a)
Any

communication

or

document

made

or

delivered

by

one

person

to

another

under

or

in
connection with the Finance Documents will only be effective:
(i) if by way of fax, when received in legible form; or
(ii)
if by way of letter, when it has been left at the

relevant address or five Business Days after
being deposited

in the

post postage prepaid

in an

envelope addressed to

it at

that address,
and, if a particular department or officer

is specified as part of its

address details provided under
Clause 34.2 ( Addresses ), if addressed to that department or officer.
(b)
Any

communication

or

document

to

be made

or

delivered

to

the

Lender

will be

effective

only
when

actually

received

by

it

and

then

only

if

it

is

expressly

marked

for

the

attention

of

the
department

or

officer

of

the

Lender

specified

in

Schedule

1

(
The

Parties
)

(or

any

substitute
department or officer as the Lender shall specify for this purpose).
(c)
Any

communication

or

document

made

or

delivered

to

the

Borrowers

in

accordance

with

this
Clause will be deemed to have been made or delivered to each of the Transaction Obligors.
(d)
Any communication or

document which becomes effective,

in accordance with paragraphs

(a) to
(c) above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the
following day.

34.4 Electronic communication
(a) Any communication to be made or document to be delivered by one Party to another under or in connection

with the

Finance Documents

may

be made

or

delivered

by

electronic mail

or other
electronic means (including,

without limitation, by

way of posting

to a secure

website) if those

two
Parties:
(i)
notify each other in writing of their electronic mail address and/or any other information
required to enable the transmission of information by that means; and
(ii)
notify each other

of any

change to

their address or

any other

such information

supplied
by them by not less than five Business Days'

notice.
(b)
Any

such electronic

communication

or

delivery as

specified in

paragraph

(a)

above to

be made
between an

Obligor and

the Lender may

only be

made in that

way to

the extent

that those

two
Parties

agree

that,

unless

and

until

notified

to

the

contrary,

this

is

to

be

an

accepted

from

of
communication or delivery.
(c)
Any

such

electronic

communication

or

document

as

specified

in

paragraph

(a)

above

made

or
delivered by one Party to

another will be

effective only when actually received

(or made available)
in readable form and in the

case of any electronic communication or document

made or delivered
by a Party to the Lender only if it is addressed in

such a manner as the Lender shall

specify for this
purpose.
(d)
Any

electronic

communication

or

document

which

becomes

effective,

in

accordance

with
paragraph

(c)

above,

after

5.00

p.m.

in

the

place

in

which

the

Party

to

whom

the

relevant
communication

or

document

is

sent

or

made

available

has

its

address

for

the

purpose

of

this
Agreement shall be deemed only to become effective on the following day.
(e)
Any reference

in a Finance Document

to a communication

being sent or received

or a document
being

delivered

shall

be

construed

to

include

that

communication

or

document

being

made
available in accordance with this Clause 34.4 ( Electronic communication ).
34.5 English language
(a) Any notice given under or in connection with any Finance Document must be in English.
(b) All other documents provided under or in connection with any Finance Document must be:
(i) in English; or
(ii)
if

not

in

English,

and

if

so

required

by

the

Lender,

accompanied

by

a

certified

English
translation prepared by a

translator approved by

the Lender and, in this case, the English
translation will prevail

unless the document is

a constitutional, statutory

or other official
document.

35 CALCULATIONS AND CERTIFICATES
35.1 Accounts
In

any

litigation

or

arbitration

proceedings

arising

out

of

or

in

connection

with

a

Finance
Document, the entries

made in the

accounts maintained

by the Lender

are
prima facie

evidence
of the matters to which they relate.
35.2 Certificates and determinations
Any certification or determination

by the Lender

of a rate or

amount under any

Finance Document
is, in the absence of manifest error, conclusive evidence of the matters to which it relates.
35.3
Day count convention

Any interest,

commission or fee

accruing under a Finance

Document will accrue

from day

to day
and is calculated

on the basis

of the actual

number of days

elapsed and a year

of 360 days

or,

in
any

case

where

the

practice

in

the

Relevant

Market

differs,

in

accordance

with

that

market
practice.
36 PARTIAL INVALIDITY
If, at any time, any provision of a

Finance Document is

or becomes illegal, invalid or

unenforceable
in any

respect under

any law

of any

jurisdiction, neither the

legality,

validity or

enforceability of
the

remaining

provisions

under

the

law

of

that

jurisdiction

nor

the

legality,

validity

or
enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.
37 REMEDIES AND WAIVERS
(a)
No failure

to exercise,

nor any

delay in

exercising,

on the

part of

the Lender

or any

Receiver

or
Delegate,

any right

or remedy

under a

Finance Document

shall operate

as a

waiver of

any such
right or

remedy or

constitute an

election to

affirm any

Finance Document. No

election to

affirm
any

Finance Document

on the

part of

the Lender

or any

Receiver or

Delegate

shall be

effective
unless it is in writing. No single or partial

exercise of any right or remedy shall prevent any further
or other exercise

or the exercise

of any other

right or remedy.

The rights and remedies

provided
in each Finance Document are cumulative

and not exclusive of any rights or remedies provided by
law.
(b)
No variation or

amendment of a Finance

Document shall be valid

unless in writing and signed

by
the Lender.
38 ENTIRE AGREEMENT
(a)
This

Agreement,

in

conjunction

with

the

other

Finance

Documents,

constitutes

the

entire
agreement

between

the

Parties

and

supersedes

all

previous

agreements,

understandings

and
arrangements between them, whether in writing or oral, in respect of its subject matter.

(b)

Each

Obligor

acknowledges

that

it

has

not

entered

into

this

Agreement

or

any

other

Finance
Document in reliance

on, and shall

have no remedies in

respect of, any representation or warranty
that is not expressly set out in this Agreement or in any other Finance Document.
39 SETTLEMENT OR DISCHARGE CONDITIONAL
Any

settlement

or

discharge

under

any

Finance

Document

between

the

Lender

and

any
Transaction

Obligor

shall

be

conditional

upon

no

security

or

payment

to

the

Lender

by

any
Transaction Obligor or any

other person being

set aside,

adjusted or

ordered to be

repaid, whether
under any insolvency law or otherwise.
40 IRREVOCABLE PAYMENT
If the

Lender considers that

an amount

paid or

discharged by, or on

behalf of, a

Transaction Obligor
or

by any

other person

in purported

payment or

discharge of

an obligation

of

that Transaction
Obligor to the Lender under the

Finance Documents is capable of being avoided

or otherwise set
aside

on

the

liquidation

or

administration

of

that

Transaction

Obligor

or

otherwise,

then

that
amount shall not be

considered to have

been unconditionally and irrevocably

paid or discharged
for the purposes of the Finance Documents.
41 AMENDMENTS
41.1 Obligor Intent
Without prejudice

to the

generality of

Clauses 1.2

(
Construction
), 17.4

(
Waiver of

defences
) and
18.2

(
Waiver

of

defences
),

each

Obligor

expressly

confirms

that

it

intends

that

any

guarantee
contained

in

this

Agreement

or

any

other

Finance

Document

and

any

Security

created

by

any
Finance

Document

shall

extend

from

time

to

time

to

any

(however

fundamental)

variation,
increase,

extension

or

addition

of

or

to

any

of

the

Finance

Documents

and/or

any

facility

or
amount made available under any of the Finance Documents for the purposes of or in connection
with any of

the following:

business acquisitions

of any nature; increasing

working capital; enabling
investor

distributions

to

be

made;

carrying

out

restructurings;

refinancing

existing

facilities;
refinancing

any

other

indebtedness;

making

facilities

available

to

new

borrowers;

any

other
variation

or

extension

of

the

purposes

for

which

any

such

facility

or

amount

might

be

made
available

from

time

to

time;

and

any

fees,

costs

and/or

expenses

associated

with

any

of

the
foregoing.
42 CONFIDENTIAL INFORMATION
42.1 Confidentiality
The

Lender

agrees

to

keep

all

Confidential

Information

confidential

and

not

to

disclose

it

to
anyone, save

to the extent

permitted by Clause 42.2

(
Disclosure of Confidential Information ) and
to ensure

that all

Confidential Information

is protected

with security

measures and

a degree

of
care that would apply to its own confidential information.
42.2 Disclosure of Confidential Information
The Lender may disclose:

(a)
to

any

of

its

Affiliates

and

Related

Funds

and

any

of

its

or

their

officers,

directors,

employees,
professional

advisers,

auditors,

insurers,

insurance

advisors,

insurance

brokers,

partners

and
Representatives

such

Confidential

Information

as

the

Lender

shall

consider

appropriate

if

any
person

to

whom

the

Confidential

Information

is

to

be

given

pursuant

to

this

paragraph

(a)

is
informed in writing of its

confidential nature and that some

or all of such Confidential

Information
may be price-sensitive information except that there

shall be no such requirement to so inform if
the

recipient

is

subject

to

professional

obligations

to

maintain

the

confidentiality

of

the
information or is

otherwise bound

by requirements

of confidentiality

in relation

to the

Confidential
Information;
(b) to any person:
(i)
to (or

through) whom

it assigns

(or may

potentially assign) all

or any

of its

rights and/or
obligations

under

one

or

more

Finance

Documents

and,

in

each

case,

to

any

of

that
person's Affiliates, Related Funds, Representatives and professional advisers;
(ii)
with (or through) whom it enters

into (or may potentially enter

into), whether directly or
indirectly,

any

sub-participation

in

relation

to,

or

any

other

transaction

under

which
payments

are

to

be

made

or

may

be

made

by

reference

to,

one

or

more

Finance
Documents and/or one

or more Transaction Obligors and

to any of that

person's Affiliates,
Related Funds, Representatives and professional advisers;
(iii) appointed by the Lender or by a person to whom sub-paragraph (i) or (ii) of paragraph (b)
above

applies to

receive

communications,

notices, information

or

documents

delivered
pursuant to the Finance Documents on its behalf;
(iv)
who invests

in or

otherwise finances (or

may potentially

invest in

or otherwise finance),
directly or

indirectly,

any transaction

referred

to in

sub-paragraph (i)

or (ii)

of paragraph
(b) above;
(v)
to whom information is required

or requested to be disclosed

by any court of competent
jurisdiction or

any governmental, banking,

taxation or other

regulatory authority

or similar
body,

the

rules

of

any

relevant

stock

exchange

or

pursuant

to

any

applicable

law

or
regulation;
(vi) to whom information is required to be disclosed in connection with, and for the purposes of,

any

litigation,

arbitrations,

administrative

or

other

investigations,

proceedings

or
disputes;
(vii)
to whom

or for

whose benefit

the Lender charges,

assigns or otherwise

creates Security
(or may do so) pursuant to Clause 28.3 ( Security over Lender's rights );
(viii)
which is a classification society or other entity which the Lender has engaged to make the
calculations necessary to enable

the Lender to comply

with its reporting obligations

under
the Poseidon Principles;
(ix)
who is a Party, a member of the Group or any related entity of a Transaction

Obligor;

(x)
as a

result of

the registration

of any

Finance Document as

contemplated

by any

Finance
Document or any legal opinion obtained in connection with any Finance Document; or
(xi) with the consent of the Parent Guarantor;
in each case, such Confidential Information as the Lender shall consider appropriate if:
(A) in relation to sub-paragraphs (i), (ii) and (iii) of paragraph (b) above, the person to whom

the

Confidential

Information

is

to

be

given

has

entered

into

a
Confidentiality

Undertaking

except

that

there

shall

be

no

requirement

for

a
Confidentiality Undertaking if the recipient is a professional adviser and is subject to

professional

obligations

to

maintain

the

confidentiality

of

the

Confidential
Information;
(B)
in relation

to sub-paragraphs

(iv) and (viii)

of paragraph

(b) above,

the person to
whom

the

Confidential

Information

is

to

be

given

has

entered

into

a
Confidentiality

Undertaking

or

is

otherwise

bound

by

requirements

of
confidentiality

in

relation

to

the

Confidential

Information

they

receive

and

is
informed that some or all of such Confidential Information may be price-sensitive information;
(C)
in relation to

sub-paragraphs (v), (vi)

and (vii) of paragraph

(b) above, the person
to whom the Confidential Information is to be given is informed of its confidential
nature

and

that

some

or

all

of

such

Confidential

Information

may

be

price-
sensitive information except that there shall be no requirement to so inform if, in
the opinion of the Lender, it is not practicable so to do in the circumstances;
(c)
to

any

person

appointed

by

the

Lender

or

by

a

person

to

whom

sub-paragraph

(i)

or

(ii)

of
paragraph (b) above applies to

provide administration or settlement services in respect

of one or
more

of

the

Finance

Documents

including

without

limitation,

in

relation

to

the

trading

of
participations

in

respect

of

the

Finance

Documents,

such

Confidential

Information

as

may

be
required to be disclosed to enable such service provider to provide any of the services referred to
in this

paragraph (c)

if the

service provider

to whom

the Confidential

Information is

to be

given
has

entered

in

to

a

confidentiality

agreement

substantially

in

the

form

of

the

LMA

Master
Confidentiality

Undertaking

for

Use

With

Administration/Settlement

Service

Providers

or

such
other form of confidentiality undertaking agreed between the Borrowers and the Lender;
(d)
to any rating

agency (including its professional advisers) such Confidential

Information as may be
required

to be

disclosed to

enable such

rating agency

to carry

out its

normal rating

activities in
relation to the Finance Documents and/or the Transaction Obligors.

42.3 DAC6
Nothing in

any Finance

Document shall

prevent disclosure of

any Confidential Information

or other
matter

to

the

extent

that

preventing

that

disclosure

would

otherwise

cause

any

transaction
contemplated

by the

Finance Documents

or any

transaction carried

out in

connection with

any
transaction contemplated by the

Finance Documents

to become an

arrangement described in

Part
II A 1 of Annex IV of Directive 2011/16/EU.

42.4 Entire agreement
This Clause 42 ( Confidential Information ) constitutes the entire agreement between the Parties in relation

to

the

obligations

of

the

Lender

under

the

Finance

Documents

regarding

Confidential
Information

and

supersedes

any

previous

agreement,

whether

express

or

implied,

regarding
Confidential Information.
42.5 Inside information
The

Lender

acknowledges

that

some

or

all

of

the

Confidential

Information

is

or

may

be
price-sensitive information

and that

the use of

such information

may be

regulated or

prohibited
by applicable legislation including securities law relating

to insider dealing and market

abuse and
the Lender undertakes not to use any Confidential Information for any unlawful purpose.
42.6 Notification of disclosure
The Lender agrees (to the extent permitted by law and regulation) to inform the Borrowers:
(a)
of

the

circumstances

of

any

disclosure

of

Confidential

Information

made

pursuant

to
sub-paragraph (v)

of paragraph (b)

of Clause 42.2

(
Disclosure of Confidential Information ) except
where

such

disclosure

is

made

to

any

of

the

persons

referred

to

in

that

paragraph

during

the
ordinary course of its supervisory or regulatory function; and
(b)
upon becoming aware that

Confidential Information has been

disclosed in breach

of this Clause 42
( Confidential Information ).
42.7 Continuing obligations
The obligations in this Clause 42 ( Confidential Information
) are continuing and, in particular,

shall
survive and remain binding on the Lender for a period of 12 months from the earlier of:
(a)
the date on

which all

amounts payable by the

Obligors under

or in connection

with this

Agreement
have

been

paid

in

full

and

the

Commitment

has

been

cancelled

or

otherwise

ceased

to

be
available; and
(b) the date on which the Lender otherwise ceases to be the Lender.
43
CONFIDENTIALITY OF FUNDING RATES

43.1 Confidentiality and disclosure
(a)
Each Obligor agrees to keep each Funding Rate

confidential and not to disclose it to anyone, save
to the extent permitted by paragraph (b) below.
(b) Each Obligor may disclose any Funding Rate, to:
(i)
any

of

its

Affiliates

and

any

of

its

or

their

officers,

directors,

employees,

professional
advisers, auditors, partners and

Representatives, if any person to whom

that Funding Rate
is to be given pursuant to

this paragraph (i) is informed in

writing of its confidential

nature
and

that

it

may

be

price

sensitive

information

except

that

there

shall

be

no

such

requirement to so inform if the recipient is subject to professional obligations to maintain the

confidentiality

of

that

Funding

Rate

or

is

otherwise

bound

by

requirements

of
confidentiality in relation to it;
(ii)
any person to whom information

is required or requested to

be disclosed by any court of
competent

jurisdiction

or

any

governmental,

banking,

taxation

or

other

regulatory
authority

or

similar

body,

the

rules

of

any

relevant

stock

exchange

or

pursuant

to

any
applicable

law

or

regulation

if

the

person

to

whom

that

Funding

Rate

is

to

be

given

is
informed in writing

of its confidential

nature and that

it may be

price sensitive information
except that

there shall be no requirement

to so inform

if, in

the opinion of the Lender or
the relevant Obligor, as the case

may be, it

is not practicable

to do so

in the circumstances;
(iii)
any person

to whom

information is

required to

be disclosed in

connection with,

and for
the

purposes

of,

any

litigation,

arbitration,

administrative

or

other

investigations,
proceedings or disputes

if the person

to whom that

Funding Rate is

to be given

is informed
in writing of

its confidential nature

and that it

may be

price sensitive information

except
that

there

shall

be

no

requirement

to

so

inform

if,

in

the

opinion of

the

Lender or

the
relevant

Obligor,

as the

case may

be, it

is not

practicable to

do so

in the

circumstances;
and
(iv) any person with the consent of the Lender.
43.2 Related obligations
(a)
Each Obligor

acknowledges that

each Funding Rate

is or

may be

price sensitive

information and
that

its

use

may

be

regulated

or

prohibited

by

applicable

legislation

including

securities

law
relating to insider dealing and market

abuse and each Obligor undertakes not to use any

Funding
Rate for any unlawful purpose.
(b) Each Obligor agrees (to the extent permitted by law and regulation) to inform the Lender:
(i)
of the circumstances

of any disclosure

made pursuant to

sub-paragraph (ii)

of paragraph
(b) of Clause 43.1 ( Confidentiality and disclosure ) except where such disclosure is made to any

of

the

persons

referred

to

in

that

paragraph

during

the

ordinary

course

of

its
supervisory or regulatory function; and
(ii)
upon becoming aware that any information has been disclosed

in breach of this Clause 43
( Confidentiality of Funding Rates ).
43.3 No Event of Default
No Event of Default will occur under Clause

27.4 (
Other obligations
) by reason only of an

Obligor's
failure to comply with this Clause 43 ( Confidentiality of Funding Rates ).
44 COUNTERPARTS
Each Finance Document

may be

executed in

any number of

counterparts, and this

has the same
effect as if the signatures on the counterparts were on a single copy of the Finance Document.

SECTION 11
GOVERNING LAW AND ENFORCEMENT
45 GOVERNING LAW
This

Agreement

and

any

non-contractual

obligations

arising out

of

or

in

connection

with

it

are
governed by English law.
46 ENFORCEMENT
46.1 Jurisdiction
(a)
Unless specifically

provided in

another Finance Document

in relation

to that

Finance Document,
the

courts

of

England

have

exclusive

jurisdiction

to

settle

any

dispute

arising

out

of

or

in
connection with

any

Finance Document

(including a

dispute

regarding

the existence,

validity or
termination

of

any

Finance

Document

or

any

non-contractual

obligation

arising

out

of

or

in
connection with any Finance Document) (a " Dispute ").
(b)
The Obligors accept that the courts of England

are the most appropriate and convenient courts to
settle Disputes and accordingly no Obligor will argue to the contrary.
(c)
To

the extent

allowed by

law,

this Clause 46.1

(
Jurisdiction
) is

for the

benefit of the

Lender only.
As a result, the Lender shall be not be prevented

from taking proceedings relating to a Dispute

in
any other courts with jurisdiction.

To

the extent allowed by

law,

the Lender may take

concurrent
proceedings in any number of jurisdictions.
46.2 Service of process
(a)
Without

prejudice

to

any

other

mode

of

service

allowed

under

any

relevant

law,

each

Obligor
(other than an Obligor incorporated in England and Wales):
(i)
irrevocably

appoints

Hill

Dickinson

Services (London)

Ltd

at

its

registered

office

for

the
time

being

at

The

Broadgate

Tower,

20

Primrose

Street,

London

EC2A

2EW,

United
Kingdom

as

its

agent

for

service

of

process

in

relation

to

any

proceedings

before

the
English courts in connection with any Finance Document; and
(ii)
agrees that failure by a process agent to notify the relevant Obligor of the process will not
invalidate the proceedings concerned.
(b) If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrowers

(on behalf of all the Obligors) must immediately (and in any event within three days of such event taking place) appoint another agent on terms acceptable to
the Lender. Failing

this, the Lender may appoint another agent for this purpose.
This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1
THE PARTIES
PART A
THE OBLIGORS
Name of
Borrower
Place of
Incorporation
Registration
number (or
equivalent, if any)
Address for Communication
Majuro Shipping
Company Inc.
Marshall Islands 20080 c/o Approved Manager
350 Syngrou Avenue,
7
th

Floor, Syngrou

Tower,
Kalithea, 17674, Athens, Greece
E-mail: info@dwm.com.cy

Toku

Shipping
Company Inc.
Marshall Islands 71580 c/o Approved Manager
16 Pendelis Street
175 64 Palaio Faliro
Athens, Greece
E-mail:
corpgov@dianashippingservices.com
Mejato Shipping
Company Inc.
Marshall Islands 85176
c/o Approved Manager
16 Pendelis Street
175 64 Palaio Faliro
Athens, Greece
E-mail:
corpgov@dianashippingservices.com
Rakaru Shipping
Company Inc.
Marshall Islands 85177 c/o Approved Manager
16 Pendelis Street
175 64 Palaio Faliro
Athens, Greece
E-mail:
corpgov@dianashippingservices.com
Ebadon Shipping
Company Inc.
Marshall Islands 89308 c/o Approved Manager
16 Pendelis Street
175 64 Palaio Faliro
Athens, Greece
E-mail:
corpgov@dianashippingservices.com

Pulap Shipping
Company Inc.
Marshall Islands 61194 c/o Approved Manager
16 Pendelis Street
175 64 Palaio Faliro
Athens, Greece
E-mail:
corpgov@dianashippingservices.com
Weno Shipping
Company Inc.
Marshall Islands 61192 c/o Approved Manager
16 Pendelis Street
175 64 Palaio Faliro
Athens, Greece
E-mail:
corpgov@dianashippingservices.com
Erikub Shipping
Company Inc.
Marshall Islands 53880 c/o Approved Manager
16 Pendelis Street
175 64 Palaio Faliro
Athens, Greece
E-mail:
corpgov@dianashippingservices.com
Wotho Shipping
Company Inc.
Marshall Islands 53882 c/o Approved Manager
16 Pendelis Street
175 64 Palaio Faliro
Athens, Greece
E-mail:
corpgov@dianashippingservices.com
Name of Parent
Guarantor
Place of
Incorporation
Registration
number (or
equivalent, if any)
Address for Communication
Diana Shipping
Inc.
Marshall Islands 13671 c/o Approved Manager
16 Pendelis Street
175 64 Palaio Faliro
Athens, Greece
E-mail:
corpgov@dianashippingservices.com

PART B
THE ORIGINAL LENDER
Name of Original Lender Address for Communication
Danish Ship Finance A/S Sankt Annae Plads 3
DK-1250 Copenhagen K
Denmark
Attn:

Henrik Rohde Søgaard hso@shipfinance.dk

Iben Nordland inj@shipfinance.dk

Loan Administration loanadmin@shipfinance.dk
Fax: +45 3333 9666

SCHEDULE 2
CONDITIONS PRECEDENT
PART A
CONDITIONS PRECEDENT TO UTILISATION REQUEST
1 Obligors
1.1 A copy of the constitutional documents of each Obligor.
1.2 A copy of a resolution of the board of directors of each Obligor (other than the Parent Guarantor)
and a copy of a resolution of the executive committee of the Parent Guarantor:
(a) evidencing corporate benefit;
(b)
approving the terms

of, and

the transactions contemplated

by,

the Finance Documents to

which
it is a party and resolving that it execute the Finance Documents to which it is a party;
(c) authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and
(d)
authorising a specified

person or persons,

on its behalf, to

sign and/or despatch

all documents and
notices (including, if

relevant, the Utilisation Request) to be

signed and/or despatched by

it under,
or in connection with, the Finance Documents to which it is a party.
1.3
An original

of the

power of

attorney of

any Obligor

authorising a

specified person

or persons

to
execute the Finance Documents to which it is a party.
1.4 A specimen of the signature of each person authorised by the resolution referred to in paragraph
1.2 above.
1.5
A copy of

a resolution signed by

the Parent

Guarantor as the

holder of the

issued shares in

each
Borrower,

approving the terms of, and the transactions contemplated by, the Finance Documents to which that Borrower is a party.
1.6
A certificate of each

Obligor (signed by a director)

confirming that borrowing or

guaranteeing, as
appropriate,

the

Commitment

would

not

cause

any

borrowing,

guaranteeing

or

similar

limit
binding on that Obligor to be exceeded.
1.7 A certificate of each Transaction Obligor that is incorporated outside the UK (signed by a director)
certifying either that (i) it

has not delivered particulars of any UK

Establishment to the Registrar of
Companies

as

required

under

the

Overseas

Regulations

or

(ii)

it

has

a

UK

Establishment

and
specifying

the

name

and

registered

number

under

which

it

is

registered

with

the

Registrar

of
Companies.
1.8
A certificate of an authorised

signatory of the relevant Obligor

certifying that each

copy document
relating

to

it

specified

in

this

Part

A

of

Schedule 2

(
Conditions

Precedent
)

is

a true

copy

of

the

original and it is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.
1.9
A copy of a goodstanding certificate in

respect of each Transaction

Obligor dated not earlier than
three months from the date of this Agreement.

2 Finance Documents
2.1
If

applicable,

a

duly

executed

original

of

the

Subordination

Agreement

and

copies

of

each
Subordinated Finance Document.
2.2
A duly

executed

original of

any

Finance Document

not otherwise

referred

to

in this

Schedule 2
( Conditions Precedent ).
2.3
A

duly

executed

original

of

any

other

document

required

to

be

delivered

by

each

Finance
Document if not otherwise referred to this Schedule 2 ( Conditions Precedent ).
3 Security
3.1
A duly

executed original

of the

Account Security in

relation to

each Earnings

Account and of

the
Shares Security in respect of each Borrower (and of each document to be delivered under each of
them).
3.2 If applicable, a duly executed original of the Subordinated Debt Security.
4 Legal opinions
4.1
A legal opinion of Watson Farley & Williams,

Greece, legal advisers to the Lender in England.
4.2
If an Obligor is incorporated in a jurisdiction other than England and Wales,

a legal opinion of the
legal advisers to the Lender in the relevant jurisdiction.
5 Shareholder's loans
If there

are any

shareholder loans agreements

in respect of

any loan from

the Parent

Guarantor
to a Borrower,

copies of such loan agreements together with evidence:
(a) of corporate benefit; and
(b) that any relevant financial assistance laws have been complied with.
6 Other documents and evidence
6.1
A valuation of each

Ship, addressed to the

Lender, stated to be for the purposes of

this Agreement
and dated not earlier

than 30 days before the

Utilisation Date for the

Advance under each

Tranche
from an Approved Valuer.
6.2
Draft cover notes and certificates of

the relevant P&I Club in respect of each Ship evidencing that each

Ship

is

insured

in

accordance

with

the

provisions

of

this

Agreement

together

with

draft

letters

o
f undertaking

by the

Approved Brokers

in accordance

with paragraph

(b) of

Clause 23.6
( Copies of policies; letters of undertaking
), in each case in forms acceptable to the Lender.

6.3
Evidence that

any process agent

referred to

in Clause 46.2 (
Service of process
), if not

an Obligor,
has accepted its appointment.
6.4
A

copy

of

any

other

Authorisation

or

other

document,

opinion

or

assurance

which

the

Lender
considers to be necessary or desirable (if

it has notified the Borrowers accordingly) in

connection
with

the

entry

into

and

performance

of

the

transactions

contemplated

by

any

Transaction
Document or for the validity and enforceability of any Transaction Document.
6.5 The Original Financial Statements of the Parent Guarantor.
6.6
The

original

of

any

mandates

or

other

documents

required

in

connection

with

the

opening

or
operation of the Earnings Accounts.
6.7
Evidence that

the fees,

costs and

expenses then

due from

the Borrowers

pursuant to

Clause 11
( Fees
) and

Clause 16

(
Costs and

Expenses
) have

been paid

or will

be paid

by the

first

Utilisation
Date.
6.8
Such documentation and

information as the

Lender deem necessary and/or

advisable to comply
with:

(a)
relevant sanction regulations

including the Lender's sanction compliance

procedures with a

view
to carry out relevant sanctions'

screenings; and
(b)
customer

due

diligence

measures

for

purposes

of

AML/CTF

checks

as

required

by

the

Danish
Consolidating Act no. 1022 of 13
th

of August 2013 on Measures to Prevent Money Laundering and
Financing of Terrorism (as amended and supplemented) including, without limitation:
(i)
Ownership and structure:

evidence satisfactory to the Lender of

the complete ownership
and

control

structure

of

the

Customers

including

the

ownership

stake

belonging

to
beneficial owners meaning the

natural person(s) who ultimately owns

or controls through
direct or indirect ownership of more than 20 per cent. of the shares or voting rights in the
Customers (except for beneficial owners in companies listed on a regulated market that is subject

to

disclosure

requirements

consistent

with

EU

law

or

equivalent

international
standards,

provided that

if only

part of

such companies

shares

are listed,

the beneficial
owners,

if

any,

of

such

remaining

unlisted

shares

shall

be

subject

to

the

disclosure
requirements)

or,

if

no

such

person(s)

are

identified

or

if

there

is

any

doubt

that

the
person(s)

identified

are

the

beneficial

owner(s),

the

natural

person(s)

who

hold

the
position of senior management in the Parent Guarantor;
(ii)
Verification:

copies

of

proof

of

identity

and

country

of

residence

(which

may

be
documented

by

copy

of

bank

statement,

utility

bills,

lease

contracts

or

other

official
documents from a reliable and independent source) no older than 3 Months from date of receipt,

in

Roman

Latin

letters

(

i.e.

not

Hebrew,

Greek,

Arabic

or

Russian

letters

in
readable form)

of the Customers

and any beneficial

owner (except

for beneficial owners
in listed

companies as

described in sub-paragraph

(a) above)

or,

if no such

person(s) are
identified or if there is any doubt that the person(s) identified are the beneficial owner(s),

in

addition

to

the so

identified

beneficial

owner(s),

the

natural

person(s)

who

hold

the
position

of

senior management

officials

in the

Parent

Guarantor

and of

any

signatories
shall be verified in the following manner:
(A)
in

relation

to

natural

persons

(e.g.

beneficial

owner(s)

or

senior

management
officials):

proof of

identity shall

include name,

date of

birth and

civil registration
number

verified

on

the

basis

of

copies

of

passports

or

driver's

licenses,

other
government issued documents, lawyer's statements or a legal opinion; and
(B)
in

relation

to

legal

persons

(e.g. Customers

and/or

any

listed

parent

company):
proof of identity shall include registered name, country of

incorporation, business
registration number,

tax identification number (TIN), legal entity identifier (LEI)

or
similar government issued

identification number verified

on the basis

of transcript
from

companies

house

or

companies

registry,

Articles

of

Association

and
Memorandum

of

Association,

or

other

government

issued

documents.
Alternatively, bank statements, lawyer's statements, legal opinion or confirmation
from the Danish Consulate in the country

of
the registered office of the Customer
or listed parent company confirming name or business identification number;

(iii)
Signing authority and verification:

(A)
Authorised

signatory:

copies

of

Articles

of

Association

and

Memorandum

of
Association, Board Resolution,

or legal opinion.

Proof of

identity of the

signatory
shall be verified

on the basis

of passport, identity

card issued

by a governmental
authority or

driver's license

in relation

to the

signing of

authority of

any person
executing a document on behalf of the Customers; and
(B)
Attorneys

in

fact:

copies

of

any

powers

of

attorney,

documentation

evidencing
general

authority

or

legal

opinion

in

relation

to

the

signing

authority

of

any
attorney-in-fact

executing a

document on

behalf of

the Customers,

in each

case
no

older

than

3

months.

The

proof

of

identity

of

any

attorney-in-fact

shall

be
verified on the basis of passport, identity

card issued by a governmental authority
or

driver's

license.

Alternatively,

if

the

attorney-in-fact

is

an

attorney-at-law
qualified in

a EU/EEA

member state,

a print-out

of the

webpage of

the relevant
law

firm

with

whom

the

attorney-at-law

is

employed

evidencing

such
employment; and
(iv)
a

statement

from

the

Customers

confirming

that

the

documents,

data

or

information
previously provided

to the

Lender under

paragraphs (i),

(ii) and

(iii) above

is up-to-date,
or,

alternatively, any relevant

updated documents, data or information.

PART B
CONDITIONS PRECEDENT TO UTILISATION UNDER EACH TRANCHE

In this

Part

B, the
"
Relevant

Ship
" means

the particular

Ship to

which the

relevant

Tranche

relates

and
" Relevant Borrower " means the Borrower owning that Ship.
1 Borrowers
A

certificate

of

an

authorised

signatory

of

the

Relevant

Borrower

certifying

that

each

copy
document which it is required to provide under this Part B of

Schedule 2 (
Conditions Precedent ) a
true copy of the original and it is correct, complete and in full force and effect as at the Utilisation
Date of the Advance under the relevant Tranche.
2 Release of Existing Security
An

original

of

the

relevant

Deed

of

Release

and

of

each

document

to

be

delivered

under

or
pursuant to it,

together with evidence

satisfactory to the

Lender of its

due execution by

the parties
to it.
3 Ship and other security
3.1
A

duly

executed

original

of

the

Mortgage,

the

General

Assignment

and,

if

applicable,

any
Charterparty Assignment

in respect

of the

Relevant

Ship and

of each

document to

be delivered
under

or

pursuant

to

each of

them

together

with

documentary

evidence that

the Mortgage

in
respect of the Relevant

Ship has been duly

registered

or,

as the case may

be, recorded as

a valid
first preferred

or,

as the case

may be, first

priority ship mortgage

in accordance with

the laws of
the jurisdiction of its Approved Flag.
3.2 Documentary evidence that the Relevant Ship:
(a)
is

definitively

and

permanently

registered

in

the

name

of

the

Relevant

Borrower

under

the
Approved Flag applicable to the Relevant Ship;
(b)
is in the absolute

and unencumbered ownership of the

Relevant Borrower

save as contemplated
by the Finance Documents;
(c)
maintains

the

Approved

Classification

with

the

Approved

Classification

Society(ies)

free

of

all
material

overdue

recommendations

and

conditions

or

adverse

notations

of

the

Approved
Classification Society

and if

the Relevant

Ship is

Ship H

or Ship

I, evidence

that the

rules of

Det
Norske Veritas

shall apply in full extent to such Ship; and
(c)
is insured

in accordance

with the

provisions of

this Agreement

(including final

cover notes

from
the relevant underwriters and certificate of entry of the relevant P&I Club in the forms previously approved

by

the

Lender)

and

all

requirements

in

this

Agreement

in

respect

of

insurances
(including, without limitation, letters of

undertaking by the Approved Brokers

in accordance with
paragraph (b) of Clause 23.6 ( Copies of policies; letters of undertaking )) have been complied with.

3.3
Documents establishing

that the

Relevant

Ship will,

as from

the Utilisation

Date of

the Advance
under the relevant Tranche, be managed commercially by its Approved Commercial Manager and managed

technically

by

its

Approved

Technical

Manager

on

terms

acceptable

to

the

Lender,
together with:
(a)
a

Manager's

Undertaking

for

each

of

the

Approved

Technical

Manager

and

the

Approved
Commercial Manager in respect of the Relevant Ship; and
(b)
copies

of

the

Inventory

of

Hazardous

Materials

relating

to

the

Relevant

Ship,

the

relevant
Approved

Technical

Manager's

Document

of

Compliance

and

of

the

Relevant

Ship's

Safety
Management

Certificate

(together

with any

other

details

of

the applicable

Safety

Management
System which the Lender requires),

and of any other

documents required under the

ISM Code and
the ISPS Code in relation to

the Relevant Ship including without

limitation an ISSC and a Tonnage
Certificate.
3.4
An opinion from

an independent insurance consultant

acceptable to the

Lender on such matters
relating to the Insurances as the Lender may require.
4 Legal opinions
Legal opinions

of the

legal advisers

to the

Lender in

the jurisdiction

of the

Approved Flag

of the
Relevant Ship and such other relevant jurisdictions as the Lender may require.
5 Other documents and evidence
5.1
A

copy

of

any

other

Authorisation

or

other

document,

opinion

or

assurance

which

the

Lender
considers to be necessary or desirable (if

it has notified the Borrowers

accordingly) in connection
with

the

entry

into

and

performance

of

the

transactions

contemplated

by

any

Transaction
Document

referred

to

in

paragraph

3

(
Ship

and

other

security
)

above

or

for

the

validity

and
enforceability of any such Transaction Document.
5.2 Any charterparties, pool agreement and on-hire certificate in respect of the Relevant Ship.
5.3
Evidence

satisfactory

to

it

of

the

current

status

of

the

Relevant

Ship

regarding

EEXI

(Energy
Efficiency Existing Ship Index) and of the

Operational Carbon Intensity Rating of the

Relevant Ship.

5.4
If the Relevant

Ship is Ship

B, Ship

C, Ship D,

Ship E or

Ship F,

a report on

the fuel type

used and
the fuel consumption (at

service and economy speed

for Ship B,

Ship E or Ship

F or at service

for
Ship C and Ship D)

of that Relevant

Ship based on the Regulation

(EU) 2015/757 of the European
Parliament

and of

the Council

of 29

April 2015

on the

monitoring, reporting

and verification

of
carbon dioxide emissions from maritime transport, and amending Directive 2009/16/EC.
5.5
Evidence that

the fees,

costs and

expenses then

due from

the Borrowers

pursuant to

Clause 11
( Fees
) and

Clause 16 (
Costs and

Expenses
) have

been paid or

will be

paid by the

Utilisation Date
for the Advance under the relevant Tranche.
5.6
Evidence

that

all

sums

then

due

(if

any)

to

the

Lender

in

respect

of

the

relevant

Existing
Indebtedness have been paid in full.

SCHEDULE 3
UTILISATION REQUEST
From: Majuro Shipping Company Inc.
Toku

Shipping Company Inc.
Mejato Shipping Company Inc.
Rakaru Shipping Company Inc.
Ebadon Shipping Company Inc.
Pulap Shipping Company Inc.
Weno Shipping Company Inc.
Erikub Shipping Company Inc.
Wotho Shipping Company Inc.
To: Danish Ship Finance A/S
Dated: [
●
] 2023
Majuro

Shipping

Company

Inc.,

Toku

Shipping

Company

Inc.,

Mejato

Shipping

Company

Inc.,

Rakaru
Shipping Company

Inc., Ebadon

Shipping Company

Inc., Pulap

Shipping Company

Inc., Weno

Shipping
Company

Inc.,

Erikub

Shipping

Company

Inc.,

Wotho

Shipping

Company

Inc.

–

$100,000,000

Facility
Agreement dated [
●
] April 2023 (the " Agreement " )
1
We

refer

to the

Agreement. This

is a

Utilisation Request.

Terms

defined in

the Agreement

have
the same

meaning in

this Utilisation

Request unless

given a

different

meaning in

this Utilisation
Request.
2 We wish to borrow the Facility on the following terms:
Proposed Utilisation Date:

[
●
]

(or,

if

that

is

not

a

Business

Day,

the

next

Business
Day)
Amount:

$[
●
] or, if less, the Available Facility
Interest Period for the first Advance:

[
●
]
3
[You are

authorised and requested to deduct from the Advance prior to funds being remitted the following amounts set out against the following items:
Deductible Items

$
Upfront Fee
Lender's solicitors'

fees inclusive of disbursements and VAT
[
●
] legal opinion fees (if any)
Net proceeds of Advance

_____________]

4
We confirm that each

condition specified

in Clause

4.1 (
Initial conditions

precedent
) and Clause

4.2
(
Further

conditions

precedent
)

of

the

Agreement

as

they

relate

to

the

Advance

to

which

this
Utilisation Request refers is satisfied on the date of this Utilisation Request.
5 The [net] proceeds of this Advance should be credited to [account].
6 This Utilisation Request is irrevocable.
Yours

faithfully
____________________
[
●
]
authorised signatory for
Majuro Shipping Company Inc.
____________________
[
●
]
authorised signatory for
Toku

Shipping Company Inc.
____________________
[
●
]
authorised signatory for
Mejato Shipping Company Inc.
____________________
[
●
]
authorised signatory for
Rakaru Shipping Company Inc.
____________________
[
●
]
authorised signatory for
Ebadon Shipping Company Inc.
____________________
[
●
]
authorised signatory for
Pulap Shipping Company Inc.
____________________
[
●
]
authorised signatory for
Weno Shipping Company Inc.
____________________
[
●
]
authorised signatory for

Erikub Shipping Company Inc.
____________________
[
●
]
authorised signatory for
Wotho Shipping Company Inc.

SCHEDULE 4
FORM OF COMPLIANCE CERTIFICATE
To:

Danish Ship Finance A/S as Lender
From:

Diana Shipping Inc.
Dated: [
●
]
Majuro

Shipping

Company

Inc.,

Toku

Shipping

Company

Inc.,

Mejato

Shipping

Company

Inc.,

Rakaru
Shipping Company

Inc., Ebadon

Shipping Company

Inc., Pulap

Shipping Company

Inc., Weno

Shipping
Company

Inc.,

Erikub

Shipping

Company

Inc.,

Wotho

Shipping

Company

Inc.

–

$100,000,000

Facility
Agreement dated [
●
] April 2023 (the " Agreement " )
1
We refer to the Agreement. This

is a Compliance

Certificate. Terms defined in the Agreement

have
the same

meaning when

used in

this Compliance

Certificate unless

given a

different

meaning in
this Compliance Certificate.
2
We confirm that:

(a)
the aggregate

of all

Cash and

Cash Equivalents

held by

the Parent

Guarantor

on a

consolidated
basis are [●];

(b)
the Market Value Adjusted Net Worth

of the Group is [●];

(c)
the Market Value Adjusted Total

Assets of the Group are [●]; and
(d) the Security Cover Ratio is [●].
3 [We confirm that no Default is continuing.]
Signed:
________________________

Chief Finance Officer

of

Diana Shipping Inc.

SCHEDULE 5
DETAILS OF THE SHIPS
Ship name
Name

of the
Borrower/o
wner
IMO Number Type DWT Approved Flag
and port of
registration
Approved
Classification
Society
Approved Classification Approved
Commercial
Manager
Approved Technical Manager
ALCMENE Majuro
Shipping
Company
Inc.
9568586 Post-
panamax
bulk carrier
93,193 Marshall Islands Bureau Veritas I +[ HULL + MACH
Bulk carrier

CSR BC-A (holds 2,4, 6
may

be

empty)

ESP

GRAB

(20)
Unrestricted

navigation

+

AUT-
UMS , + AUT

-PORT , MON-SHAFT ,

+ ALP , INWATERSURVEY
Diana

Wilhelmsen
Management Limited
Diana

Wilhelmsen
Management Limited
SEATTLE Toku
Shipping
Company
Inc.
9476848 Capesize
bulk carrier
179,362 Marshall Islands Nippon Kaiji Kyokai NS* I MNS*
(CSR, BC-A, BC-XII, GRAB 20, PSPC-
WBT)(ESP)(IWS)(PSCM)
Diana

Shipping
Services S.A.
Diana Shipping Services S.A.
PHAIDRA Mejato
Shipping
Company
Inc.
9661211 Post-
panamax
bulk carrier
87,146 Marshall Islands
American

Bureau
of Shipping
+A1, Bulk

Carrier,

BC-A

(holds 2,4
and

6

may

be

empty),

ESP,
Ⓔ

,
+AMS, +ACCU, CPS, CSR AB-CM
Diana

Shipping
Services S.A.
Diana Shipping Services S.A.
ELECTRA Rakaru
Shipping
Company
Inc.
9661223 Post-
panamax
bulk carrier
87,150 Marshall Islands China
Classification
Society

☆

CSA

Bulk

Carrier,

Double

Side
Skin; CSR;

BC-A(Holds Nos.

2,4 ^6
may

be

Empty);

GRAB[20];
PSPC(R,D); Loading Computer (S, I,
G);

ESP;

In-Water

Survey

FTP;
BWMP
☆

CSM Al/T-D; SCM; SEEMP (I)
Diana

Shipping
Services S.A.
Diana Shipping Services S.A.

ASTARTE Ebadon
Shipping
Company
Inc.
9600645 Kamsarmax
bulk carrier
81,513 Marshall Islands
American

Bureau
of Shipping
+A1, Bulk Carrier,

BC-A (holds 2,

4
and

6

may

be

empty),

ESP,
Ⓔ
,
+AMS, +ACCU, CPS, CSR, AB-CM
Additional Notations
GP,

GRAB 30, RW, TCM, UWILD
Diana

Shipping
Services S.A.
Diana Shipping Services S.A.
P.

S. PALIOS
Pulap
Shipping
Company
Inc.
9573103 Capesize
bulk carrier
179,134 Marshall Islands Bureau Veritas
I +

HULL + MACH
Bulk carrier

CSR

CPS(WBT)

BC-A
(holds 2,4,6
☆

8

may

be empty)
GRAB+

20cv

ESP

Unrestricted
navigation

+

AUT-UMS

,

MON-
SHAFT , GREEN PASSPORT

, + ALP ,
CYBER

MANAGED

,
INWATERSURVEY ,

LI-HG

Diana

Shipping
Services S.A.
Diana Shipping Services S.A.
G. P.

ZAFIRAKIS
Weno
Shipping
Company
Inc.
9671931 Capesize
bulk carrier
179,492 Marshall Islands China
Classification
Society
☆

CSA

Bulk

Carrier;

CSR;

BD-
A(Holds

Nos.

2,4,6

&

8

may

be
Empty); GRAB[25];

ERS*; PSPC(B);
Loading Computer (S, I, G, D);

ESP;
In-Water Survey
Diana

Shipping
Services S.A.
Diana Shipping Services S.A.
CRYSTALIA Erikub
Shipping
Company
Inc.
9658874 Panamax
bulk carrier
77,525
Greek (at the

port
of Piraeus)
China
Classification
Society/Det
Norske Veritas
+

1A1

Bulk

carrier

BC(A)

BIS
BWM(T) CSR E0 ESP Grab(20 t)
Holds(2,4

&

6)may

be

empty
Ice(1B) TMON
Diana

Shipping
Services S.A.
Diana Shipping Services S.A.
ATALANDI Wotho
Shipping
Company
Inc.
9658886 Panamax
bulk carrier
77,529
Greek (at the

port
of Chios)
China
Classification
Society/Det
Norske Veritas
+

1A1

Bulk

carrier

BC(A)

BIS
BWM(T)

CSR

E0

ESP

Grab(20

t)
Holds(2,4

&

6)may

be

empty
Ice(1B) TMON
Diana

Shipping
Services S.A.
Diana Shipping Services S.A.

SCHEDULE 6
TIMETABLES
Delivery of

a duly

completed Utilisation

Request
(Clause 5.1 ( Delivery of Utilisation Request
))

Three

Business

Days

before

the

intended
Utilisation

Date

(Clause

5.1

(
Delivery

of
Utilisation Request
))

EXECUTION PAGES
BORROWERS
SIGNED

by [
●
]

)
duly authorised

)
for and on behalf of

)
MAJURO SHIPPING COMPANY INC.

)
in the presence of:

)
Witness' signature:

)
Witness' name:

)
Witness' address:

)
SIGNED

by [
●
]

)
duly authorised

)
for and on behalf of

)
TOKU SHIPPING COMPANY INC.

)
in the presence of:

)
Witness' signature:

)
Witness' name:

)
Witness' address:

)
SIGNED

by [
●
]

)
duly authorised

)
for and on behalf of

)
MEJATO

SHIPPING COMPANY INC.

)
in the presence of:

)
Witness' signature:

)
Witness' name:

)
Witness' address:

)
SIGNED

by [
●
]

)
duly authorised

)
for and on behalf of

)
RAKARU SHIPPING COMPANY INC.

)
in the presence of:

)

Witness' signature:

)
Witness' name:

)
Witness' address:

)
SIGNED

by [
●
]

)
duly authorised

)
for and on behalf of

)
EBADON SHIPPING COMPANY INC.

)
in the presence of:

)
Witness' signature:

)
Witness' name:

)
Witness' address:

)
SIGNED

by [
●
]

)
duly authorised

)
for and on behalf of

)
PULAP SHIPPING COMPANY INC.

)
in the presence of:

)
Witness' signature:

)
Witness' name:

)
Witness' address:

)
SIGNED

by [
●
]

)
duly authorised

)
for and on behalf of

)
WENO SHIPPING COMPANY INC.

)
in the presence of:

)
Witness' signature:

)
Witness' name:

)
Witness' address:

)
SIGNED

by [
●
]

)
duly authorised

)
for and on behalf of

)
ERIKUB SHIPPING COMPANY INC.

)
in the presence of:

)
Witness' signature:

)

Witness' name:

)
Witness' address:

)

SIGNED

by [
●
]

)
duly authorised

)
for and on behalf of

)
WOTHO SHIPPING COMPANY INC.

)
in the presence of:

)
Witness' signature:

)
Witness' name:

)
Witness' address:

)
PARENT GUARANTOR
SIGNED

by [
●
]

)
duly authorised

)
for and on behalf of

)
DIANA SHIPPING INC.

)
in the presence of:

)
Witness' signature:

)
Witness' name:

)
Witness' address:

)
ORIGINAL LENDER
SIGNED

by [●]

)
duly authorised

)
for and on behalf of

)
DANISH SHIP FINANCE A/S

)
in the presence of:

)
Witness' signature:

)
Witness' name:

)
Witness' address:

)